UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2015

CGM Advisor Targeted Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review  page 1

Portfolio of Investments  page 22

Financial Statements  page  41

Notes to Financial Statements  page 70

CGM ADVISOR TARGETED EQUITY FUND

Manager	Symbols
G. Kenneth Heebner, CFA®	Class A NEFGX
Capital Growth Management Limited Partnership	Class B NEBGX
Class C NEGCX
Class Y NEGYX

Objective

The Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall U.S. economy.

Market Conditions

In 2015, the U.S. stock market delivered its worst return since 2008, ending the year basically flat and in sharp contrast to 2014’s double-digit gains. Throughout the period, worries about an economic slowdown in China, a weaker global economy, and the timing of interest rate increases by the Federal Reserve Board plagued the market. Another factor contributing to the market’s very modest return was plunging oil prices. While the consumer may benefit from lower energy prices, the collapse in oil prices is generally unwelcome news for large energy and industrial companies, whose stocks can significantly impact the market.

Overall uncertainty led to a wild ride in the stock market which reached new highs earlier in the year, but fell sharply in August as concerns over China’s slowdown mounted. The stock market recouped most of its lost ground late in the period, but investors had little to cheer about as the year came to a close.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of CGM Advisor Targeted Equity Fund returned -3.30% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 1.38%.

Explanation of Fund Performance

The Fund remained fully invested throughout 2015 in anticipation of strong U.S. economic growth, fueled by rising consumer spending. During the period, the U.S. consumer benefited from escalating housing prices as well as a significant reduction in personal debt, an ongoing trend since 2009.

Globally, the economic outlook was more uncertain. The Chinese economy in particular experienced a significant slowdown in 2015, which negatively impacted developing countries dependent on commodity exports. The major drop in oil prices worldwide further hobbled a number of developing economies. Ultimately, we believe that the impact of an optimistic outlook for domestic consumer spending is more crucial to U.S. economic growth than the limited impact of reduced exports to China and other developing nations.

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Declining oil and gas prices were a boon to the U.S. consumer, sharply reducing transportation and home heating costs during the year, which translated into greater disposable income. These factors, coupled with rising employment and consumer confidence, stimulated consumer spending, the most critical factor in the economic growth equation.

During the period, the portfolio was focused on industries that would benefit from a stronger economy and rising interest rates, which typically accompany an economic upturn. The Fund’s largest concentrations were in homebuilders, financial stocks, and other economically sensitive industries. This group of stocks, however, lagged the market somewhat due to investor fears about the global economy.

Individual detractors to fund performance included apparel and footwear giant PVH Corp. (formerly Phillips-Van Heusen) which owns Calvin Klein, Tommy Hilfiger, Van Heusen, and other well-known brands. The stock suffered as a strong U.S. dollar negatively impacted revenues outside of the United States. Another apparel and footwear retailer, VF Corp., which owns Timberland, The North Face, Nautica and Vans as well as other internationally recognized labels, also struggled in the face of a stronger dollar and declining overseas revenues. We sold both stocks on the expectations of continued strength in the U.S. dollar.

Leading financial services firm Morgan Stanley also proved disappointing. Shares of the stock have been impaired by a weakness in commodity prices and bond prices, as well as the perception that the firm’s opportunities to benefit from rising interest rates are limited by market sentiment. We continue to hold this issue.

Among the stocks that delivered positive returns during the year was The Walt Disney Company (Disney). The company enjoyed continued success as a producer of top-grossing films, including the year-end blockbuster Star Wars. Shares of Disney also climbed in anticipation of the spring 2016 opening of its newest vacation destination, Shanghai Disney Resort. We sold the issue because of concerns about the negative impact of possible disruptions in the cable TV industry, which is critical to Disney’s business.

The Fund also realized a gain in financial services giant Visa which benefitted from increased processed transaction volume on its credit cards, along with a growth in gift cards and prepaid debit cards. Concerns over stock valuation, however, caused us to sell the stock. Meanwhile, D.R. Horton, a top homebuilder, also contributed positively to fund performance. Despite a sluggish homebuilding market, the firm enjoyed healthy earnings as it introduced new economy and luxury product lines which have proven highly successful. We continue to hold the stock. Home Depot was also a strong performer for the Fund. The Company benefitted from rising home improvement expenditures.

Outlook

On December 23, 2015, the Board of Trustees approved the liquidation of the CGM Advisor Targeted Equity Fund. Sale of the Fund’s assets and corresponding liquidating distributions to shareholders were completed on February 17, 2016.

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CGM ADVISOR TARGETED EQUITY FUND

Growth of $10,000 investment in Class A Shares

December 31, 2005 through December 31, 2015

Average Annual Total Returns —  December 31, 2015

	1 Year	5 Years	10 Years
Class A (Inception 11/27/68)
NAV	-3.30%	5.71%	5.70%
With 5.75% Maximum Sales Charge	-8.83	4.46	5.07
Class B (Inception 2/28/97)
NAV	-4.10	4.90	4.91
With CDSC[1]	-8.74	4.62	4.91
Class C (Inception 9/1/98)
NAV	-4.02	4.91	4.91
With CDSC[1]	-4.95	4.91	4.91
Class Y (Inception 6/30/99)
NAV	-3.01	5.97	5.98
Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

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NATIXIS OAKMARK FUND

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class B NEGBX
M. Colin Hudson, CFA®	Class C NECOX
Michael J. Mangan, CFA®	Class Y NEOYX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

After almost a full year of speculation, the Federal Reserve (the “Fed”) finally lifted short-term interest rates in the fourth quarter. Investors appeared pleased by the news, concluding that the Fed’s decision points to a strengthening economy. Indeed, critical economic measures, such as employment and housing, have improved. New job creation in recent months met or exceeded economists’ forecasts, and the unemployment rate dropped throughout 2015 and reached the lowest level in more than seven years. Likewise, new housing permits rose more than industry projections, and single-family housing starts increased 10.5% in November to the highest level in nearly eight years.

Total consumer spending has similarly been on the rise, according to data compiled by the Bureau of Economic Analysis, and marked an all-time high in the third quarter of this year. However, consumer-friendly conditions, such as mild inflation and very low energy prices, have become concerning to the market. Investors worry that the long duration of these factors may lead to slowing economic growth and deflation. Falling energy prices in particular have severely impacted energy producers and related companies, resulting in reduced capital investment spending and depressed stock valuations across the sector. This scenario has also brought about some volatility in the broader market, as negative investor sentiment periodically pressured other equity prices in tandem with energy shares.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Natixis Oakmark Fund returned -4.41% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 1.38%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the health care sector gained the most value, while holdings in the energy sector posted the lowest return for calendar 2015.

Chesapeake Energy and Glencore were the largest detractors to fund performance for the calendar year. Chesapeake Energy was no exception to the depressed energy stock prices that were seen across the sector this year, especially in oil. However, we still believe that this oil and natural gas company’s business is sound. The company plans to reduce its amount of capital leverage and improve liquidity by selling select assets, including $200-$300 million of non-core assets. In the meantime, Chesapeake’s third-quarter earnings release was not as bad as investors feared, as its earnings per share ($-0.05 vs. $-0.13) result was far ahead of

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NATIXIS OAKMARK FUND

market expectations. Importantly, capital spending fell 47% from the previous quarter and about 60% year-over-year, which was better than forecasts, and management indicated further significant spending reductions through 2016. We are pleased that Chesapeake’s management team is focused on cutting costs and optimizing operational efficiencies, and we think these measures will strengthen Chesapeake Energy’s performance going forward.

Glencore’s share price came under pressure mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective with a strong commitment to protecting and elevating shareholder value. In December, Glencore hosted a conference call to provide a review of the business and the progress made strengthening the balance sheet. Some key updates included management’s guidance for $2.3 billion of free cash flow and earnings (excluding depreciation and amortization) of roughly $7.7 billion in 2016 at current “spot” prices, which is ahead of market expectations. Management believes that strong unit cost and capital expenditure reductions along with stability in the marketing business will make these targets achievable. In addition, the company plans to reduce debt by another $3 billion, bringing total projected cost cuts to $13 billion. Of that amount, nearly $9 billion in savings has already been achieved or otherwise earmarked.

The leading contributors to fund performance for the year were Amazon and Alphabet (formerly Google). As of the end of October, Amazon had returned over 100% since the beginning of the fiscal year. A third-quarter earnings report released in October showed earnings per share ($0.17 vs. -$0.13) and revenue ($25.36 billion vs. $24.88 billion) figures that beat consensus outlook, which helped to make this name a top contributor based on excess return. We subsequently sold out of our position in the first week of November as it reached our estimation of its intrinsic value.

Google delivered a positive second-quarter earnings report in July, highlighted by an earnings per share result ($6.99 vs. $6.70) that handily beat market expectations. Aggregate paid clicks were up 18% and paid clicks on Google websites were up 30%. Additionally, Google announced the creation of a new public holding company, Alphabet, as well as a new corporate structure in August. The company’s share price also reacted positively to third-quarter results that showed earnings and revenues both increased more than market expectations. Importantly, Alphabet also reported accelerating constant currency revenue growth of 21%. In our view, this growth was high quality with gains across all important segments. The fastest growth was in Google Sites (Search, YouTube, Gmail, etc.), which is the most profitable revenue. It was also important that mobile search revenue experienced substantial growth, as this eases concerns that the shift to mobile computing will harm Alphabet’s profitability. We continue to believe that the company enjoys a very strong tailwind as advertising continues to move online.

Outlook

While economic growth in the U.S. persists at a moderate pace overall, going forward, the market faces new concerns, including possible actions the Fed may take regarding future interest rate increases and growing turmoil abroad which may continue to sway market behavior. Slowing growth in China remains at the forefront, as its government works to boost domestic consumption, and currency disparities still adversely affect businesses around the world. Lastly, in addition to causing real world destruction, the unpredictable timing and intensity of terrorists’ activities may also threaten market stability. Even in light of these considerations, we focus on making rational investment decisions for the benefit of our clients. As patient value investors, we choose to stay the course and remain committed to our investment philosophy and methodology.

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Growth of $10,000 Investment in Class A Shares3

December 31, 2005 through December 31, 2015

Average Annual Total Returns — December 31, 20153

	1 Year	5 Years	10 Years
Class A (Inception 5/6/31)
NAV	-4.41%	10.88%	6.28%
With 5.75% Maximum Sales Charge	-9.92	9.58	5.65
Class B (Inception 9/13/93)
NAV	-5.11	10.04	5.48
With CDSC[1]	-9.68	9.77	5.48
Class C (Inception 5/1/95)
NAV	-5.07	10.07	5.49
With CDSC[1]	-5.99	10.07	5.49
Class Y (Inception 11/18/98)
NAV	-4.18	11.15	6.60
Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Robert A. Taylor, CFA®	Class C NOICX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

The year 2015 included terrorist attacks in France and the U.S., two elections in Greece, continued slowdown in the BRIC economies with slower growth in China causing the most concern, ongoing political crisis in Brazil, the rise of ISIS, concerns about too-low inflation and stalled growth in Japan, and depressed energy and commodity prices. Considering that share prices often reflect the mood of investors in the short term, the persistent bad news was perhaps another reason for the lack of buoyancy in global equity markets.

We still believe, however, there are reasons for optimism, including the eurozone which is slowly coming out of its funk led by some limited reforms (especially in the periphery countries), a stabilized situation in Greece, a weaker euro, and an easier monetary policy. Even in Latin America, reformers have won elections in Argentina and Venezuela. In Japan, the Abe administration is raising the minimum wage by 3% annually and easing regulations to encourage corporate investment. Furthermore, the unemployment rate in the U.S. dropped throughout 2015 and reached the lowest level in more than seven years, total consumer spending marked an all-time high in the third quarter, and the Federal Reserve finally lifted short-term interest rates in the fourth quarter. All things considered, the International Monetary Fund still expects the world to grow at a 3% rate. While this leaves room for improvement, it is still a level that allows for acceptable corporate profitability.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Natixis Oakmark International Fund returned -5.35% at net asset value. The Fund trailed its benchmark, the MSCI World ex USA Index (Net), which returned -3.04%.

Explanation of Fund Performance

Geographically, we ended the quarter with 65% of our holdings in Europe, 21% in Japan and 3% in Australia. The remaining positions are in the United States, South Korea, China, Hong Kong, Indonesia, Mexico and Israel. As value investors with an emphasis on individual stock selection, our country and sector weights are a byproduct of our bottom-up process.

On an absolute-return basis, shares in the health care sector produced the best collective return. Holdings in the materials sector declined the most during the year.

The largest detractors from return were Glencore and Prada. Glencore’s share price came under pressure mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective and focused on elevating shareholder value. In December, Glencore hosted a conference call to provide a review of the business and the progress made strengthening the balance sheet. Some key updates included management’s guidance for $2.3 billion of free cash flow and earnings (excluding depreciation and amortization) of roughly $7.7 billion in 2016 at current “spot” prices, which is ahead of market expectations. Management believes that strong unit cost and capital expenditure reductions along with stability in the marketing business will make these

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targets achievable. In addition, the company plans to reduce debt by another $3 billion, bringing total projected cost cuts to $13 billion. Of that amount, nearly $9 billion in savings has already been achieved or otherwise earmarked. Keeping in mind that members of the company’s management team are large stakeholders (having purchased 22% of the recent $2.5 billion equity offering), we think management’s actions remain aligned with all of Glencore’s shareholders as they navigate through these trying times.

Prada, the Italian fashion and luxury goods brand, was also a top detractor for the quarter. The company reported fiscal third-quarter results that disappointed investors, as revenue and earnings figures fell short of analysts’ expectations. Sales in China, particularly of leather goods, continued to decline, and the company has struggled to find the right product offering to generate top-line growth. Management believes that Chinese customers are transitioning from just wanting global products found in the West to wanting bespoke products and plans to tailor clothing by geographic region, which should appeal to Chinese consumers. Prada’s lean and efficient distribution network will enable the company to move new product offerings from the design stage to the retail floor quickly — approximately four to five weeks’ time. We think that while Prada may face some short-term obstacles, its long-term outlook is promising and it is trading at a meaningful discount to its intrinsic value.

The top contributors to the yearly return were Intesa Sanpaolo and Baidu. Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance over the past 12 months. Intesa’s share price has rebounded as fears over Italy’s banking system and government have subsided. During the period of concern a few years ago, the share price of Intesa plummeted and it was a major detractor from performance. Nevertheless we maintained and added to our position, and our shareholders have benefited from the turnaround. This example illustrates why we often increase our holdings in quality companies whose stock prices suffer as a result of short-term fears. Investors reacted positively this year to Intesa’s impressive revenue growth numbers in spite of challenging headwinds: Italian GDP has been static and banking penetration remains low, while the household savings rate remains high. Management has announced additional returns of capital to shareholders in 2015 via an increased dividend, resulting in a payout ratio in excess of 70%.

Baidu, China’s largest Internet search engine that commands over 70% market share, saw shares react positively to the company’s nine-month earnings release in October and to the company’s plans to merge their majority-controlled travel business Qunar with Ctrip. This important deal will combine the top two online travel sites in China and should lead to significantly lower subsidies and higher profitability. Additionally, the shareholder-focused management team announced a new $2 billion share repurchase program during the fourth quarter. Finally, we believe that management’s significant investments in new businesses, such as online-to-offline services (e.g. food delivery, ride sharing, etc.), are masking the strength of the core search business, which continues to grow at a healthy rate and generates significant profits. For these reasons, we believe Baidu’s current valuation neither reflects the fair value of the company’s search business nor gives any credit for its many non-search businesses; therefore, the stock price underestimates Baidu’s true value.

We continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the year with approximately 23% of the Swiss franc and 10% of the Australian dollar hedged.

Outlook

Although macro and geopolitical events dominated the news in 2015, we believe it is a mistake to focus on these factors when making investment decisions. We find that these events rarely impact long-term business value in a meaningful way. In fact, these events should be used to exploit short-term mispricing, as they enable investors to buy into businesses at low entry prices. We recognize that our job is to measure and determine intrinsic value, to buy when stock prices are low and to sell when stock prices are high. It is our belief that by focusing on this, rather than the exogenous events mentioned above, we will earn acceptable rates of return over time for those who entrust their funds with us.

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NATIXIS OAKMARK INTERNATIONAL FUND

Growth of $10,000 Investment in Class A Shares

December 15, 2010 (inception) through December 31, 20153

Average Annual Total Returns — December 31, 2015

	1 Year	5 Years	Life of Fund

Class A (Inception 12/15/10)
NAV	-5.35%	4.63%	4.92%
With 5.75% Maximum Sales Charge	-10.80	3.39	3.69

Class C (Inception 12/15/10)
NAV	-6.08	3.88	4.15
With CDSC[1]	-7.00	3.88	4.15

Comparative Performance
MSCI World ex USA Index (Net)[2]	-3.04	2.79	3.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class B NEJBX
Chris D. Wallis, CFA®	Class C NEJCX
Scott J. Weber, CFA®	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Objective

The Fund seeks capital appreciation.

Market Conditions

During the past twelve months, deteriorating market breadth resulted in increased equity market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. Specifically, the ongoing shift in U.S. monetary policy creates deflationary pressures as the dollar strengthens relative to those currencies whose monetary authorities are accelerating simulative policies. In typical business cycles, shifts in monetary policy that reduce liquidity occur when the economy is accelerating, profit margins are increasing, and inflation expectations are rising. Unfortunately, none of these conditions are currently present in the U.S., which is why we believe this market cycle will be materially different from market cycles experienced prior to the 2008 financial crisis.

Equity markets are digesting falling earnings growth estimates, declining profit margins, and rising credit costs. The recent volatility in the market is consistent with our view that, with valuations stretched, near term earnings estimates declining, and corporate borrowing rates likely beyond their cyclical lows, the market will present attractive investment opportunities.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Vaughan Nelson Small Cap Value Fund returned -0.29% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -7.47%.

Explanation of Fund Performance

Stock selection drove the majority of the portfolio’s relative outperformance over the past year while modest multiple contraction limited absolute returns. The best-performing stocks in the portfolio were mostly service-oriented businesses with the ability to grow their revenues and earnings despite the slowing economic recovery. These high-quality, well-managed businesses, many of which benefit from long-term secular tailwinds, are a natural fit with our returns-focused philosophy and were uncovered through our company-specific stock selection process. The portfolio continued to be materially underweight in REITs and utilities for most of the year, but our weighting to utilities increased in the fourth quarter as market volatility provided an opportunity to own high quality regulated assets. Healthcare, technology, and financial stocks were the biggest contributors to our performance, while consumer discretionary stocks and more cyclically exposed industrials were the largest performance detractors.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Stock selection drove performance in the health care sector with PRA Health Sciences, Amsurg, and Integra LifeSciences making the most significant contributions to performance. PRA Health Sciences benefited from the secular outsourcing of clinical trials by bio-pharmaceutical companies particularly by smaller and emerging companies searching for new molecular entities. Management continues to drive operating margins higher with internal efficiency programs and the company continues to seek new areas of business and engage more directly with its customers. We have trimmed our position on valuation concerns but still retain a positive view. Amsurg continues to benefit from the integration of its strategic acquisition of Sheridan Healthcare while also benefitting from the trend of patients moving to lower-cost outpatient settings in its core ambulatory surgery center business. Integra LifeSciences continues to optimize its portfolio of assets, spinning off SeaSpine during the year for example, and focusing on its core competencies. While the company has a number of new product launches coming in 2016-2017, management has continued to rationalize its cost footprint and sees margins moving higher over time.

The technology sector was also driven by stock selection, with Broadridge and IGATE as the greatest contributors to performance. Broadridge continued to drive higher levels of recurring revenue and grew backlog while introducing new products and ways to interact with customers. The company came off a year in which they made four acquisitions to bolster product capabilities in both the Investor Communications and Global Technology & Operation segments. Integrating these acquisitions will help drive new client growth, shed unnecessary costs, and help the company expand its market-leading positions. IGATE is an information technology outsourcing company that continued its multi-year investment in domain expertise and pruned unprofitable customers from its client list. Secular trends remain favorable in the business as evidenced by the acquisition by CapGemini in mid-2015.

Performance in the financials sector was driven by allocation and stock selection, as the portfolio was overweight insurance, underweight REITs, and exposed to stocks that performed well during the year. The largest contributors to performance were HCC Insurance and Webster Financial. HCC Insurance was acquired by Tokyo Marine at a healthy price-to-book multiple as HCC demonstrated great underwriting expertise in niche lines of specialty business that are not as price sensitive as the licensed market. The company had compounded its book value in the high single digits over the past five years while paying a healthy dividend, and consistently repurchased shares rather than allocating capital to inferior business lines with subpar returns. Webster Financial showed strong organic loan growth and synergies from the JP Morgan HSA business it acquired early in 2015. Management continues to look for ways to drive the efficiency ratio lower while expanding its loan footprint.

The consumer discretionary sector detracted from performance as traditional retail companies were faced with changing customer tastes and preferences while struggling to adapt to omni-channel supply chain and selling strategies. What is good for consumers — ubiquitous product distribution with constant markdowns — is bad for retailers if there is no compelling brand value proposition or reason to visit stores. Men’s Wearhouse was hurt by changing customer patterns at its Joseph A. Bank stores as the core customer failed to shop after a change in the assortment and marketing message. We sold most of our position in Men’s Wearhouse and exited other consumer retail names such as Fossil, Bloomin’ Brands, Wolverine Worldwide, and GNC Holdings during the second half of the year as it became evident consumers were spending their discretionary monies elsewhere.

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The industrial sector also detracted from performance as the decline in commodity prices had negative direct and indirect effects on our names. Rexnord’s Process and Motion Control business suffered from a lack of new orders, and replacement and maintenance orders were materially reduced or pushed out. The Esterline Technologies management team executed poorly on their cost cutting rationalization plans while the aerospace and defense end market started to slow.

Other notable performers during the year include ServiceMaster Holdings and Renaissance Reinsurance. ServiceMaster continued to layer on additional services to its core residential and commercial insect and pest control offerings to drive incremental revenues. The company’s home warranty business continues to benefit from a rebounding housing market and it was able to successfully pass through price increases. ServiceMaster is also in the later stages of realizing shared services synergies to drive overhead costs lower. Renaissance Reinsurance continues to find synergies with the Platinum Underwriters acquisition and diversify its reinsurance operations. The company continues to be a front-runner in consolidating the reinsurance space and keeping overhead costs well contained in a soft pricing market.

The largest increases in sector and industry weightings were in utilities and IT services. We took advantage of the late summer sell-off to add regulated utility names with visible rate base reinvestment opportunities over the next 3-5 years. The increase in IT services weighting was driven by federal government IT contractor names. With government budgets set to increase in the near future and the need for heightened cyber security and intelligence, names like CACI International, Booz Allen Hamilton and Engility Holdings are poised to benefit.

The largest decreases in sector weightings were in consumer discretionary and healthcare. As discussed earlier, the reduction in consumer discretionary holdings was due to the stresses on consumers wallets and the team subsequently trimmed Men’s Wearhouse and sold Fossil, Bloomin’ Brands, Wolverine Worldwide, and GNC Holdings. In healthcare, our reduction in sector weighting was due mostly to profit taking as well as valuation concerns.

Outlook

Given current valuations in the equity market, sluggish growth, and the Federal Reserve moving off its zero interest rate policy, the equity markets are likely to be volatile and could experience a further correction. We would welcome any correction as an opportunity to make attractive investments.

We expect market volatility to remain elevated during the short term as levered investors unwind trading positions that were preconditioned on higher levels of liquidity and lower levels of volatility. The near term direction of U.S. equity markets will be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top-line growth as wages rise and the employment base expands. Preconditions for rising equity markets are stability in credit markets combined with abating deflationary forces from overseas markets or a shift to more accommodative U.S. fiscal and monetary policies.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years
Class A (Inception 12/31/96)
NAV	-0.29%	10.77%	10.07%
With 5.75% Maximum Sales Charge	-6.02	9.47	9.42
Class B (Inception 12/31/96)
NAV	-1.04	9.93	9.24
With CDSC[1]	-5.07	9.76	9.24
Class C (Inception 12/31/96)
NAV	-1.02	9.94	9.24
With CDSC[1]	-1.83	9.94	9.24
Class Y (Inception 8/31/06)[2]
NAV	-0.05	11.04	10.34
Comparative Performance
Russell 2000® Value Index[3]	-7.47	7.67	5.57

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Prior to the inception of Class Y shares (8/31/06), performance is that of Class A shares and reflects the higher net expenses of that share class.

3

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

13  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

During the past twelve months, deteriorating market breadth resulted in increased equity market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. Specifically, the ongoing shift in U.S. monetary policy creates deflationary pressures as the dollar strengthens relative to those currencies whose monetary authorities are accelerating simulative policies. In typical business cycles, shifts in monetary policy that reduce liquidity occur when the economy is accelerating, profit margins are increasing, and inflation expectations are rising. Unfortunately, none of these conditions are currently present in the U.S., which is why we believe this market cycle will be materially different from market cycles experienced prior to the 2008 financial crisis.

Equity markets are digesting falling earnings growth estimates, declining profit margins, and rising credit costs. The recent volatility in the market is consistent with our view that, with valuations stretched, near term earnings estimates declining, and corporate borrowing rates likely beyond their cyclical lows, the market will present attractive investment opportunities.

Performance Results

For the twelve months ended December 31, 2015, Class A shares of Vaughan Nelson Value Opportunity Fund returned -3.66% at net asset value. The Fund held up better than its benchmark, the Russell Midcap® Value Index, which returned -4.78%.

Explanation of Fund Performance

The portfolio declined primarily due to weakness in cyclical stocks within the consumer discretionary, materials, industrials, and energy sectors. On a relative basis, sector allocation was the primary driver of the Fund’s outperformance as compared to the benchmark, but stock selection contributed, too. The majority of the Fund’s relative outperformance for the year stems from the decision to overweight technology and underweight energy. The best performing stocks in the portfolio were mostly service-oriented businesses with the ability to grow their revenues and earnings despite the slowing economic recovery. These high-quality, well-managed businesses, many of which benefit from long-term secular tailwinds, are a natural fit with our returns-focused philosophy and were uncovered through our company-specific stock selection process. The portfolio remains significantly underweight in REITs and utilities based on valuation. We are confident that the portfolio’s individual companies have competitive positions or secular opportunities that will allow them to outperform the market over time. Technology, financials, and consumer staples were the biggest contributors to absolute performance, while consumer discretionary, healthcare, industrials, materials, and energy detracted from performance.

|  14

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Stock selection primarily drove the strong returns and relative performance in the technology sector. However, the portfolio also benefitted from being materially overweight in IT services companies. Notable standouts for the year include IT services companies Global Payments, Total System Services, and Fiserv. These companies provide electronic payment processing services and solutions for financial institutions and merchants, and as such, they produce predictable, recurring revenue streams that are growing with credit and debit card usage, and as financial institutions automate operations. The market rewarded these companies in 2015 for their visible and consistent business models. Avago, an analog semiconductor company, was also a strong performer for the portfolio and continued to benefit from global growth in mobile devices and connected products, and from new design wins and content gains on mobile platforms.

The financials sector was a positive contributor to the portfolio on an absolute basis but lagged the benchmark on a relative basis primarily due to being underweight in REITs and insurance stocks during the year. The largest contributors to performance were SEI Investments and Nasdaq. SEI Investments provides investment processing, investment management, and investment operations solutions that help financial institutions and financial advisors manage client accounts. SEI benefits from a recurring business model with high incremental margins, which are characteristics the market favored in 2015. Nasdaq, a global securities exchange and listing provider, benefitted from better volumes and more volatility in 2015. Further, Nasdaq’s business model is also recurring in nature and management has been shareholder friendly by aggressively repurchasing shares and by increasing its dividend.

Energy detracted from absolute performance but as noted earlier the portfolio was materially underweight as compared to the benchmark. Therefore, on a relative basis, the portfolio’s underweight to the energy sector contributed significantly to relative performance for the year. The portfolio remains materially underweight in the sector, but we have indirect exposure to energy primarily through our materials and industrials holdings.

The consumer discretionary sector detracted from performance as traditional retail companies were faced with changing customer tastes and preferences while struggling to adapt to omni-channel supply chain and selling strategies. What is good for consumers — ubiquitous product distribution with constant markdowns — is bad for retailers if there is no compelling brand value proposition or reason to visit stores. Men’s Wearhouse was hurt by changing customer patterns at its Joseph A. Banks stores as the core customer failed to shop after a change in the assortment and marketing message. PVH Corporation, whose apparel portfolio includes Calvin Klein, Tommy Hilfiger, and Izod also performed poorly. Cabela’s, a hunting, camping and fishing outfitter, also experienced weak store traffic and apparel sales and we sold the stock.

The healthcare sector detracted from performance primarily due to stock selection within healthcare providers and services. Community Health Systems, an acute care hospital provider, declined sharply in the third and fourth quarters of 2015 due to renewed discussion around the outlook for the Affordable Care Act (ACA). The ACA has been favorable for Community given its exposure to states with a relatively higher percentage of uninsured population and given that Community has the most exposure to the states with the possibility of Medicaid expansion. Finally, Community is one of the more levered names in the hospital group, which made it an easy candidate for investors to sell. Amsurg, an ambulatory surgery center provider, offset some of the poor performance within the hospital group. The company continues to benefit from the integration of its strategic acquisition of Sheridan Healthcare while also benefitting from the trend of patients moving to lower-cost outpatient settings like its core ambulatory surgery center business.

15  |

The materials and industrials sectors also detracted from performance as the sharp decline in commodity prices directly and indirectly impacted portfolio holdings such as specialty alloy and aluminum manufacturers, Carpenter Technology and Constellium. One industrial, ServiceMaster, the operator of Terminix and American Home Shield, was one of the portfolio’s best performers in 2015. ServiceMaster continued to layer on additional services to its core residential and commercial insect and pest control offerings to drive incremental revenues. The company’s home warranty business continues to benefit from a rebounding housing market and it was able to successfully pass through price increases. ServiceMaster is also in the later stages of realizing shared services synergies to drive overhead costs lower.

Other notable performers during the year were Sabre in the technology sector; Jarden in consumer discretionary; Alere in healthcare; and Avery Dennison in the materials sector. The greatest increases in weightings by sector were in technology, materials, and financials. The largest reductions in weightings by sector were in consumer staples, energy, and industrials. The portfolio is underweight in consumer staples, energy, financials, and utilities. These underweights are offset by overweights in technology, consumer discretionary, industrials, healthcare, and materials. The underweight to financials is primarily driven by our decision to avoid REITs since valuations look expensive.

Outlook

Given current valuations in the equity market, sluggish growth, and the Federal Reserve moving off its zero interest rate policy, the equity markets are likely to be volatile and could experience a further correction. We would welcome any correction as an opportunity to make attractive investments.

We expect market volatility to remain elevated during the short term as levered investors unwind trading positions that were preconditioned on higher levels of liquidity and lower levels of volatility. The near term direction of U.S. equity markets will be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top-line growth as wages rise and the employment base expands. Preconditions for rising equity markets are stability in credit markets combined with abating deflationary forces from overseas markets or a shift to more accommodative U.S. fiscal and monetary policies.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

|  16

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2015

Average Annual Total Returns — December 31, 20153

	1 Year	5 Years	Life of Class A,C,Y	Life of Class N
Class A (Inception 10/31/08)
NAV	-3.66%	11.22%	14.06%	—%
With 5.75% Maximum Sales Charge	-9.20	9.91	13.12	—
Class C (Inception 10/31/08)
NAV	-4.39	10.39	13.21	—
With CDSC[1]	-5.32	10.39	13.21	—
Class N (Inception 5/1/13)
NAV	-3.35	—	—	11.61
Class Y (Inception 10/31/08)
NAV	-3.47	11.48	14.34	—
Comparative Performance
Russell Midcap® Value Index[2]	-4.78	11.25	14.82	9.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$942.60	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Class B
Actual	$1,000.00	$938.60	$9.19
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55
Class C
Actual	$1,000.00	$939.20	$9.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60
Class Y
Actual	$1,000.00	$943.90	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14%, 1.88%, 1.89% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

19  |

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$960.20	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual	$1,000.00	$956.20	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55
Class C
Actual	$1,000.00	$956.60	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class Y
Actual	$1,000.00	$961.40	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.88%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$900.60	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72
Class C
Actual	$1,000.00	$897.10	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.32% and 2.07% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$921.90	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82
Class B
Actual	$1,000.00	$917.70	$10.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51
Class C
Actual	$1,000.00	$918.40	$10.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61
Class Y
Actual	$1,000.00	$922.80	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio: 1.34%, 2.07%, 2.09% and 1.09% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$896.40	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26
Class C
Actual	$1,000.00	$892.90	$9.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class N
Actual	$1,000.00	$897.90	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Class Y
Actual	$1,000.00	$897.30	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.99%, 0.89% and 0.98% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

Portfolio of Investments – as of December 31, 2015

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 88.8% of Net Assets
	Automobiles — 8.0%
1,110,000	Ford Motor Co.	$15,639,900
580,000	General Motors Co.	19,725,800

		35,365,700

	Banks — 15.6%
1,370,000	Bank of America Corp.	23,057,100
420,000	Citigroup, Inc.	21,735,000
360,000	JPMorgan Chase & Co.	23,770,800

		68,562,900

	Capital Markets — 14.1%
58,000	BlackRock, Inc.	19,750,160
610,000	Charles Schwab Corp. (The)	20,087,300
690,000	Morgan Stanley	21,948,900

		61,786,360

	Hotels, Restaurants & Leisure — 5.5%
240,000	Royal Caribbean Cruises Ltd.	24,290,400

	Household Durables — 27.6%
1,420,000	DR Horton, Inc.	45,482,600
770,000	Lennar Corp., Class A	37,660,700
860,000	Toll Brothers, Inc.(b)	28,638,000
65,000	Whirlpool Corp.	9,546,550

		121,327,850

	Insurance — 0.7%
65,000	MetLife, Inc.	3,133,650

	Internet Software & Services — 5.5%
32,000	Alphabet, Inc., Class C(b)	24,284,160

	Multiline Retail — 3.3%
200,000	Dollar General Corp.	14,374,000

	Specialty Retail — 8.5%
150,000	Home Depot, Inc. (The)	19,837,500
230,000	Lowe’s Cos., Inc.	17,489,200

		37,326,700

	Total Common Stocks (Identified Cost $340,249,058)	390,451,720

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2015

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 5.1%
$22,390,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $22,390,075 on 1/04/2016 collateralized by $22,095,000 Federal Home Loan Mortgage Corp., 4.125% due 10/11/2033 valued at $22,840,706 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,390,000)	$22,390,000

	Total Investments — 93.9% (Identified Cost $362,639,058)(a)	412,841,720
	Other assets less liabilities — 6.1%	26,967,300

	Net Assets — 100.0%	$439,809,020

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $363,429,779 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$53,600,673
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,188,732)

	Net unrealized appreciation	$49,411,941

(b)	Non-income producing security.

Industry Summary at December 31, 2015

Household Durables	27.6%
Banks	15.6
Capital Markets	14.1
Specialty Retail	8.5
Automobiles	8.0
Hotels, Restaurants & Leisure	5.5
Internet Software & Services	5.5
Multiline Retail	3.3
Insurance	0.7
Short-Term Investments	5.1

Total Investments	93.9
Other assets less liabilities	6.1

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 99.9% of Net Assets
	Air Freight & Logistics — 2.0%
36,050	FedEx Corp.	$5,371,089

	Automobiles — 3.9%
258,100	Fiat Chrysler Automobiles NV(b)	3,610,819
128,400	General Motors Co.	4,366,884
50,900	Harley-Davidson, Inc.	2,310,351

		10,288,054

	Banks — 11.0%
581,100	Bank of America Corp.	9,779,913
147,900	Citigroup, Inc.	7,653,825
110,100	JPMorgan Chase & Co.	7,269,903
87,000	Wells Fargo & Co.	4,729,320

		29,432,961

	Beverages — 1.5%
36,400	Diageo PLC, Sponsored ADR	3,970,148

	Capital Markets — 7.9%
104,600	Bank of New York Mellon Corp. (The)	4,311,612
88,000	Franklin Resources, Inc.	3,240,160
28,460	Goldman Sachs Group, Inc. (The)	5,129,346
84,500	State Street Corp.	5,607,420
38,000	T. Rowe Price Group, Inc.	2,716,620

		21,005,158

	Chemicals — 2.4%
64,600	Monsanto Co.	6,364,392

	Communications Equipment — 1.5%
77,900	QUALCOMM, Inc.	3,893,832

	Consumer Finance — 5.1%
175,600	Ally Financial, Inc.(b)	3,273,184
78,100	American Express Co.	5,431,855
67,300	Capital One Financial Corp.	4,857,714

		13,562,753

	Electronic Equipment, Instruments & Components — 2.0%
82,700	TE Connectivity Ltd.	5,343,247

	Energy Equipment & Services — 2.1%
111,600	Halliburton Co.	3,798,864
58,400	National Oilwell Varco, Inc.	1,955,816

		5,754,680

	Food Products — 3.0%
66,300	General Mills, Inc.	3,822,858
58,200	Nestle S.A., Sponsored ADR	4,331,244

		8,154,102

	Health Care Equipment & Supplies — 2.0%
68,300	Medtronic PLC	5,253,636

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.9%
42,200	UnitedHealth Group, Inc.	$4,964,408

	Household Durables — 1.8%
32,750	Whirlpool Corp.	4,809,993

	Industrial Conglomerates — 3.0%
254,400	General Electric Co.	7,924,560

	Insurance — 7.9%
93,100	Aflac, Inc.	5,576,690
119,500	American International Group, Inc.	7,405,415
50,350	Aon PLC	4,642,773
76,100	Principal Financial Group, Inc.	3,422,978

		21,047,856

	Internet & Catalog Retail — 2.0%
193,600	Liberty Interactive Corp./QVC Group, Class A(b)	5,289,152

	Internet Software & Services — 3.4%
11,540	Alphabet, Inc., Class A(b)	8,978,235

	IT Services — 7.4%
70,900	Automatic Data Processing, Inc.	6,006,648
72,800	MasterCard, Inc., Class A	7,087,808
86,720	Visa, Inc., Class A	6,725,136

		19,819,592

	Machinery — 4.9%
70,700	Caterpillar, Inc.	4,804,772
48,800	Cummins, Inc.	4,294,888
40,500	Parker Hannifin Corp.	3,927,690

		13,027,350

	Media — 2.7%
49,100	Comcast Corp., Class A	2,770,713
323,800	News Corp., Class A	4,325,968

		7,096,681

	Oil, Gas & Consumable Fuels — 4.0%
78,400	Anadarko Petroleum Corp.	3,808,672
135,900	Apache Corp.	6,043,473
197,000	Chesapeake Energy Corp.	886,500

		10,738,645

	Personal Products — 1.5%
91,300	Unilever PLC, Sponsored ADR	3,936,856

	Pharmaceuticals — 1.5%
93,100	Sanofi, Sponsored ADR	3,970,715

	Road & Rail — 1.4%
48,100	Union Pacific Corp.	3,761,420

	Semiconductors & Semiconductor Equipment — 5.6%
144,200	Applied Materials, Inc.	2,692,214
189,700	Intel Corp.	6,535,165
103,500	Texas Instruments, Inc.	5,672,835

		14,900,214

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Software — 4.4%
109,000	Microsoft Corp.	$6,047,320
154,500	Oracle Corp.	5,643,885

		11,691,205

	Technology Hardware, Storage & Peripherals — 2.1%
53,950	Apple, Inc.	5,678,777

	Total Common Stocks (Identified Cost $253,862,002)	266,029,711

Principal Amount
Short-Term Investments — 1.4%
$3,795,407	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $3,795,420 on 1/04/2016 collateralized by $3,910,000 U.S.Treasury Note, 1.750% due 2/28/2022 valued at $3,875,788 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,795,407)	3,795,407

	Total Investments — 101.3% (Identified Cost $257,657,409)(a)	269,825,118
	Other assets less liabilities — (1.3)%	(3,556,837)

	Net Assets — 100.0%	$266,268,281

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $258,325,583 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$33,430,341
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,930,806)

	Net unrealized appreciation	$11,499,535

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2015

Banks	11.0%
Insurance	7.9
Capital Markets	7.9
IT Services	7.4
Semiconductors & Semiconductor Equipment	5.6
Consumer Finance	5.1
Machinery	4.9
Software	4.4
Oil, Gas & Consumable Fuels	4.0
Automobiles	3.9
Internet Software & Services	3.4
Food Products	3.0
Industrial Conglomerates	3.0
Media	2.7
Chemicals	2.4
Energy Equipment & Services	2.1
Technology Hardware, Storage & Peripherals	2.1
Air Freight & Logistics	2.0
Electronic Equipment, Instruments & Components	2.0
Internet & Catalog Retail	2.0
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	11.1
Short-Term Investments	1.4

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Australia — 3.1%
4,070,868	AMP Ltd.	$17,152,503
1,459,626	Orica Ltd.	16,353,227

		33,505,730

	China — 1.3%
73,300	Baidu, Inc., Sponsored ADR(b)	13,856,632

	France — 13.6%
792,600	BNP Paribas S.A.(c)	44,843,183
950,200	Bureau Veritas S.A.	18,938,805
215,323	Danone	14,550,122
164,300	Kering	28,091,187
89,450	LVMH Moet Hennessy Louis Vuitton SE	14,049,932
109,400	Pernod-Ricard S.A.	12,476,455
18,900	Safran S.A.	1,298,482
71,800	Valeo S.A.	11,069,736

		145,317,902

	Germany — 9.4%
187,250	Allianz SE, (Registered)	33,008,054
292,600	Bayerische Motoren Werke AG	30,825,845
430,400	Daimler AG, (Registered)	35,961,623

		99,795,522

	Hong Kong — 1.9%
1,202,900	Melco Crown Entertainment Ltd., Sponsored ADR	20,208,720

	Indonesia — 2.1%
33,736,200	Bank Mandiri Persero Tbk PT	22,402,185

	Ireland — 1.7%
1,004,231	Experian PLC	17,749,186

	Israel — 0.1%
13,300	Check Point Software Technologies Ltd.(b)	1,082,354

	Italy — 5.2%
416,200	Exor SpA	18,889,930
5,371,800	Intesa Sanpaolo SpA	17,839,741
5,893,000	Prada SpA	18,325,211

		55,054,882

	Japan — 20.4%
5,549,000	Daiwa Securities Group, Inc.	33,924,882
1,338,600	Honda Motor Co. Ltd.(c)	42,783,682
1,484,800	Komatsu Ltd.	24,294,953
6,765,800	Nomura Holdings, Inc.	37,685,879
122,300	Olympus Corp.	4,814,788
744,800	Omron Corp.	24,836,771
32,300	Secom Co. Ltd.	2,188,963
295,300	Sumitomo Mitsui Financial Group, Inc.	11,144,927
579,100	Toyota Motor Corp.	35,660,379

		217,335,224

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Korea — 2.6%
25,880	Samsung Electronics Co. Ltd.	$27,603,138

	Mexico — 1.0%
395,100	Grupo Televisa SAB, Sponsored ADR	10,750,671

	Netherlands — 2.3%
35,531	Akzo Nobel NV	2,374,133
875,444	Koninklijke Philips NV	22,345,050

		24,719,183

	Sweden — 3.6%
501,500	Atlas Copco AB, B Shares	11,529,676
273,500	Hennes & Mauritz AB, B Shares	9,728,472
991,400	SKF AB, B Shares	16,012,388
17,511	Swedish Match AB	618,793

		37,889,329

	Switzerland — 15.5%
325,900	Cie Financiere Richemont S.A., (Registered)	23,325,617
2,443,887	Credit Suisse Group AG, (Registered)(c)	52,646,125
22,613,100	Glencore PLC	29,965,206
84,400	Kuehne & Nagel International AG, (Registered)	11,562,728
534,595	LafargeHolcim Ltd., (Registered)	26,769,745
21,000	Nestle S.A., (Registered)	1,558,940
10,100	Schindler Holding AG	1,689,719
50,770	Swatch Group AG (The)	17,630,632

		165,148,712

	United Kingdom — 13.1%
433,000	Ashtead Group PLC	7,126,239
506,600	Burberry Group PLC	8,913,129
4,271,900	CNH Industrial NV	29,257,967
751,500	Diageo PLC	20,521,765
2,802,100	G4S PLC	9,307,979
116,700	GlaxoSmithKline PLC	2,356,854
21,837,000	Lloyds Banking Group PLC	23,496,471
1,730,704	Meggitt PLC	9,555,663
219,700	Schroders PLC	9,622,634
100	Schroders PLC, (Non Voting)	3,324
927,800	Smiths Group PLC	12,830,457
22,200	Wolseley PLC	1,205,746
236,500	WPP PLC	5,439,918

		139,638,146

	United States — 2.1%
466,600	Willis Group Holdings PLC	22,662,762

	Total Common Stocks (Identified Cost $1,224,187,689)	1,054,720,278

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.2%
$2,029,248	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $2,029,255 on 1/04/2016 collateralized by $2,040,000 U.S.Treasury Note, 2.125% due 9/30/2021 valued at $2,070,600 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,029,248)	$2,029,248

	Total Investments — 99.2% (Identified Cost $1,226,216,937)(a)	1,056,749,526
	Other assets less liabilities — 0.8%	8,015,042

	Net Assets — 100.0%	$1,064,764,568

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,231,069,297 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,485,614
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(188,805,385)

	Net unrealized depreciation	$(174,319,771)

(b)	Non-income producing security.
(c)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Australian Dollar	1,920,000	$1,394,214	$29,069
Buy[1]	3/16/2016	Australian Dollar	2,349,000	1,705,734	(7,392)
Sell[1]	3/16/2016	Australian Dollar	8,984,000	6,523,759	284,855
Sell[1]	3/16/2016	Swiss Franc	31,157,000	31,201,414	1,144,627

Total					$1,451,159

1 Counterparty is State Street Bank and Trust Company

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Industry Summary at December 31, 2015

Automobiles	13.7%
Capital Markets	12.5
Banks	11.2
Textiles, Apparel & Luxury Goods	10.4
Machinery	7.8
Insurance	6.8
Professional Services	3.5
Industrial Conglomerates	3.3
Beverages	3.1
Metals & Mining	2.8
Technology Hardware, Storage & Peripherals	2.6
Construction Materials	2.5
Electronic Equipment, Instruments & Components	2.3
Other Investments, less than 2% each	16.5
Short-Term Investments	0.2

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at December 31, 2015

Euro	31.6%
Japanese Yen	20.4
British Pound	14.9
Swiss Franc	12.7
United States Dollar	6.6
Swedish Krona	3.5
Australian Dollar	3.1
South Korean Won	2.6
Indonesian Rupiah	2.1
Hong Kong Dollar	1.7

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 94.3% of Net Assets
	Aerospace & Defense — 1.5%
143,950	Engility Holdings, Inc.	$4,675,496

	Auto Components — 1.7%
112,400	Tenneco, Inc.(b)	5,160,284

	Banks — 10.5%
63,575	Capital Bank Financial Corp., Class A	2,033,129
144,425	First Merchants Corp.	3,671,283
363,480	FirstMerit Corp.	6,778,902
41,325	Lakeland Financial Corp.	1,926,572
101,550	Prosperity Bancshares, Inc.	4,860,183
213,150	Union Bankshares Corp.	5,379,906
190,675	Webster Financial Corp.	7,091,203

		31,741,178

	Building Products — 0.8%
19,825	Lennox International, Inc.	2,476,143

	Capital Markets — 1.1%
241,050	TCP Capital Corp.	3,357,827

	Commercial Services & Supplies — 3.4%
208,075	KAR Auction Services, Inc.	7,705,017
79,050	Team, Inc.(b)	2,526,438

		10,231,455

	Consumer Finance — 1.4%
112,625	First Cash Financial Services, Inc.(b)	4,215,554

	Containers & Packaging — 5.9%
502,350	Graphic Packaging Holding Co.	6,445,150
225,500	Multi Packaging Solutions International Ltd.(b)	3,912,425
137,650	Silgan Holdings, Inc.	7,394,558

		17,752,133

	Diversified Consumer Services — 2.4%
188,925	ServiceMaster Global Holdings, Inc.(b)	7,413,417

	Electrical Equipment — 2.0%
123,725	Franklin Electric Co., Inc.	3,344,287
152,200	Thermon Group Holdings, Inc.(b)	2,575,224

		5,919,511

	Electronic Equipment, Instruments & Components — 0.4%
11,275	Littelfuse, Inc.	1,206,538

	Energy Equipment & Services — 2.1%
242,250	Forum Energy Technologies, Inc.(b)	3,018,435
207,975	Newpark Resources, Inc.(b)	1,098,108
162,700	Superior Energy Services, Inc.	2,191,569

		6,308,112

	Gas Utilities — 2.4%
124,775	Laclede Group, Inc. (The)	7,412,883

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 4.1%
127,650	Alere, Inc.(b)	$4,989,838
61,300	Integra LifeSciences Holdings Corp.(b)	4,154,914
24,750	Teleflex, Inc.	3,253,388

		12,398,140

	Health Care Providers & Services — 4.8%
29,700	Amsurg Corp.(b)	2,257,200
120,875	Civitas Solutions, Inc.(b)	3,479,991
183,150	Surgery Partners, Inc.(b)	3,752,744
127,100	Surgical Care Affiliates, Inc.(b)	5,059,851

		14,549,786

	Household Durables — 1.2%
99,454	CalAtlantic Group, Inc.	3,771,296

	Insurance — 9.7%
141,300	American Equity Investment Life Holding Co.	3,395,439
123,725	Aspen Insurance Holdings Ltd.	5,975,918
258,775	CNO Financial Group, Inc.	4,940,015
189,575	First American Financial Corp.	6,805,742
73,816	RenaissanceRe Holdings Ltd.	8,355,233

		29,472,347

	Internet & Catalog Retail — 1.3%
78,450	HSN, Inc.	3,975,061

	IT Services — 6.6%
315,550	Booz Allen Hamilton Holding Corp.	9,734,717
75,350	Broadridge Financial Solutions, Inc.	4,048,556
66,850	CACI International, Inc., Class A(b)	6,202,343

		19,985,616

	Life Sciences Tools & Services — 5.4%
135,125	Albany Molecular Research, Inc.(b)	2,682,231
68,875	PRA Health Sciences, Inc.(b)	3,117,971
368,550	VWR Corp.(b)	10,433,651

		16,233,853

	Machinery — 2.9%
193,250	Hillenbrand, Inc.	5,725,997
31,250	Lincoln Electric Holdings, Inc.	1,621,563
17,875	Standex International Corp.	1,486,306

		8,833,866

	Marine — 1.1%
64,725	Kirby Corp.(b)	3,405,829

	Metals & Mining — 1.6%
84,075	Reliance Steel & Aluminum Co.	4,868,783

	Multi-Utilities — 4.8%
134,600	NorthWestern Corp.	7,302,050
173,250	Vectren Corp.	7,349,265

		14,651,315

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.4%
140,775	Laredo Petroleum, Inc.(b)	$1,124,792

	Paper & Forest Products — 1.7%
231,775	KapStone Paper and Packaging Corp.	5,235,797

	Professional Services — 5.7%
53,800	Dun & Bradstreet Corp. (The)	5,591,434
111,575	ICF International, Inc.(b)	3,967,607
214,675	TransUnion(b)	5,918,589
89,725	TriNet Group, Inc.(b)	1,736,179

		17,213,809

	REITs – Hotels — 1.3%
187,400	Hersha Hospitality Trust	4,077,824

	Semiconductors & Semiconductor Equipment — 1.4%
84,150	Silicon Laboratories, Inc.(b)	4,084,641

	Software — 3.4%
65,625	BroadSoft, Inc.(b)	2,320,500
113,200	RingCentral, Inc., Class A(b)	2,669,256
132,200	Verint Systems, Inc.(b)	5,362,032

		10,351,788

	Specialty Retail — 1.3%
40,150	Group 1 Automotive, Inc.	3,039,355
70,250	Men’s Wearhouse, Inc. (The)	1,031,270

		4,070,625

	Total Common Stocks (Identified Cost $262,169,418)	286,175,699

Exchange-Traded Funds — 1.1%
36,175	iShares® Russell 2000 Value Index ETF (Identified Cost $3,487,067)	3,328,462

Principal Amount
Short-Term Investments — 5.3%
$16,149,455	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $16,149,509 on 1/04/2016 collateralized by $16,620,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $16,474,575 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,149,455)	16,149,455

	Total Investments — 100.7% (Identified Cost $281,805,940)(a)	305,653,616
	Other assets less liabilities — (0.7)%	(2,029,079)

	Net Assets — 100.0%	$303,624,537

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $283,249,624 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,551,521
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,147,529)

	Net unrealized appreciation	$22,403,992

(b)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2015

Banks	10.5%
Insurance	9.7
IT Services	6.6
Containers & Packaging	5.9
Professional Services	5.7
Life Sciences Tools & Services	5.4
Multi-Utilities	4.8
Health Care Providers & Services	4.8
Health Care Equipment & Supplies	4.1
Software	3.4
Commercial Services & Supplies	3.4
Machinery	2.9
Diversified Consumer Services	2.4
Gas Utilities	2.4
Energy Equipment & Services	2.1
Electrical Equipment	2.0
Other Investments, less than 2% each	19.3
Short-Term Investments	5.3

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 94.8% of Net Assets
	Auto Components — 2.3%
167,450	Delphi Automotive PLC	$14,355,489
400,675	Tenneco, Inc.(b)	18,394,989

		32,750,478

	Banks — 4.7%
2,772,775	Investors Bancorp, Inc.	34,493,321
761,475	PacWest Bancorp	32,819,573

		67,312,894

	Capital Markets — 1.7%
476,425	SEI Investments Co.	24,964,670

	Commercial Services & Supplies — 1.2%
460,475	KAR Auction Services, Inc.	17,051,389

	Communications Equipment — 1.4%
789,375	CommScope Holding Co., Inc.(b)	20,436,919

	Consumer Finance — 2.5%
1,166,125	Synchrony Financial(b)	35,461,861

	Containers & Packaging — 6.3%
277,750	Avery Dennison Corp.	17,403,815
655,825	Crown Holdings, Inc.(b)	33,250,327
316,950	Packaging Corp. of America	19,983,698
444,525	WestRock Co.	20,279,230

		90,917,070

	Diversified Consumer Services — 4.3%
899,000	Grand Canyon Education, Inc.(b)	36,067,880
659,800	ServiceMaster Global Holdings, Inc.(b)	25,890,552

		61,958,432

	Diversified Financial Services — 2.1%
508,300	Nasdaq, Inc.	29,567,811

	Food & Staples Retailing — 1.7%
3,031,900	Rite Aid Corp.(b)	23,770,096

	Health Care Providers & Services — 5.9%
354,825	Amsurg Corp.(b)	26,966,700
938,875	Community Health Systems, Inc.(b)	24,908,354
476,425	HCA Holdings, Inc.(b)	32,220,622

		84,095,676

	Household Durables — 5.2%
113,625	Harman International Industries, Inc.	10,704,611
761,462	Jarden Corp.(b)	43,494,709
408,650	Lennar Corp., Class A	19,987,072

		74,186,392

	Household Products — 1.6%
219,275	Spectrum Brands Holdings, Inc.	22,322,195

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Insurance — 6.0%
797,350	Arthur J. Gallagher & Co.	$32,643,509
753,500	First American Financial Corp.	27,050,650
312,950	Reinsurance Group of America, Inc., Class A	26,772,872

		86,467,031

	Internet & Catalog Retail — 1.5%
428,575	HSN, Inc.	21,715,895

	IT Services — 12.6%
444,525	Broadridge Financial Solutions, Inc.	23,884,328
215,275	CACI International, Inc., Class A(b)	19,973,215
396,675	Fidelity National Information Services, Inc.	24,038,505
2,144,850	First Data Corp., Class A(b)	34,360,497
187,375	Fiserv, Inc.(b)	17,137,318
312,950	Global Payments, Inc.	20,188,404
962,800	Sabre Corp.	26,929,516
277,700	Total System Services, Inc.	13,829,460

		180,341,243

	Life Sciences Tools & Services — 2.5%
1,243,850	VWR Corp.(b)	35,213,394

	Machinery — 4.3%
1,461,125	Milacron Holdings Corp.(b)	18,278,674
129,575	Snap-on, Inc.	22,213,042
199,325	WABCO Holdings, Inc.(b)	20,382,975

		60,874,691

	Metals & Mining — 4.2%
534,225	Carpenter Technology Corp.	16,170,991
3,179,425	Constellium NV, Class A(b)	24,481,572
344,850	Reliance Steel & Aluminum Co.	19,970,264

		60,622,827

	Oil, Gas & Consumable Fuels — 0.5%
293,025	Gulfport Energy Corp.(b)	7,199,624

	Pharmaceuticals — 3.8%
1,098,350	Catalent, Inc.(b)	27,491,700
444,525	Endo International PLC(b)	27,213,821

		54,705,521

	Professional Services — 0.8%
627,900	TriNet Group, Inc.(b)	12,149,865

	REITs – Diversified — 1.5%
1,792,625	New Residential Investment Corp.	21,798,320

	Road & Rail — 1.2%
1,233,900	Hertz Global Holdings, Inc.(b)	17,558,397

	Semiconductors & Semiconductor Equipment — 3.8%
121,600	Avago Technologies Ltd.	17,650,240
1,090,375	Micron Technology, Inc.(b)	15,439,710
271,100	Skyworks Solutions, Inc.	20,828,613

		53,918,563

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Software — 1.7%
125,575	Check Point Software Technologies Ltd.(b)	$10,219,294
574,100	RingCentral, Inc., Class A(b)	13,537,278

		23,756,572

	Specialty Retail — 2.0%
602,000	Men’s Wearhouse, Inc. (The)	8,837,360
157,475	Signet Jewelers Ltd.	19,478,083

		28,315,443

	Technology Hardware, Storage & Peripherals — 1.6%
914,950	NCR Corp.(b)	22,379,677

	Textiles, Apparel & Luxury Goods — 3.3%
954,825	Gildan Activewear, Inc.	27,136,126
279,075	PVH Corp.	20,553,874

		47,690,000

	Trading Companies & Distributors — 2.6%
879,075	HD Supply Holdings, Inc.(b)	26,398,622
153,500	United Rentals, Inc.(b)	11,134,890

		37,533,512

	Total Common Stocks (Identified Cost $1,390,797,719)	1,357,036,458

Closed-End Investment Companies — 2.3%
2,270,450	Ares Capital Corp. (Identified Cost $36,847,757)	32,353,913

Principal Amount
Short-Term Investments — 2.4%
$34,085,699	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $34,085,813 on 1/04/2016 collateralized by $35,210,000 U.S. Treasury Note, 1.75% due 3/31/2022 valued at $34,769,875 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $34,085,699)	34,085,699

	Total Investments — 99.5% (Identified Cost $1,461,731,175)(a)	1,423,476,070
	Other assets less liabilities — 0.5%	7,284,388

	Net Assets — 100.0%	$1,430,760,458

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,461,941,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$96,897,730
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(135,363,242)

	Net unrealized depreciation	$(38,465,512)

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2015

IT Services	12.6%
Containers & Packaging	6.3
Insurance	6.0
Health Care Providers & Services	5.9
Household Durables	5.2
Banks	4.7
Diversified Consumer Services	4.3
Machinery	4.3
Metals & Mining	4.2
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.8
Textiles, Apparel & Luxury Goods	3.3
Trading Companies & Distributors	2.6
Consumer Finance	2.5
Life Sciences Tools & Services	2.5
Auto Components	2.3
Closed-End Investment Companies	2.3
Diversified Financial Services	2.1
Specialty Retail	2.0
Other Investments, less than 2% each	16.4
Short-Term Investments	2.4

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

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|  40

Statements of Assets and Liabilities

December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$362,639,058	$257,657,409	$1,226,216,937
Net unrealized appreciation (depreciation)	50,202,662	12,167,709	(169,467,411)

Investments at value	412,841,720	269,825,118	1,056,749,526
Cash	25,628,299	—	—
Foreign currency at value (identified cost $0, $1 and $688, respectively)	—	1	684
Receivable for Fund shares sold	34,707	1,511,922	9,934,246
Receivable for securities sold	4,451,085	794,313	12,039,235
Dividends and interest receivable	139,448	175,629	455,185
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	1,458,551
Tax reclaims receivable	—	25,949	1,448,640

TOTAL ASSETS	443,095,259	272,332,932	1,082,086,067

LIABILITIES
Payable for securities purchased	—	1,496,375	1,360,246
Payable for Fund shares redeemed	2,259,620	3,870,848	14,808,517
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	7,392
Management fees payable (Note 6)	276,980	160,972	812,470
Deferred Trustees’ fees (Note 6)	602,921	434,383	48,766
Administrative fees payable (Note 6)	16,901	10,333	42,080
Payable to distributor (Note 6d)	1,406	1,335	8,386
Other accounts payable and accrued expenses	128,411	90,405	233,642

TOTAL LIABILITIES	3,286,239	6,064,651	17,321,499

NET ASSETS	$439,809,020	$266,268,281	$1,064,764,568

NET ASSETS CONSIST OF:
Paid-in capital	$392,067,704	$249,482,056	$1,237,647,330
Distributions in excess of net investment income	(584,402)	(408,464)	(1,505,467)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,876,944)	5,026,980	(3,251,794)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	50,202,662	12,167,709	(168,125,501)

NET ASSETS	$439,809,020	$266,268,281	$1,064,764,568

See accompanying notes to financial statements.

41  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$391,569,951	$173,924,611	$722,805,305

Shares of beneficial interest	38,793,823	9,256,470	63,006,266

Net asset value and redemption price per share	$10.09	$18.79	$11.47

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.71	$19.94	$12.17

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$71,337	$31,696	$—

Shares of beneficial interest	8,477	1,891	—

Net asset value and offering price per share	$8.42	$16.76	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$23,023,585	$70,615,807	$341,959,263

Shares of beneficial interest	2,760,015	4,242,024	30,291,328

Net asset value and offering price per share	$8.34	$16.65	$11.29

Class Y shares:
Net assets	$25,144,147	$21,696,167	$—

Shares of beneficial interest	2,392,095	1,106,800	—

Net asset value, offering and redemption price per share	$10.51	$19.60	$—

See accompanying notes to financial statements.

|  42

Statements of Assets and Liabilities (continued)

December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$281,805,940	$1,461,731,175
Net unrealized appreciation (depreciation)	23,847,676	(38,255,105)

Investments at value	305,653,616	1,423,476,070
Receivable for Fund shares sold	648,292	9,633,765
Receivable for securities sold	237,363	4,136,791
Dividends and interest receivable	298,113	1,258,611

TOTAL ASSETS	306,837,384	1,438,505,237

LIABILITIES
Payable for securities purchased	82,860	3,761,126
Payable for Fund shares redeemed	2,632,274	2,704,144
Management fees payable (Note 6)	244,564	965,140
Deferred Trustees’ fees (Note 6)	159,377	80,475
Administrative fees payable (Note 6)	11,577	53,073
Payable to distributor (Note 6d)	1,905	22,980
Other accounts payable and accrued expenses	80,290	157,841

TOTAL LIABILITIES	3,212,847	7,744,779

NET ASSETS	$303,624,537	$1,430,760,458

NET ASSETS CONSIST OF:
Paid-in capital	$277,383,287	$1,427,766,186
Distributions in excess of net investment income	(159,376)	(51,161)
Accumulated net realized gain on investments	2,552,950	41,300,538
Net unrealized appreciation (depreciation) on investments	23,847,676	(38,255,105)

NET ASSETS	$303,624,537	$1,430,760,458

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$103,091,689	$142,833,165

Shares of beneficial interest	5,812,741	7,129,138

Net asset value and redemption price per share	$17.74	$20.04

Offering price per share (100/94.25 of net asset value) (Note 1)	$18.82	$21.26

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$22,216	$—

Shares of beneficial interest	1,791	—

Net asset value and offering price per share	$12.40	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$21,188,155	$89,283,594

Shares of beneficial interest	1,710,656	4,660,785

Net asset value and offering price per share	$12.39	$19.16

Class N shares:
Net assets	$—	$65,009,872

Shares of beneficial interest	—	3,208,891

Net asset value, offering and redemption price per share	$—	$20.26

Class Y shares:
Net assets	$179,322,477	$1,133,633,827

Shares of beneficial interest	9,848,156	55,917,937

Net asset value, offering and redemption price per share	$18.21	$20.27

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$6,793,160	$5,276,355	$31,776,622
Interest	1,344	1,622	4,558
Less net foreign taxes withheld	(49,560)	(41,254)	(2,837,548)

	6,744,944	5,236,723	28,943,632

Expenses
Management fees (Note 6)	3,534,392	1,969,041	9,977,749
Service and distribution fees (Note 6)	1,361,262	1,206,613	5,716,006
Administrative fees (Note 6)	210,159	123,096	502,634
Trustees’ fees and expenses (Note 6)	26,970	18,470	36,196
Transfer agent fees and expenses (Note 6)	410,971	272,823	1,130,450
Audit and tax services fees	45,714	40,294	71,701
Custodian fees and expenses	17,820	15,800	406,620
Legal fees	7,521	4,347	17,704
Registration fees	59,460	68,318	101,594
Shareholder reporting expenses	48,313	35,735	99,596
Miscellaneous expenses	18,974	16,354	42,403

Total expenses	5,741,556	3,770,891	18,102,653

Net investment income	1,003,388	1,465,832	10,840,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	3,945,367	13,619,744	6,381,075
Foreign currency transactions	—	724	4,810,156
Net change in unrealized appreciation (depreciation) on:
Investments	(20,066,574)	(28,311,926)	(109,160,163)
Foreign currency translations	—	—	(2,687,959)

Net realized and unrealized loss on investments and foreign currency transactions	(16,121,207)	(14,691,458)	(100,656,891)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,117,819)	$(13,225,626)	$(89,815,912)

See accompanying notes to financial statements.

45  |

Statements of Operations (continued)

For the Year Ended December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$5,376,316 (a)	$14,816,256 (a)
Interest	1,578	3,705
Less net foreign taxes withheld	—	(26,168)

	5,377,894	14,793,793

Expenses
Management fees (Note 6)	3,014,191	8,615,889
Service and distribution fees (Note 6)	561,370	838,816
Administrative fees (Note 6)	142,998	462,016
Trustees’ fees and expenses (Note 6)	23,564	34,035
Transfer agent fees and expenses (Notes 6 and 7)	328,478	942,137
Audit and tax services fees	40,278	41,268
Custodian fees and expenses	21,881	44,018
Legal fees	5,069	15,113
Registration fees	62,220	232,119
Shareholder reporting expenses	27,128	86,428
Miscellaneous expenses	16,253	31,346

Total expenses	4,243,430	11,343,185
Less waiver and/or expense reimbursement (Note 6)	—	(434)

Net expenses	4,243,430	11,342,751

Net investment income	1,134,464	3,451,042

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	43,233,709	65,059,104
Net change in unrealized appreciation (depreciation) on:
Investments	(45,477,353)	(145,095,686)

Net realized and unrealized loss on investments	(2,243,644)	(80,036,582)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,109,180)	$(76,585,540)

(a)	Includes non-recurring dividends of $1,495,750 and $1,989,000 for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$1,003,388	$(1,340,175)
Net realized gain on investments	3,945,367	65,609,954
Net change in unrealized appreciation (depreciation) on investments	(20,066,574)	(21,344,530)

Net increase (decrease) in net assets resulting from operations	(15,117,819)	42,925,249

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(607,041)	—
Class Y	(105,565)	—
Net realized capital gains
Class A	(11,154,931)	(63,610,439)
Class B	(11,078)	(177,582)
Class C	(848,798)	(5,241,159)
Class Y	(737,081)	(5,034,635)

Total distributions	(13,464,494)	(74,063,815)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(57,907,314)	(24,383,469)

Net decrease in net assets	(86,489,627)	(55,522,035)
NET ASSETS
Beginning of the year	526,298,647	581,820,682

End of the year	$439,809,020	$526,298,647

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(584,402)	$(875,037)

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$1,465,832	$781,395
Net realized gain on investments and foreign currency transactions	13,620,468	33,607,229
Net change in unrealized appreciation (depreciation) on investments	(28,311,926)	(12,934,590)

Net increase (decrease) in net assets resulting from operations	(13,225,626)	21,454,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,174,474)	(582,642)
Class B	(41)	—
Class C	(17,288)	(61,330)
Class Y	(192,508)	(130,544)
Net realized capital gains
Class A	(5,783,752)	(25,448,063)
Class B	(2,310)	(115,777)
Class C	(2,542,676)	(7,987,538)
Class Y	(658,314)	(3,299,099)

Total distributions	(10,371,363)	(37,624,993)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	4,501,009	132,132,840

Net increase (decrease) in net assets	(19,095,980)	115,961,881
NET ASSETS
Beginning of the year	285,364,261	169,402,380

End of the year	$266,268,281	$285,364,261

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(408,464)	$(490,709)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$10,840,979	$9,824,395
Net realized gain on investments and foreign currency transactions	11,191,231	21,894,715
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(111,848,122)	(99,645,940)

Net decrease in net assets resulting from operations	(89,815,912)	(67,926,830)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(12,403,954)	(12,092,911)
Class C	(3,234,507)	(4,207,529)
Net realized capital gains
Class A	(7,266,683)	(10,563,438)
Class C	(3,475,721)	(5,813,413)

Total distributions	(26,380,865)	(32,677,291)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	236,259,606	493,477,560

Net increase in net assets	120,062,829	392,873,439
NET ASSETS
Beginning of the year	944,701,739	551,828,300

End of the year	$1,064,764,568	$944,701,739

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,505,467)	$(1,601,585)

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$1,134,464	$(718,673)
Net realized gain on investments	43,233,709	48,304,361
Net change in unrealized appreciation (depreciation) on investments	(45,477,353)	(19,409,424)

Net increase (decrease) in net assets resulting from operations	(1,109,180)	28,176,264

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(188,563)	—
Class Y	(849,469)	—
Net realized capital gains
Class A	(15,119,557)	(20,240,252)
Class B	(14,484)	(221,933)
Class C	(4,223,610)	(5,709,846)
Class Y	(25,335,936)	(26,912,401)

Total distributions	(45,731,619)	(53,084,432)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	20,099,488	4,930,798

Net decrease in net assets	(26,741,311)	(19,977,370)
NET ASSETS
Beginning of the year	330,365,848	350,343,218

End of the year	$303,624,537	$330,365,848

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ ACCUMULATED NET INVESTMENT LOSS	$(159,376)	$(218,038)

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$3,451,042	$(1,154,548)
Net realized gain on investments	65,059,104	54,468,033
Net change in unrealized appreciation (depreciation) on investments	(145,095,686)	16,777,310

Net increase (decrease) in net assets resulting from operations	(76,585,540)	70,090,795

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(144,297)	—
Class N	(217,534)	—
Class Y	(2,976,150)	—
Net realized capital gains
Class A	(2,753,605)	(5,399,669)
Class C	(1,777,113)	(2,482,970)
Class N	(1,365,729)	(785,557)
Class Y	(22,568,470)	(44,268,540)

Total distributions	(31,802,898)	(52,936,736)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	761,923,276	310,528,319

Net increase in net assets	653,534,838	327,682,378
NET ASSETS
Beginning of the year	777,225,620	449,543,242

End of the year	$1,430,760,458	$777,225,620

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(51,161)	$(75,573)

See accompanying notes to financial statements.

51  |

Financial Highlights

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$10.73	$11.46	$10.23		$9.36		$11.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.02)	(0.02)		0.08	(b)	0.05
Net realized and unrealized gain (loss)	(0.36)	0.91	2.94		1.36		(1.76)

Total from Investment Operations	(0.34)	0.89	2.92		1.44		(1.71)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	(0.00	)(c)	(0.09)		(0.05)
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.30)	(1.62)	(1.69)		(0.57)		(0.05)

Net asset value, end of the period	$10.09	$10.73	$11.46		$10.23		$9.36

Total return(d)	(3.30)%	8.27%	29.01%		15.44	%(b)	(15.36)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$391,570	$458,975	$493,102		$438,288		$503,330
Net expenses	1.14%	1.15%	1.17%		1.18%		1.13%
Gross expenses	1.14%	1.15%	1.17%		1.18%		1.13%
Net investment income (loss)	0.23%	(0.21)%	(0.17)%		0.78	%(b)	0.45%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 14.81% and the ratio of net investment income to average net assets would have been 0.21%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class B
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$9.05	$9.98	$9.15		$8.41		$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.10)	(0.10)		(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	(0.30)	0.79	2.62		1.22		(1.57)

Total from Investment Operations	(0.35)	0.69	2.52		1.22		(1.60)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.28)	(1.62)	(1.69)		(0.48)		—

Net asset value, end of the period	$8.42	$9.05	$9.98		$9.15		$8.41

Total return(d)	(4.10)%	7.47%	28.06%		14.54	%(c)	(15.98)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$71	$932	$2,205		$3,447		$5,296
Net expenses	1.89%	1.89%	1.91%		1.93%		1.88%
Gross expenses	1.89%	1.89%	1.91%		1.93%		1.88%
Net investment loss	(0.51)%	(0.98)%	(0.94)%		(0.05	)%(c)	(0.32)%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.83% and the ratio of net investment loss to average net assets would have been (0.56)%.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$8.97	$9.91	$9.09		$8.37		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.09)	(0.10)		(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	(0.30)	0.77	2.61		1.20		(1.56)

Total from Investment Operations	(0.35)	0.68	2.51		1.20		(1.59)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.28)	(1.62)	(1.69)		(0.48)		—

Net asset value, end of the period	$8.34	$8.97	$9.91		$9.09		$8.37

Total return(d)	(4.02)%	7.43%	28.13%		14.45	%(c)	(15.96)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,024	$31,462	$36,417		$35,225		$47,416
Net expenses	1.89%	1.90%	1.91%		1.93%		1.88%
Gross expenses	1.89%	1.90%	1.91%		1.93%		1.88%
Net investment loss	(0.52)%	(0.96)%	(0.92)%		(0.02	)%(c)	(0.32)%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.86% and the ratio of net investment loss to average net assets would have been (0.55)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$11.16	$11.83	$10.49		$9.59		$11.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.00 (b)	0.01		0.11	(c)	0.07
Net realized and unrealized gain (loss)	(0.38)	0.95	3.02		1.39		(1.80)

Total from Investment Operations	(0.33)	0.95	3.03		1.50		(1.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	(0.00	)(b)	(0.12)		(0.08)
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.32)	(1.62)	(1.69)		(0.60)		(0.08)

Net asset value, end of the period	$10.51	$11.16	$11.83		$10.49		$9.59

Total return	(3.01)%	8.52%	29.34%		15.69	%(c)	(15.16)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,144	$34,930	$50,096		$49,884		$57,003
Net expenses	0.89%	0.89%	0.91%		0.93%		0.87%
Gross expenses	0.89%	0.89%	0.91%		0.93%		0.87%
Net investment income	0.48%	0.04%	0.08%		1.02	%(c)	0.62%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, total return would have been 14.96% and the ratio of net investment income to average net assets would have been 0.47%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.43	$21.40		$16.09		$13.86		$14.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.10		0.06		0.12		0.08
Net realized and unrealized gain (loss)	(1.02)	2.11		6.03		2.24		(0.30)

Total from Investment Operations	(0.88)	2.21		6.09		2.36		(0.22)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.07)		(0.07)		(0.13)		(0.09)
Net realized capital gains	(0.63)	(3.11)		(0.71)		—		—

Total Distributions	(0.76)	(3.18)		(0.78)		(0.13)		(0.09)

Net asset value, end of the period	$18.79	$20.43		$21.40		$16.09		$13.86

Total return(b)	(4.41)%	10.43%		37.82%		17.03	%(c)	(1.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$173,925	$195,061		$145,270		$113,870		$107,978
Net expenses	1.14%	1.22%		1.30	%(d)	1.30	%(e)	1.30	%(f)
Gross expenses	1.14%	1.22%		1.30	%(d)	1.33%		1.30	%(f)
Net investment income	0.68%	0.44%		0.33%		0.77%		0.57%
Portfolio turnover rate	23%	64	%(g)	29%		25%		36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$18.31		$19.57		$14.83		$12.76		$13.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)		(0.06)		(0.07)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	(0.90)		1.91		5.52		2.08		(0.28)

Total from Investment Operations	(0.92)		1.85		5.45		2.07		(0.31)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		—		—		(0.00	)(b)
Net realized capital gains	(0.63)		(3.11)		(0.71)		—		—

Total Distributions	(0.63)		(3.11)		(0.71)		—		(0.00)

Net asset value, end of the period	$16.76		$18.31		$19.57		$14.83		$12.76

Total return(c)	(5.11)%		9.56%		36.75%		16.22	%(d)	(2.34)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$32		$669		$1,532		$2,145		$3,341
Net expenses	1.88%		1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)
Gross expenses	1.88%		1.97%		2.05	%(e)	2.08%		2.05	%(g)
Net investment loss	(0.11)%		(0.31)%		(0.43)%		(0.04)%		(0.21)%
Portfolio turnover rate	23%		64	%(h)	29%		25%		36%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$18.19		$19.48		$14.75		$12.72		$13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		(0.06)		(0.07)		0.00	(b)	(0.03)
Net realized and unrealized gain (loss)	(0.90)		1.90		5.51		2.05		(0.27)

Total from Investment Operations	(0.91)		1.84		5.44		2.05		(0.30)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.02)		—		(0.02)		(0.00	)(b)
Net realized capital gains	(0.63)		(3.11)		(0.71)		—		—

Total Distributions	(0.63)		(3.13)		(0.71)		(0.02)		(0.00)

Net asset value, end of the period	$16.65		$18.19		$19.48		$14.75		$12.72

Total return(c)	(5.07)%		9.55%		36.88%		16.13	%(d)	(2.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,616		$62,941		$8,425		$6,016		$5,667
Net expenses	1.89%		1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)
Gross expenses	1.89%		1.97%		2.05	%(e)	2.08%		2.05	%(g)
Net investment income (loss)	(0.07)%		(0.30)%		(0.42)%		0.02%		(0.19)%
Portfolio turnover rate	23%		64	%(h)	29%		25%		36%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.28	$22.16		$16.63		$14.32		$14.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.15		0.11		0.17		0.12
Net realized and unrealized gain (loss)	(1.06)	2.20		6.24		2.31		(0.33)

Total from Investment Operations	(0.87)	2.35		6.35		2.48		(0.21)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.12)		(0.11)		(0.17)		(0.12)
Net realized capital gains	(0.63)	(3.11)		(0.71)		—		—

Total Distributions	(0.81)	(3.23)		(0.82)		(0.17)		(0.12)

Net asset value, end of the period	$19.60	$21.28		$22.16		$16.63		$14.32

Total return	(4.18)%	10.70%		38.21%		17.33	%(b)	(1.40)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,696	$26,694		$14,176		$12,100		$7,567
Net expenses	0.89%	0.97%		1.05	%(c)	1.05	%(d)	1.05	%(e)
Gross expenses	0.89%	0.97%		1.05	%(c)	1.09%		1.05	%(e)
Net investment income	0.92%	0.67%		0.54%		1.04%		0.80%
Portfolio turnover rate	23%	64	%(f)	29%		25%		36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$12.44	$13.74	$10.94		$8.68		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.18	0.07		0.14		0.09	(b)
Net realized and unrealized gain (loss)	(0.80)	(1.01)	2.99		2.35		(1.57)

Total from Investment Operations	(0.65)	(0.83)	3.06		2.49		(1.48)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.25)	(0.08)		(0.23)		(0.00	)(c)
Net realized capital gains	(0.12)	(0.22)	(0.18)		—		(0.00	)(c)

Total Distributions	(0.32)	(0.47)	(0.26)		(0.23)		(0.00)

Net asset value, end of the period	$11.47	$12.44	$13.74		$10.94		$8.68

Total return(d)	(5.35)%	(6.05)%	28.13%		28.78	%(e)	(14.55	)%(b)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$722,805	$617,383	$314,579		$35,555		$33,852
Net expenses	1.31%	1.31%	1.44	%(f)	1.45	%(g)	1.45	%(g)
Gross expenses	1.31%	1.31%	1.44	%(f)	1.64%		1.87%
Net investment income	1.17%	1.34%	0.52%		1.50%		0.93	%(b)
Portfolio turnover rate	51%	31%	20%		53%		48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (14.65)% and the ratio of net investment income to average net assets would have been 0.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.05%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$12.25	$13.53	$10.82		$8.61		$10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.08	(0.02)		0.06		0.02	(b)
Net realized and unrealized gain (loss)	(0.78)	(0.98)	2.94		2.34		(1.56)

Total from Investment Operations	(0.73)	(0.90)	2.92		2.40		(1.54)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.16)	(0.03)		(0.19)		(0.00	)(c)
Net realized capital gains	(0.12)	(0.22)	(0.18)		—		(0.00	)(c)

Total Distributions	(0.23)	(0.38)	(0.21)		(0.19)		(0.00)

Net asset value, end of the period	$11.29	$12.25	$13.53		$10.82		$8.61

Total return(d)	(6.08)%	(6.67)%	27.13%		27.93	%(e)	(15.17	)%(b)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$341,959	$327,319	$237,250		$34,142		$13,501
Net expenses	2.06%	2.05%	2.19	%(f)	2.20	%(g)	2.20	%(g)
Gross expenses	2.06%	2.05%	2.19	%(f)	2.39%		2.59%
Net investment income (loss)	0.39%	0.61%	(0.14)%		0.59%		0.20	%(b)
Portfolio turnover rate	51%	31%	20%		53%		48%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (15.27)% and the ratio of net investment income to average net assets would have been 0.08%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.04%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.65		$22.34	$18.97		$17.74		$22.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06	(b)	(0.06)	0.07	(c)	0.13	(d)	0.10
Net realized and unrealized gain (loss)	(0.07)		1.95	7.14		2.50		(0.83)

Total from Investment Operations	(0.01)		1.89	7.21		2.63		(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		—	(0.06)		(0.14)		(0.09)
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.90)		(3.58)	(3.84)		(1.40)		(4.22)

Net asset value, end of the period	$17.74		$20.65	$22.34		$18.97		$17.74

Total return(e)	(0.29	)%(b)	8.79%	39.01	%(c)	14.93	%(d)	(3.77)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$103,092		$125,201	$152,792		$160,400		$228,445
Net expenses	1.35%		1.37%	1.39	%(f)	1.39%		1.36%
Gross expenses	1.35%		1.37%	1.39	%(f)	1.39%		1.36%
Net investment income (loss)	0.26	%(b)	(0.27)%	0.33	%(c)	0.67	%(d)	0.44%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04, total return would have been 14.42% and the ratio of net investment income to average net assets would have been 0.22%.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$15.37		$17.63	$15.65		$14.84		$19.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04	)(b)	(0.19)	(0.07	)(c)	(0.02	)(d)	(0.07)
Net realized and unrealized gain (loss)	(0.07)		1.51	5.84		2.09		(0.69)

Total from Investment Operations	(0.11)		1.32	5.77		2.07		(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.01)		—		(0.00	)(e)
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.86)		(3.58)	(3.79)		(1.26)		(4.13)

Net asset value, end of the period	$12.40		$15.37	$17.63		$15.65		$14.84

Total return(f)	(1.04	)%(b)	7.87%	38.03	%(c)	14.12	%(d)	(4.51)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22		$967	$2,239		$3,106		$4,657
Net expenses	2.10%		2.12%	2.14	%(g)	2.14%		2.11%
Gross expenses	2.10%		2.12%	2.14	%(g)	2.14%		2.11%
Net investment loss	(0.23	)%(b)	(1.08)%	(0.40	)%(c)	(0.14	)%(d)	(0.38)%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.19), total return would have been (1.49)% and the ratio of net investment loss to average net assets would have been (1.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been 37.63% and the ratio of net investment income loss to average net assets would have been (0.77)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 13.64% and the ratio of net investment income loss to average net assets would have been (0.56)%.
(e)	Amount rounds to less than $0.01 per share.
(f)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(g)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$15.36		$17.61	$15.64		$14.85		$19.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08	)(b)	(0.18)	(0.07	)(c)	(0.01	)(d)	(0.06)
Net realized and unrealized gain (loss)	(0.03)		1.51	5.83		2.08		(0.70)

Total from Investment Operations	(0.11)		1.33	5.76		2.07		(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.01)		(0.02)		—
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.86)		(3.58)	(3.79)		(1.28)		(4.13)

Net asset value, end of the period	$12.39		$15.36	$17.61		$15.64		$14.85

Total return(e)	(1.02	)%(b)	7.94%	37.99	%(c)	14.08	%(d)	(4.51)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,188		$27,292	$31,476		$26,980		$30,284
Net expenses	2.10%		2.12%	2.14	%(f)	2.14%		2.11%
Gross expenses	2.10%		2.12%	2.14	%(f)	2.14%		2.11%
Net investment loss	(0.48	)%(b)	(1.02)%	(0.40	)%(c)	(0.07	)%(d)	(0.33)%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 13.52% and the ratio of net investment income loss to average net assets would have been (0.51)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.13		$22.73		$19.24		$17.99		$22.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	(b)	(0.00	)(c)	0.13	(d)	0.18	(e)	0.15
Net realized and unrealized gain (loss)	(0.07)		1.98		7.26		2.53		(0.84)

Total from Investment Operations	0.04		1.98		7.39		2.71		(0.69)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		—		(0.12)		(0.20)		(0.15)
Net realized capital gains	(2.86)		(3.58)		(3.78)		(1.26)		(4.13)

Total Distributions	(2.96)		(3.58)		(3.90)		(1.46)		(4.28)

Net asset value, end of the period	$18.21		$21.13		$22.73		$19.24		$17.99

Total return	(0.05	)%(b)	9.04%		39.43	%(d)	15.18	%(e)	(3.54)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$179,322		$176,905		$163,836		$132,970		$130,115
Net expenses	1.10%		1.12%		1.14	%(f)	1.14%		1.10%
Gross expenses	1.10%		1.12%		1.14	%(f)	1.14%		1.10%
Net investment income (loss)	0.50	%(b)	(0.01)%		0.59	%(d)	0.95	%(e)	0.65%
Portfolio turnover rate	62%		58%		58%		73%		88%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.
(e)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10, total return would have been 14.73% and the ratio of net investment income to average net assets would have been 0.50%.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.29		$20.63	$15.49	$13.83		$14.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03	(b)	(0.08)	(0.03)	0.15	(c)	(0.01)
Net realized and unrealized gain (loss)	(0.79)		2.31	6.36	2.05		(0.39)

Total from Investment Operations	(0.76)		2.23	6.33	2.20		(0.40)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		—	—	(0.14)		—
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.49)		(1.57)	(1.19)	(0.54)		(0.52)

Net asset value, end of the period	$20.04		$21.29	$20.63	$15.49		$13.83

Total return(d)	(3.66	)%(b)	10.92%	41.22%	15.93	%(c)	(2.71)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,833		$73,237	$67,716	$28,381		$21,308
Net expenses	1.23%		1.25%	1.27%	1.31%		1.40	%(e)
Gross expenses	1.23%		1.25%	1.27%	1.31%		1.40	%(e)
Net investment income (loss)	0.16	%(b)	(0.37)%	(0.13)%	0.97	%(c)	(0.07)%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 15.06% and the ratio of net investment income to average net assets would have been 0.16%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.51		$20.07	$15.21	$13.60		$14.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.13	)(b)	(0.23)	(0.17)	0.04	(c)	(0.12)
Net realized and unrealized gain (loss)	(0.75)		2.24	6.22	2.01		(0.39)

Total from Investment Operations	(0.88)		2.01	6.05	2.05		(0.51)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.04)		—
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.47)		(1.57)	(1.19)	(0.44)		(0.52)

Net asset value, end of the period	$19.16		$20.51	$20.07	$15.21		$13.60

Total return(d)	(4.39	)%(b)	10.12%	40.13%	15.10	%(c)	(3.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$89,284		$35,894	$21,005	$3,090		$1,822
Net expenses	1.98%		2.00%	2.02%	2.06%		2.15	%(e)
Gross expenses	1.98%		2.00%	2.02%	2.06%		2.15	%(e)
Net investment income (loss)	(0.61	)%(b)	(1.10)%	(0.89)%	0.24	%(c)	(0.83)%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08), total return would have been 14.21% and the ratio of net investment loss to average net assets would have been (0.57)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2015		Year Ended December 31, 2014		Period Ended December 31, 2013*
Net asset value, beginning of the period	$21.50		$20.76		$17.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	(b)	(0.00	)(c)	(0.04)
Net realized and unrealized gain (loss)	(0.81)		2.31		4.35

Total from Investment Operations	(0.70)		2.31		4.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—		(0.02)
Net realized capital gains	(0.47)		(1.57)		(1.06)

Total Distributions	(0.54)		(1.57)		(1.08)

Net asset value, end of the period	$20.26		$21.50		$20.76

Total return	(3.35	)%(b)	11.24%		24.70	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$65,010		$12,024		$1
Net expenses	0.89%		0.91	%(e)	1.03	%(f)(g)
Gross expenses	0.89%		0.91	%(e)	2.07	%(f)
Net investment income (loss)	0.50	%(b)	(0.00	)%(h)	(0.33	)%(f)
Portfolio turnover rate	32%		58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.52		$20.78	$15.57	$13.89		$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09	(b)	(0.02)	0.02	0.18	(c)	0.03
Net realized and unrealized gain (loss)	(0.82)		2.33	6.39	2.08		(0.41)

Total from Investment Operations	(0.73)		2.31	6.41	2.26		(0.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		—	(0.01)	(0.18)		(0.01)
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.52)		(1.57)	(1.20)	(0.58)		(0.53)

Net asset value, end of the period	$20.27		$21.52	$20.78	$15.57		$13.89

Total return	(3.47	)%(b)	11.23%	41.52%	16.28	%(c)	(2.53)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,133,634		$656,071	$360,820	$163,589		$109,419
Net expenses	0.98%		1.00%	1.02%	1.06%		1.15	%(d)
Gross expenses	0.98%		1.00%	1.02%	1.06%		1.15	%(d)
Net investment income (loss)	0.39	%(b)	(0.10)%	0.12%	1.22	%(c)	0.23%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, total return would have been 15.41% and the ratio of net investment income to average net assets would have been 0.42%.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

69  |

Notes to Financial Statements

December 31, 2015

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Natixis Oakmark Fund and Value Opportunity Fund also offer Class Y shares. In addition, Value Opportunity Fund offers Class N shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Natixis Oakmark Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y

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Notes to Financial Statements (continued)

December 31, 2015

shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Value Opportunity Fund Class A, Class C and Class Y, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements, except as disclosed in Note 13.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable

71  |

Notes to Financial Statements (continued)

December 31, 2015

NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2015, securities of the funds included in net assets (reflected at absolute value) were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Natixis Oakmark International Fund	$967,833,928	90.9%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

|  72

Notes to Financial Statements (continued)

December 31, 2015

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

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Notes to Financial Statements (continued)

December 31, 2015

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital and capital gain distributions received, foreign currency gains and losses and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contracts mark-to-market and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

75  |

Notes to Financial Statements (continued)

December 31, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$7,642,183	$5,822,311	$13,464,494	$44,618,075	$29,445,740	$74,063,815
Natixis Oakmark Fund	2,201,492	8,169,871	10,371,363	5,775,346	31,849,647	37,624,993
Natixis Oakmark International Fund	19,403,163	6,977,702	26,380,865	19,465,727	13,211,564	32,677,291
Small Cap Value Fund	8,983,694	36,747,925	45,731,619	3,773,025	49,311,407	53,084,432
Value Opportunity Fund	8,555,915	23,246,983	31,802,898	7,850,454	45,086,282	52,936,736

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$18,519	$286,629	$4,039,339	$—	$127,026
Undistributed long-term capital gains	—	5,434,444	—	5,707,255	41,413,233

Total undistributed earnings	18,519	5,721,073	4,039,339	5,707,255	41,540,259

Late-year ordinary and post-October capital loss deferrals*	(1,086,223)	—	(2,438,773)	(1,710,621)	—

Unrealized appreciation (depreciation)	49,411,941	11,499,535	(174,434,562)	22,403,992	(38,465,512)

Total accumulated earnings (losses)	$48,344,237	$17,220,608	$(172,833,996)	$26,400,626	$3,074,747

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

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Notes to Financial Statements (continued)

December 31, 2015

g.  Repurchase Agreements.   Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2015, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements (continued)

December 31, 2015

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

CGM Advisor Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$390,451,720	$—	$—	$390,451,720
Short-Term Investments	—	22,390,000	—	22,390,000

Total	$390,451,720	$22,390,000	$—	$412,841,720

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$266,029,711	$—	$—	$266,029,711
Short-Term Investments	—	3,795,407	—	3,795,407

Total	$266,029,711	$3,795,407	$—	$269,825,118

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2015

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$33,505,730	$—	$33,505,730
China	13,856,632	—	—	13,856,632
France	—	145,317,902	—	145,317,902
Germany	—	99,795,522	—	99,795,522
Hong Kong	20,208,720	—	—	20,208,720
Indonesia	—	22,402,185	—	22,402,185
Ireland	—	17,749,186	—	17,749,186
Israel	1,082,354	—	—	1,082,354
Italy	18,325,211	36,729,671	—	55,054,882
Japan	—	217,335,224	—	217,335,224
Korea	—	27,603,138	—	27,603,138
Mexico	10,750,671	—	—	10,750,671
Netherlands	—	24,719,183	—	24,719,183
Sweden	—	37,889,329	—	37,889,329
Switzerland	—	165,148,712	—	165,148,712
United Kingdom	—	139,638,146	—	139,638,146
United States	22,662,762	—	—	22,662,762

Total Common Stocks	86,886,350	967,833,928	—	1,054,720,278

Short-Term Investments	—	2,029,248	—	2,029,248
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,458,551	—	1,458,551

Total	$86,886,350	$971,321,727	$—	$1,058,208,077

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(7,392)	$—	$(7,392)

A common stock valued at $19,835,131 was transferred from Level 2 to Level 1 during the period ended December 31, 2015. At December 31, 2014, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security. At December 31, 2015 this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2015

Vaughan Nelson Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$286,175,699	$—	$—	$286,175,699
Exchange-Traded Funds	3,328,462	—	—	3,328,462
Short-Term Investments	—	16,149,455	—	16,149,455

Total	$289,504,161	$16,149,455	$—	$305,653,616

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Vaughan Nelson Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,357,036,458	$—	$—	$1,357,036,458
Closed-End Investment Companies	32,353,913	—	—	32,353,913
Short-Term Investments	—	34,085,699	—	34,085,699

Total	$1,389,390,371	$34,085,699	$—	$1,423,476,070

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,458,551

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(7,392)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2015, as reflected within the Statements of Operations were as follows:

Net Realized Gain on:	Foreign currency transactions[1]
Foreign exchange contracts	$5,325,155

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$(2,669,181)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	5.83%
Highest Notional Amount Outstanding	10.26%
Lowest Notional Amount Outstanding	3.35%
Notional Amount Outstanding as of December 31, 2015	3.83%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2015

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2015, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$1,458,551	$(7,392)	$1,451,159

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(7,392)	$7,392	$—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$1,458,551	$1,451,159

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Notes to Financial Statements (continued)

December 31, 2015

5.   Purchases and Sales of Securities.   For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$686,802,536	$792,692,783
Natixis Oakmark Fund	77,386,099	62,954,599
Natixis Oakmark International Fund	801,775,683	563,891,836
Small Cap Value Fund	196,269,288	221,770,354
Value Opportunity Fund	1,029,794,707	332,887,637

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $500 million	Next $500 million	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.65%	0.60%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%

83  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to July 1, 2015, Value Opportunity Fund paid a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets:

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 Million	Next $1.3 Billion	Over $1.5 Billion
Natixis Oakmark Fund	Harris	0.52%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.47%

Prior to July 1, 2015, Value Opportunity Fund paid Vaughan Nelson a subadvisory fee at the annual rate of 0.50%, calculated daily and payable monthly, based on the Fund’s average daily net assets:

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Targeted Equity Fund	$3,534,392	—	$3,534,392	0.72%	0.72%
Natixis Oakmark Fund	1,969,041	—	1,969,041	0.68%	0.68%
Natixis Oakmark International Fund	9,977,749	—	9,977,749	0.85%	0.85%
Small Cap Value Fund	3,014,191	—	3,014,191	0.90%	0.90%
Value Opportunity Fund	8,615,889	—	8,615,889	0.80%	0.80%

No expenses were recovered during the year ended December 31, 2015 under the terms of the expense limitation agreement.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

85  |

Notes to Financial Statements (continued)

December 31, 2015

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,082,371	$901	$68,822	$2,703	$206,465
Natixis Oakmark Fund	485,919	597	179,577	1,789	538,731
Natixis Oakmark International Fund	2,007,508	—	927,124	—	2,781,374
Small Cap Value Fund	305,246	839	63,193	2,515	189,577
Value Opportunity Fund	242,712	—	149,026	—	447,078

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$210,159
Natixis Oakmark Fund	123,096
Natixis Oakmark International Fund	502,634
Small Cap Value Fund	142,998
Value Opportunity Fund	462,016

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$141,564
Natixis Oakmark Fund	128,806
Natixis Oakmark International Fund	1,070,746
Small Cap Value Fund	237,439
Value Opportunity Fund	904,057

87  |

Notes to Financial Statements (continued)

December 31, 2015

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$1,406
Natixis Oakmark Fund	1,335
Natixis Oakmark International Fund	8,386
Small Cap Value Fund	1,905
Value Opportunity Fund	22,980

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015, were as follows:

Fund	Commissions
Targeted Equity Fund	$15,784
Natixis Oakmark Fund	60,413
Natixis Oakmark International Fund	217,558
Small Cap Value Fund	2,786
Value Opportunity Fund	77,739

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and

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Notes to Financial Statements (continued)

December 31, 2015

$3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Value Opportunity Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2015, NGAM Advisors reimbursed the Fund $434 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2015, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$89,077	$54,751	$434	$797,875

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

89  |

Notes to Financial Statements (continued)

December 31, 2015

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$102,858

10.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

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Notes to Financial Statements (continued)

December 31, 2015

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Natixis Oakmark International Fund	1	6.13%
Small Cap Value Fund	1	5.87%
Value Opportunity Fund	1	16.85	%(a)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)	Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (AlphaSimplex Group, LLC, which is a subsidiary of Natixis US) (“ASG”). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

91  |

Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	654,909	$7,039,908	2,382,713	$27,553,469
Issued in connection with the reinvestment of distributions	1,072,995	11,249,723	5,713,464	60,881,859
Redeemed	(5,717,171)	(60,604,843)	(8,345,177)	(95,762,976)

Net change	(3,989,267)	$(42,315,212)	(249,000)	$(7,327,648)

Class B
Issued from the sale of shares	2,533	$24,386	3,846	$36,977
Issued in connection with the reinvestment of distributions	597	5,227	19,323	175,598
Redeemed	(97,650)	(878,729)	(141,197)	(1,397,515)

Net change	(94,520)	$(849,116)	(118,028)	$(1,184,940)

Class C
Issued from the sale of shares	204,086	$1,809,390	417,975	$3,975,723
Issued in connection with the reinvestment of distributions	65,121	567,803	378,532	3,392,074
Redeemed	(1,017,519)	(8,976,826)	(964,764)	(9,405,559)

Net change	(748,312)	$(6,599,633)	(168,257)	$(2,037,762)

Class Y
Issued from the sale of shares	358,275	$3,920,602	1,277,719	$15,171,684
Issued in connection with the reinvestment of distributions	54,283	591,833	315,692	3,498,909
Redeemed	(1,150,110)	(12,655,788)	(2,699,487)	(32,503,712)

Net change	(737,552)	$(8,143,353)	(1,106,076)	$(13,833,119)

Increase (decrease) from capital share transactions	(5,569,651)	$(57,907,314)	(1,641,361)	$(24,383,469)

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,517,556	$30,354,006	3,668,913	$80,305,026
Issued in connection with the reinvestment of distributions	313,620	6,034,951	1,061,143	21,984,956
Redeemed	(2,123,661)	(41,948,388)	(1,968,641)	(43,020,284)

Net change	(292,485)	$(5,559,431)	2,761,415	$59,269,698

Class B
Issued from the sale of shares	94	$1,650	793	$15,447
Issued in connection with the reinvestment of distributions	123	2,182	6,139	114,704
Redeemed	(34,844)	(631,808)	(48,674)	(958,785)

Net change	(34,627)	$(627,976)	(41,742)	$(828,634)

Class C
Issued from the sale of shares	1,967,705	$34,953,476	3,014,013	$59,777,822
Issued in connection with the reinvestment of distributions	88,208	1,504,613	214,242	3,952,587
Redeemed	(1,273,258)	(22,539,155)	(201,413)	(3,932,222)

Net change	782,655	$13,918,934	3,026,842	$59,798,187

Class Y
Issued from the sale of shares	551,387	$11,590,333	762,265	$17,289,800
Issued in connection with the reinvestment of distributions	37,938	760,796	148,825	3,209,042
Redeemed	(737,029)	(15,581,647)	(296,205)	(6,605,253)

Net change	(147,704)	$(3,230,518)	614,885	$13,893,589

Increase (decrease) from capital share transactions	307,839	$4,501,009	6,361,400	$132,132,840

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	40,727,220	$524,245,138	43,808,176	$590,904,771
Issued in connection with the reinvestment of distributions	1,547,094	18,551,475	1,654,360	20,974,239
Redeemed	(28,890,059)	(355,356,386)	(18,741,882)	(243,326,691)

Net change	13,384,255	$187,440,227	26,720,654	$368,552,319

Class C
Issued from the sale of shares	10,955,520	$138,511,592	13,563,541	$180,784,363
Issued in connection with the reinvestment of distributions	408,992	4,881,076	564,157	7,051,208
Redeemed	(7,803,461)	(94,573,289)	(4,930,036)	(62,910,330)

Net change	3,561,051	$48,819,379	9,197,662	$124,925,241

Increase (decrease) from capital share transactions	16,945,306	$236,259,606	35,918,316	$493,477,560

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	586,565	$12,199,067	447,060	$9,835,856
Issued in connection with the reinvestment of distributions	718,326	13,152,899	817,956	17,011,106
Redeemed	(1,556,600)	(32,314,146)	(2,038,618)	(45,649,192)

Net change	(251,709)	$(6,962,180)	(773,602)	$(18,802,230)

Class B
Issued from the sale of shares	1,259	$20,238	7,619	$133,164
Issued in connection with the reinvestment of distributions	567	8,015	13,951	220,076
Redeemed	(62,964)	(986,740)	(85,671)	(1,490,851)

Net change	(61,138)	$(958,487)	(64,101)	$(1,137,611)

Class C
Issued from the sale of shares	130,432	$1,823,149	109,154	$1,768,690
Issued in connection with the reinvestment of distributions	255,701	3,290,720	281,983	4,396,718
Redeemed	(452,639)	(6,920,026)	(401,405)	(6,855,018)

Net change	(66,506)	$(1,806,157)	(10,268)	$(689,610)

Class Y
Issued from the sale of shares	2,141,789	$46,690,758	1,798,226	$41,246,189
Issued in connection with the reinvestment of distributions	1,198,310	22,443,814	1,028,472	21,777,987
Redeemed	(1,865,835)	(39,308,260)	(1,660,679)	(37,463,927)

Net change	1,474,264	$29,826,312	1,166,019	$25,560,249

Increase (decrease) from capital share transactions	1,094,911	$20,099,488	318,048	$4,930,798

95  |

Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,072,313	$131,319,540	3,237,031	$67,850,893
Issued in connection with the reinvestment of distributions	125,012	2,584,853	248,216	5,263,321
Redeemed	(2,508,032)	(53,811,968)	(3,327,984)	(71,812,258)

Net change	3,689,293	$80,092,425	157,263	$1,301,956

Class C
Issued from the sale of shares	3,368,669	$70,554,606	740,584	$15,300,207
Issued in connection with the reinvestment of distributions	71,042	1,402,692	97,107	1,986,798
Redeemed	(529,265)	(10,823,300)	(133,887)	(2,764,527)

Net change	2,910,446	$61,133,998	703,804	$14,522,478

Class N
Issued from the sale of shares	2,972,431	$65,031,583	561,402	$12,347,954
Issued in connection with the reinvestment of distributions	75,531	1,583,262	36,678	785,557
Redeemed	(398,415)	(8,784,271)	(38,796)	(817,090)

Net change	2,649,547	$57,830,574	559,284	$12,316,421

Class Y
Issued from the sale of shares	35,161,537	$775,069,318	17,284,818	$372,678,420
Issued in connection with the reinvestment of distributions	1,024,181	21,435,705	1,747,547	37,469,538
Redeemed	(10,758,464)	(233,638,744)	(5,903,464)	(127,760,494)

Net change	25,427,254	$562,866,279	13,128,901	$282,387,464

Increase (decrease) from capital share transactions	34,676,540	$761,923,276	14,549,252	$310,528,319

13.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the early conversion of all of the Funds’ remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, at which point Class B shares were terminated.

In addition, on December 23, 2015, the Board of Trustees approved the liquidation of the Targeted Equity Fund. Sale of the Fund’s assets and the corresponding liquidating distributions to shareholders were completed on February 17, 2016.

|  96

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Oakmark International Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Natixis Oakmark Fund and Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 of the Notes to Financial Statements, the Board of Trustees of the CGM Advisor Targeted Equity Fund approved the liquidation of the Fund effective February 17, 2016.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

97  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	19.29%
Natixis Oakmark	94.71%
Small Cap Value	57.08%
Value Opportunity	96.93%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Fund	Amount
Targeted Equity	$5,822,311
Natixis Oakmark	8,169,871
Natixis Oakmark International	6,977,702
Small Cap Value	36,747,925
Value Opportunity	23,246,983

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	80.42%
Natixis Oakmark	100.00%
Natixis Oakmark International	100.00%
Small Cap Value	51.24%
Value Opportunity	100.00%

Foreign Tax Credit.  For the year ended December 31, 2015, the Natixis Oakmark International Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income

Natixis Oakmark International	$2,672,945	$31,776,622

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005 Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  104

ANNUAL REPORT

December 31, 2015

Loomis Sayles Multi-Asset Income Fund

(formerly Natixis Diversified Income Fund)

McDonnell Intermediate Municipal Bond Fund

Natixis U.S. Equity Opportunities Fund

SeeyondSM Multi-Asset Allocation Fund

Portfolio Review  page 1

Portfolio of Investments  page 25

Financial Statements  page  51

Notes to Financial Statements page 72

LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Managers	Symbols
Thomas Fahey	Class A	IIDPX
Kevin P. Kearns	Class C	CIDPX
Maura T. Murphy, CFA®	Class N	LMINX
Loomis, Sayles & Company, L.P.	Class Y	YIDPX

Objective

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Market observers and economists spent much of the year waiting for the U.S. Federal Reserve Board (Fed) to decide whether to normalize monetary policy after seven years of near zero interest rates. The Fed moved to increase the federal funds rate to 0.25% in December based on its belief that employment growth and overall U.S. economic growth were strong enough to withstand a rate increase. With that increase, the Fed formally diverged from the looser monetary policies undertaken by the European Central Bank and Bank of Japan. Weaker economic growth in Europe and Japan is the driver of accommodative monetary policies, which seek to stimulate growth.

Falling commodity prices caused by the strengthening U.S. dollar and slowing Chinese economy contributed to rising market volatility. Oil prices declined by more than 30% during 2015 and ended the year more than 70% off the highs achieved during 2008. While the U.S. economy reached growth rates in line with averages experienced since the financial crisis, growth lagged in both developed and emerging markets.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Loomis Sayles Multi-Asset Income Fund returned -1.96% at net asset value. The portfolio underperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

Explanation of Fund Performance

On August 31, 2015 Loomis Sayles assumed portfolio management responsibilities for the entire Fund, replacing the segments previously managed by Active Investment Advisors, and AEW Capital Management, L.P. In conjunction with this change to its underlying investment strategy, the Fund changed its name to “Loomis Sayles Multi-Asset Income Fund.”

The explanation of Fund performance is described over two periods — the period from January 1, 2015 through August 31, 2015, during which the Fund was managed in four separate segments, and the period from September 1, 2015 through December 31, 2015, during which the Fund was sub-advised solely by Loomis Sayles and managed under its current investment strategy.

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January 1, 2015 – August 31, 2015

Active Dividend Equity Segment

This segment was designed to replicate the Dow Jones U.S. Select Dividend™ Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Stock Market Index — a broadly-based index designed to represent the total market for U.S. equity securities.

The Dow Jones U.S. Select Dividend™ Index returned -5.68% for the 8-month period ending August 31, 2015. Consumer staples, health care and industrials made the strongest contribution to index gains, while utilities, energy and consumer discretionary were the weakest performers for the period. As of December 31, 2014, the largest sectors in the index were utilities, industrials and consumer staples, but these shifted to utilities, financials and consumer staples by August 31, 2015.

During the course of the year through August 31, 2015, there were ten deletions and nine additions to the index due to a combination of index rebalancing, elimination of dividend payments and acquisitions.

AEW Diversified REIT Segment

The U.S. REIT sector returned -7.07% for the 8-month period ended August 31, 2015, as measured by the MSCI U.S. REIT Index, lagging the S&P 500® Index, which returned -2.88% during the same period. The U.S. economy continued to perform well in 2015, with solid employment gains and robust GDP growth. However, concerns regarding a slowdown in China spurred volatility both domestically and abroad, particularly in July and August. Given the spike in market volatility, uncertainty regarding the timing of the initial hike in the federal funds rate also weighed on REITs, despite the fact that long-term yields were relatively flat during the year. Indeed, the 10-Year Treasury yield ended August at 2.22%, up only five basis points from year-end 2014 (a basis point is 1/100th of a percentage point). The segment’s REIT holdings benefited from positive stock selection results and positive sector allocation results. Among the strongest individual contributors were apartment company Equity Residential and storage companies Extra Space Storage and CubeSmart. Detractors from performance included apartment companies Essex Property Trust and UDR, Inc. and data center company DuPont Fabros Technology.

At the end of August, U.S. REITs traded on average at a 12% discount to net asset value, the lowest since 2009 during some of the worst days of the global financial crisis. This discount occurred even though the sector is much healthier due to a number of factors such as improving financial leverage, same-store net operating income (NOI) growth remaining above trend and the robust private real estate market. As a result of this disconnect between sector fundamentals and valuations, 29 U.S. real estate companies in 2015 announced share repurchase plans totaling $8.4 billion. Additionally, private equity firms announced the acquisition, on an all-cash basis, of five U.S. REITs.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Loomis Sayles Inflation Protected Securities Segment

The Loomis Sayles Inflation Protected Securities segment was the largest contributor to the Fund’s performance for the eight months ended August 31, 2015. Treasury inflation-protected securities (TIPS), which represented the segment’s largest allocation, contributed positively to absolute performance. Five- and 10-year breakeven rates (the difference between yields on nominal Treasuries and TIPS of the same maturity) advanced during most of the period before steadily declining into August. However, breakeven rates rose again toward the end of August. Nominal Treasury yields sold off during the period, and the segment’s shorter duration (less price sensitivity to interest rate changes) position relative to the benchmark contributed to performance. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also helped, largely due to a structural underweight to short-duration TIPS. This was where real rates underperformed the most on the yield curve.

Loomis Sayles Multi-Sector Bond Segment

For the period ended August 31, 2015, the segment posted a negative absolute return for the partial period, primarily due to non-U.S.-dollar securities and investment grade corporate bonds. The U.S. dollar continued to appreciate versus other currencies, and issues denominated in the Brazilian real, Mexican peso and Indian rupee lagged. Meanwhile, investment grade securities generated mixed results but largely detracted from performance due to security selection among industrials. The commodity-linked basic industry and energy sectors weighed heavily on returns. Financial issues produced positive returns but were unable to offset declines from the industrials sector. We held short-maturity Treasuries as reserves, which detracted from performance. In addition, convertibles holdings in the energy, basic industry and technology sectors diminished returns.

High yield industrials contributed to performance during the partial period, benefiting from security selection and exposure to the technology and consumer non-cyclical sectors. High yield utilities, bank loans and preferred issues also contributed positively to return.

September 1, 2015 – December 31, 2015

For the 4-months ended December 31, 2015, Class A shares of the Loomis Sayles Multi-Asset Income Fund returned 1.95% at net asset value. The Fund outperformed its Benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.10%.

Exposure to real estate investment trusts (REITs) and U.S. dividend-paying equities largely accounted for the Fund’s positive performance. In addition, our global dividend-paying equity holdings aided absolute return. These gains more than offset losses from our exposure to investment-grade and high-yield fixed income and master limited partnerships (MLPs).

Despite a noticeable increase in rates across the short to intermediate portions of the U.S. yield curve, the Fund’s REITs performed well. Market anticipation for a September Fed hike (which didn’t materialize) derailed the REIT market and knocked down valuations to attractive levels — such that many REITs were trading at discounts to their underlying net

3  |

asset values. As bargain hunters stepped in and provided support, continued improvement in the labor market further fueled the recovery in residential, industrial and retail REITs.

After a volatile close to the third quarter, U.S. equity markets started off the fourth quarter strong, lifting dividend-paying stocks. As markets rebounded, investors poured money into beaten-down defensive sectors, energy names and growth alternatives in the technology and communications spaces. Though renewed cautious sentiment in December halted the rally, U.S. dividend-paying equities produced strong results during the last three months of the year. Similar to their U.S. counterparts, the Fund’s global dividend-paying equities contributed to return, particularly selected consumer non-cyclical, communications and industrial holdings.

High yield corporate bonds detracted from return, as spreads widened, causing U.S. and European bond returns to decline. Performance began to unravel mid-year due to concerns about China’s economic slowdown, global growth and plummeting commodity and energy prices. Declining corporate profitability and uncertainty about the path for Fed rate hikes created additional headwinds. Selected holdings in the energy, capital goods and basic materials industries were the main detractors. Similar to high yield, investment grade corporate bonds weighed on performance. Though declines were muted for the overall sector, the lowest-rated investment grade corporates were hit hard. Heavy corporate supply ahead of Fed rate increases to fund mergers and acquisitions, weakening corporate fundamentals, China and global growth concerns and significant commodity price weakness contributed to the poor performance. Selected holdings in the energy and basic materials industries were the primary detractors.

After a weak September, MLPs had a strong October. However, investor concerns mounted during November and December about their ability to meet distribution requirements when factoring in the amount of debt on their books. The Fund’s exposure to MLPs through exchange traded notes (ETNs) suffered significant losses as the entire sector produced weak results.

Outlook

We believe the Fed will remain data dependent, watching for a pick up in inflation before hiking again. We do not believe rates will rise materially during the year given weaker global growth expectations.

We believe U.S. dividends will be a core source of income in 2016. Continued volatility calls for tactical asset allocation to generate optimal risk-adjusted income. The commodity bear market continues to weigh on aggregate earnings, but most of the weakness has been contained in energy and industrials. Corporate write-offs are rising, especially in the energy sector, depressing earnings. Nonetheless, we believe 2016 should be a year of growth in aggregate.

The United States has moved closer to the later stages of the credit cycle, a cyclical pattern that follows credit availability and corporate health, with high yield revenue growth weakening and corporate health showing early signs of deterioration. The world is adjusting to a slower, less commodity-intensive China and tightening U.S. monetary policy. The adjustment also includes a new regime of slowing of global trade, slowing credit growth across emerging markets and a stronger U.S. dollar.

|  4

LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

5  |

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/17/05)
NAV	-1.96%	7.33%	6.29%	—%
With 4.25% Maximum Sales Charge[5]	-6.15	6.41	5.82	—

Class C (Inception 11/17/05)
NAV	-2.73	6.51	5.48	—
With CDSC[2]	-3.69	6.51	5.48	—

Class N (Inception 8/31/15)
NAV	—	—	—	1.91

Class Y (Inception 12/3/12)[1]
NAV	-1.72	7.40	6.32	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	0.55	3.25	4.51%	0.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The maximum sales charge on purchases of Class A shares was reduced from 4.50% to 4.25% on November 2, 2015. The Fund’s returns for Class A shares for all periods have been restated to reflect the current maximum applicable sales charge of 4.25%.

|  6

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Objective

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

U.S. interest rates and market indexes finished the year near where they started. However, that simple narrative fails to capture the evolving dynamics that drove market and economic development as the recovery lengthens and policymakers shift direction. The narrative as we entered 2015 was fairly clear as the trends dominating valuations and returns were quite strong coming into the year. As we begin 2016 these major trends appear more likely to continue than to suffer imminent reversal, but, how they might evolve and which new factors will play an important role will be the focus for investors as the new year unfolds. A cooling global economy, economic slowdown in China, weaker commodity prices, a stronger dollar and resultant downward pressure on inflation all played fundamental roles in last year’s market development. Major market trends during the year included:

•	Treasury yields rose modestly and the yield curve continued to flatten.

•	The municipal market outperformed as yields beyond the five-year portion of the curve declined modestly.

•	The S&P 500® Index seemed to be treading water but the cap-weighted index was bolstered by strong performance from a narrow list of market leaders amid broadly declining earnings momentum.

•	Commodity markets continued to weaken. Oil traded at an 11-year low and helped the broader Thomson Reuters Core Commodity CRB Index score a fresh 13-year low.

•	The U.S. dollar continued to power higher against most major currencies.

In a much anticipated move, the U.S. Federal Reserve (Fed) announced its first policy action to adjust short-term interest rates higher in nearly a decade. The Fed boosted its target for the federal funds rate to a range of 0.25% to 0.50%, marking the first move off the zero-lower bound in seven years. The statement accompanying the policy announcement noted that “in light of the current shortfall of inflation from 2%, the Committee will carefully monitor actual and expected progress toward its inflation goal.” This statement highlights an important divergence facing investors in the coming year. The median range of Fed member projections would place the federal funds rate at 1.4% at year-end 2016,

7  |

implying four additional quarter-point hikes while market-based estimates project only two additional moves. Whether the Fed or the markets have more accurately divined the future path of inflation and short-term interest rates will prove a critical development as the year unfolds. We expect a shallower and more gradual path of increase is more likely as expectations for a lift in inflation are based predominantly on a continuing drift higher in rent and medical care. While these price inputs are important factors they are not, in and of themselves, necessarily indicative of inflationary conditions. Unless and until wage pressures gather significant steam, it is difficult to envision an uptick in inflation developing from a blip into an embedded problem, particularly when placed within a broader context. The combination of weakening global growth and a strong dollar continue to favor a low level of U.S. inflation over the medium term.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the McDonnell Intermediate Municipal Bond Fund returned 2.28% at net asset value after fund expenses. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 3.06%.

Explanation of Fund Performance

Fund performance was positively affected by continued spread compression in lower quality securities within higher yielding sectors, particularly in the longer portion of the yield curve. High grade yields remained relatively range bound, ending the year just slightly lower than where they started. Strong demand remained in the municipal market and was reflected in positive shareholder flows into the Fund during the past year. New issue supply surged at the start of the year as a wave of refunding issuance prompted by an unexpectedly low rate environment prevailed. Refunding issuance moderated by mid-year, however it contributed to an increase in supply for the year and comprised fully two-thirds of total annual issuance. Positive contributors to performance included the Fund’s overweight in single A-rated securities across various sectors of the market. Security selection within the hospital, local general obligation and transportation sectors benefited performance. Finally, portfolio performance was enhanced by increased exposure to the longer end of the intermediate yield curve. The Fund’s overweight to shorter, higher quality securities was a drag on performance. In addition, the Fund’s overweight posture relative to the pre-refunded sector along with an underweight in the industrial development revenue/pollution control revenue (IDR/PCR) sector hampered performance.

Outlook

We expect the economic recovery to continue into its 8th year. Labor markets have improved further and consumer spending is healthy. Business fixed-investment has been somewhat disappointing thus far despite record corporate borrowing as stock buybacks and merger and acquisition activity have predominated. Global economic health is less robust, however, particularly in emerging market economies. Investors will likely keep a keen eye on China as efforts at economic transition have, to date, proven challenging as well as volatility-inducing both for Chinese markets and other risk assets worldwide. Also of critical importance will be the relative valuation of the dollar. The dollar has marched

|  8

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

higher against most currencies over the past year and a half. Whether this strength continues now that the Fed has embarked upon its effort to ‘normalize’ short-term rates or whether markets have already discounted future interest rate differentials remains to be seen. While rate markets may move higher in response to policy actions, we expect the environment will continue to favor limited potential for significant directional movement.

Municipal new issue volume going forward is expected to approximate last year’s range. Factors that could boost those totals include a flatter yield curve, recent strong outperformance of municipals versus U.S. Treasuries and perhaps somewhat lower interest rates than most analysts anticipate over the year ahead. Similarly, if rates were to move unexpectedly higher, it would likely dampen refunding issuance and curtail the principal source of recent supply. The credit quality of state and local issuers has broadly continued to improve as property markets rebound and the recovery continues. Historically, credit trends tend to lag developments in the broader economy and current developments have proven no exception. The Fund continues to implement a duration neutral posture while selectively pursuing investment in spread sectors such as hospital, transportation and higher education to enhance yield.

Growth of $10,000 Investment in Class A Shares4

December 31, 2012 (inception) through December 31, 2015

9  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 12/31/12)[1]
NAV	2.28%	1.84%
With 3.00% Maximum Sales Charge[5]	-0.80	0.80

Class C (Inception 12/31/12)[1]
NAV	1.63	1.09
With CDSC[2]	0.63	1.09

Class Y (Inception 12/31/12)[1]
NAV	2.63	2.17

Comparative Performance
Barclays 3-15 Year Blend Municipal Bond Index[3]	3.06	2.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	12/31/2012 represents the date shares were first registered for public sale under the Securities Act of 1933. 11/16/2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The maximum sales charge on purchases of Class A shares was reduced from 3.50% to 3.00% on November 2, 2015. The Fund’s returns for Class A shares for all periods have been restated to reflect the current maximum applicable sales charge of 3.00%.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class B NESBX
All Cap Growth Segment	Class C NECCX
Loomis, Sayles & Company, L.P.	Class Y NESYX

Objective

The Fund seeks long-term growth of capital.

Market Conditions

Market observers and economists spent much of the year waiting for the Federal Reserve Board (Fed) to decide whether to normalize monetary policy after seven years of near zero interest rates. The Fed moved to increase the federal funds rate to .25 percent in December based on its belief that employment growth and overall U.S. economic growth were strong enough to withstand a rate increase. With that increase, the Fed formally diverged from the looser monetary policies undertaken by the European Central Bank and Bank of Japan. Weaker economic growth in Europe and Japan is the driver of accommodative monetary policies, which seek to stimulate economic growth.

Falling commodity prices caused by the strengthening U.S. dollar and slowing Chinese economy contributed to rising market volatility. Oil prices declined by more than 30% during 2015 and ended the year more than 70% off the highs reached during 2008. While the U.S. economy achieved growth rates in line with averages experienced since the financial crisis, growth lagged in both developed and emerging markets.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Natixis U.S. Equity Opportunities Fund returned 5.86% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 1.38%. The Fund also outperformed its secondary benchmark, the Russell 1000® Index, which returned 0.92%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

Both segments contributed positively to the overall return of the Fund during the year.

11  |

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the consumer discretionary sector gained the most value, while holdings in the energy sector posted the lowest return for calendar 2015.

The leading contributor to fund performance for the year was Amazon. As of the end of October, Amazon had returned over 100% since the beginning of the fiscal year. A third-quarter earnings report released in October showed earnings per share ($0.17 vs. -$0.13) and revenue ($25.36 billion vs. $24.88 billion) figures that beat consensus outlook, which helped to make this name a top contributor based on excess return. We subsequently sold out of our position in the first week of November as it reached our estimation of its intrinsic value.

Apache was the largest detractor from fund performance in the calendar year. The company saw shares fall 28% during 2015. As with most oil and gas exploration and production companies, Apache’s share price has been adversely affected by persistently weak oil and natural gas prices. In this challenging environment, the company is focused on improving capital efficiency, both through the efficient development of U.S. shale assets and the low-cost growth of international assets. Firm-wide operating costs continue to fall, and capital expenditure has decreased by almost 60% this year. We believe Apache’s capital productivity is improving at a faster pace than its global peers, which helps its position on the cost curve. Apache has what we consider to be a healthy balance sheet, which should allow the company to endure a prolonged downturn, and we expect that an eventual commodity price recovery will highlight the growing value of Apache’s underappreciated asset base.

Loomis Sayles All Cap Growth Segment

For the period, the All Cap Growth segment posted a positive absolute return. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future cash flows to a company). Holdings in the consumer discretionary, financials, consumer staples, energy and industrials sectors contributed to relative return, while holdings in the information technology and healthcare sectors detracted from relative performance.

Amazon.com, Monster Beverage and Alphabet were among the largest contributors to the Fund’s performance. Rebounding from lows in the previous period, Amazon was the top contributor this period, reporting strong 25% worldwide revenue growth year over year with gross merchandise volume growing at an even faster pace. With its growth more than two times that of the e-commerce market and several multiples higher than the low single-digit growth in the overall retail market, Amazon continued to take market share. Amazon’s third-party sales, one of the largest drivers of expanding gross margins, increased from 15% to 18% of total revenue, growing two to three times faster than Amazon’s first-party sales,

|  12

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

which accounted for about 70% of total revenue. Amazon Web Services posted impressive growth and stronger-than-expected margins. Free cash flow increased significantly, by almost five-fold, to $5.4 billion compared with $1.1 billion a year ago. Energy drink company Monster Beverage was a top contributor and reported 10% year-over-year growth in net revenues. Robust 19% net revenue growth in the most recent quarter reflects the emergent positive impact of Monster’s strategic partnership with Coca-Cola, which took effect in June 2015. We believe Monster’s global distribution agreement with Coca-Cola will allow Monster to realize faster global expansion and profitability. Monster’s transition to Coca-Cola bottlers around the world is progressing steadily with reported share improvements in countries where the transition is complete. Gross and operating margins improved each quarter in the period compared with the year-ago quarter due to scale in new markets, an increase in lower cost local production, a positive mix of product sales and lower quarterly operating expenses. Alphabet, the parent company of Google, reported solid results throughout the period. The company’s core business, Google advertising (approximately 90% of total revenue), posted low- to mid-teen quarterly growth in reported revenue. YouTube delivered significant growth in advertising revenue and length of viewer watch sessions. Mobile search queries, another key driver of growth, represented more than 50% of total searches by the end of the period. Total acquisition costs declined during the period, margins improved, and free cash flow growth was robust. Capital expenditures remained somewhat elevated but declined throughout the period. We believe Amazon, Monster Beverage and Alphabet are well positioned to benefit from strong, sustained growth and continue to sell at meaningful discounts to intrinsic value.

Qualcomm, Greenhill & Co. and Oracle were among the largest detractors. Shares of mobile device chip designer and manufacturer Qualcomm came under pressure during the period. Although the company has signed deals with some of the largest smartphone manufacturers, implementation of new licensing agreements and improved device reporting progressed more slowly than anticipated following the company’s settlement with China’s antitrust regulators. In Qualcomm’s chipset business, the loss of market share in the premium-tier market and higher share in the low- and mid-tier markets negatively skewed near-term revenue. The company reported progress on its extensive strategic realignment plan to improve shareholder value. We believe the market remains focused on the volatility of Qualcomm’s chipset business performance and underestimates its licensing royalty business, which generates more than 60% of operating profits and an even greater portion of the company’s free cash flow. We took advantage of price weakness to add to our position. Investment bank Greenhill reported mergers and acquisitions deal volume growth during the period that expanded its market share. However, completed transaction volume was down significantly given the longer timeline for large, complex deals and the somewhat random nature of transaction completion. Pre-tax profit margins and earnings declined primarily due to expenses related to the acquisition of Cogent Partners. With completed transactions yet to peak, we believe Greenhill is well positioned to benefit from the mergers and acquisitions cycle. Oracle, a leader in enterprise software, reported weaker-than-expected results and near-term pressure on revenue as it transitions to a subscription-based cloud computing solutions from its traditional offering in which revenue is paid upfront. Over time, we expect the shift to the cloud computing model will lead to faster growth

13  |

given its higher customer lifetime value. With robust growth of about 30% during the period, the cloud business grew from 3% to approximately 5% of total revenue. Oracle also remains the world leader in its traditional, on-premise data management offerings with solid margins and strong free cash flow. Given its high-quality business model, the long-term growth drivers of Oracle’s cloud transition and the stock’s attractive valuation, we increased our position. We believe Qualcomm, Greenhill and Oracle continue to sell at meaningful discounts to their intrinsic value.

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

See notes to chart on page 15.

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	5.86%	13.19%	9.12%
With 5.75% Maximum Sales Charge	-0.22	11.86	8.48

Class B (Inception 7/7/94)
NAV	5.06	12.36	8.32
With CDSC[1]	0.16	12.13	8.32

Class C (Inception 7/7/94)
NAV	5.06	12.35	8.31
With CDSC[1]	4.08	12.35	8.31

Class Y (Inception 11/15/94)
NAV	6.11	13.48	9.43

Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31
Russell 1000® Index[3]	0.92	12.44	7.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

SEEYOND MULTI-ASSET ALLOCATION FUND

Managers	Symbols
Simon Aninat	Class A SAFAX
Frédéric Babu	Class C SAFCX
Stéphanie Bigou	Class Y SAFYX
Jonathan M. Birtwell
Didier Jauneaux
Frank Trividic
Yufeng Xie
Natixis Asset Management U.S., LLC (“Natixis AM US”)

Objective

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.

Market Conditions

The first half of 2015 was characterized by cautious optimism as the U.S. recovery remained on solid enough footing for the U.S. Federal Reserve (Fed) to consider becoming the first major central bank to increase interest rates since 2011. China appeared to be skillfully threading the needle, avoiding a hard landing. European and Japanese central bankers made good on their rhetoric by adding further monetary, fiscal and structural stimulus to their economies. The U.S. dollar’s strength became the main headline, appreciating more than 8% (on a trade-weighted basis) through early July.

The second half of the year started on a different note as European leaders were mired in seemingly endless negotiations, attempting to agree on terms that would restructure Greek debt for a third time in almost as many years. Almost immediately after European officials were able to agree on terms for an additional Greek bailout, Chinese authorities surprised investors with currency devaluation in August, signaling that persistent growth concerns may indeed be warranted. Europe’s structural headwinds, combined with renewed Chinese growth concerns, directly influenced the market’s confidence in the Fed’s ability to increase interest rates. As if this were not enough uncertainty for investors to digest, geopolitical tensions came to a boil as we moved through 2015. Fringe social and political movements made meaningful gains in 2015, fueled by stagnating economic opportunity, heightened conflict in the Middle East and lower energy prices.

These macro risks, combined with a new, untested market structure borne out of the post global financial crisis regulatory environment, made for a rocky second half of 2015. More specifically, investors have witnessed market liquidity become increasingly fragile due to an abundance of issuance coupled with less market making activity, all within the context of complex, post-financial crisis regulatory schemes. As we learned in October of 2014 and August of 2015, this new and evolving market structure may not be fully prepared to withstand stressors that traditionally accompany healthy market corrections.

|  16

SEEYOND MULTI-ASSET ALLOCATION FUND

As a result, global asset prices realized higher volatility in 2015 as compared to recent years. With the removal of the implicit backstop of the Fed, renewed growth concerns across the world’s major economies, enhanced geopolitical instability and weaker asset market liquidity, there was ample fuel to fan the flames of uncertainty. Investors exited 2015 scratching their heads, with many more questions than answers.

Performance Results

For the period ended December 31, 2015, Class A shares of the Seeyond Multi-Asset Allocation Fund returned -5.39% at net asset value. The Fund underperformed its benchmark MSCI ACWI (Net), which returned -2.36%. The Fund underperformed its secondary benchmark, which returned -2.62%. This benchmark is a blended, unmanaged index composed of 60% MSCI ACWI (Net) and 40% Citigroup World Global Bond Index. We believe that the blended benchmark represents a better comparison than the primary, pure equity benchmark because of the Fund’s investments in a variety of asset classes.

Explanation of Fund Performance

The Fund entered the year overweight equities, specifically in Europe, which proved the main detractor to performance over the period. That said the Fund was well positioned to take advantage of the team’s core 2015 theme of reflation across other asset classes. The Fund’s overweight to the U.S. dollar produced strong results due to the fact that the majority of global central banks were working hard to stimulate demand via monetary policy and the U.S. was on the verge of normalizing interest rates. The Fund effectively steered clear of the weakness in emerging market equities, maintaining an underweight throughout the year on concerns of weak commodity prices, and the need to begin deleveraging in order to effectively rebalance emerging market economies.

The Fund maintained its overweight equity position into the second half of the year, navigated the summer’s Greek debt crisis skillfully. Drawing on the firm’s unique European expertise, the Fund was correctly positioned for a successful resolution between Greece and its European creditors. However, when Chinese officials announced a surprise yuan devaluation in August the Fund’s overweight in equities suffered as a result. What ended up being a relatively minor devaluation in the yuan triggered a sell-off of nearly 10% in the MSCI ACWI Index, with the market concluding that China was in need of a demand boost aided by a weaker currency. The devaluation and subsequent sell-off in risk assets set the tone for the remainder of 2015, as all assets became increasingly sensitive to perceived risks in the market. The Fund ended the period with a 61% weighting to equity securities.

The Fund maintained a neutral duration position over the course of 2015. With sovereign interest rates at historical lows, the Fund avoided outsized duration risk at this time, opting instead to take advantage of relative values found across developed market interest rate yield curves. On average, the Fund favored an overweight position at the long-end of the yield curve while remaining underweight the short-end in anticipation of U.S. short-term rate increases. At the end of the period, the Fund’s modified duration was 2.6 years.

17  |

The Fund’s currency positioning was again the largest positive contributor to relative performance. The Fund maintained its dollar overweight throughout the year, most notably versus the yen, euro, Canadian dollar and Australian dollar. As of December 31, 2015 the Fund’s exposure to non-U.S. dollar currencies accounted for 32.8% of the portfolio. The Fund’s volatility positioning was a small detractor to the portfolio’s performance over the period. It was a tough year for volatility trading as investors around the world were constantly on edge in anticipation of possible U.S. Fed rate hikes. This behavior caused short bursts of higher realized volatility with subsequent normalization, which tends to adversely affect the volatility strategy. The Fund ended the period with -0.05% sensitivity to a 1% move in volatility

Given our view on the global monetary cycle, the Fund remains overweight US dollars, while specifically avoiding commodity-linked assets which historically have been adversely affected by a strengthening dollar.

Outlook

The management team is hoping that 2016 will begin to answer many of the lingering questions that remain unresolved post global financial crisis. First and foremost, to what extent will the Fed be able to normalize interest rate policy without disrupting the fragile global economic recovery? Will China be able to effectively avoid a hard landing while simultaneously liberating its capital markets? We had a sneak peek of the challenges China faces this past summer when the market punished Chinese shares after the government announced it was stepping in to support equity prices. Will the European and Japanese structural recoveries finally start to emerge in sustainable form, resulting in improving long-term growth?

It is safe to say that there is no modern historical precedent for the current environment and therefore, we must remain modest in our forecasts. What we do know is that we are most likely in the later innings of an economic reflationary cycle and asset prices have responded as such. The United States has now begun normalizing interest rates, while most others remain accommodative to varying degrees. This should continue to bode well for assets priced in U.S. dollars. Given our view on the global monetary cycle, the Fund remains overweight US dollars, while specifically avoiding commodity-linked assets which historically have been adversely affected by a strengthening dollar. We see acute risks among the net commodity exporters and those who have issued large amounts of U.S. dollar-denominated debt such as much of Southeast Asia. Outside of the direct influence that a strong dollar has on the assets mentioned above, it should put additional downward pressure on corporate earnings in the United States while providing a tailwind to foreign issuers’ earnings with weakening currencies. Therefore, we continue to favor European and Japanese shares. We would expect that cheaper commodity prices should provide a nice tailwind to net commodity importers across the globe and specifically benefit U.S. consumers, who account for a large percentage of global output.

|  18

SEEYOND MULTI-ASSET ALLOCATION FUND

To summarize, we could draw an analogy between the current environment and a ship (the global economy) moored at sea. Up until very recently, this ship had a number of anchors cast, tethering it securely in place. Slowly, over time, these anchors have been lifted one by one, including the removal of the Fed’s backstop to the global economy, higher commodity prices that previously sustained emerging markets, the weaker dollar and a more robust liquidity environment. Without these anchors, the economy and markets may find themselves relatively unmoored, exposed to the uncertainty of the prevailing winds. This position is not necessarily fraught with danger, as long as we are able to effectively navigate the obstacles of choppier seas, which may lie ahead. Despite the challenges, we take solace in the fact that the Seeyond Multi-Asset Allocation Fund was built to take advantage of markets of this nature. We believe the Fund’s liquid, flexible nature and its volatility mandate is well positioned to take advantage of relative value across asset classes all while favoring a tactical approach given the complex environment.

Growth of $10,000 Investment in Class A Shares4

July 23, 2014 (inception) through December 31, 2015

19  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 7/23/14)
NAV	-5.39%	-5.92%
With 5.75% Maximum Sales Charge	-10.82	-9.71

Class C (Inception 7/23/14)
NAV	-6.14	-6.64
With CDSC[1]	-7.06	-6.64

Class Y (Inception 7/23/14)
NAV	-5.17	-5.70

Comparative Performance
MSCI ACWI Index (Net)[2]	-2.36	-3.57
Blended Index[3]	-2.62	-4.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI Index (Net) represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net)/40% Citigroup World Government Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  20

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  22

LOOMIS SAYLES MULTI-ASSET INCOME FUND (formerly Natixis Diversified Income Fund)	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,002.80	$5.20	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	*
Class C
Actual	$1,000.00	$998.90	$9.07	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15	*
Class N
Actual	$1,000.00	$1,019.10	$2.19	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	*
Class Y
Actual	$1,000.00	$1,004.90	$4.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	*

*	Hypothetical expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.03%, 1.80%, 0.65% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

1	Actual expenses for Class A, C and Y are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.03%, 1.80% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

2	Class N commenced operations on August 31, 2015. Actual expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement) of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (122), divided by 365 (to reflect the partial period).

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,024.90	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,021.20	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Class Y
Actual	$1,000.00	$1,026.10	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

23  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,028.80	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class B
Actual	$1,000.00	$1,025.10	$10.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class C
Actual	$1,000.00	$1,025.10	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class Y
Actual	$1,000.00	$1,030.20	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 1.99%, 2.00% and 1.00% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

SEEYOND MULTI-ASSET ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$942.60	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Class C
Actual	$1,000.00	$939.10	$10.31
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.71
Class Y
Actual	$1,000.00	$943.80	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement), including interest expense: 1.35%, 2.11% and 1.11% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

|  24

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund*

Shares	Description	Value (†)
Common Stocks — 68.2% of Net Assets
	Aerospace & Defense — 1.8%
642	Boeing Co. (The)	$92,827
6,339	Lockheed Martin Corp.	1,376,514
7,009	United Technologies Corp.	673,354

		2,142,695

	Air Freight & Logistics — 0.2%
3,734	bpost S.A.	91,623
13,141	Royal Mail PLC	86,072
911	United Parcel Service, Inc., Class B	87,665

		265,360

	Auto Components — 0.1%
3,378	Johnson Controls, Inc.	133,397

	Automobiles — 0.2%
8,032	General Motors Co.	273,168

	Banks — 4.2%
27,000	Aozora Bank Ltd.	94,225
6,131	Bank of Hawaii Corp.	385,640
154	Banque Cantonale Vaudoise	97,700
14,337	BB&T Corp.	542,082
7,692	F.N.B. Corp.	102,611
7,448	First Niagara Financial Group, Inc.	80,811
7,652	FirstMerit Corp.	142,710
14,509	JPMorgan Chase & Co.	958,029
45,600	Mizuho Financial Group, Inc.	91,200
5,816	PacWest Bancorp	250,670
9,224	People’s United Financial, Inc.	148,968
3,340	PNC Financial Services Group, Inc. (The)	318,335
2,400	Sumitomo Mitsui Financial Group, Inc.	90,578
8,004	Trustmark Corp.	184,412
4,746	U.S. Bancorp	202,512
7,210	United Bankshares, Inc.	266,698
9,685	Valley National Bancorp	95,397
19,766	Wells Fargo & Co.	1,074,480

		5,127,058

	Beverages — 1.1%
8,878	Britvic PLC	95,121
6,836	Coca-Cola Co. (The)	293,674
1,039	Dr Pepper Snapple Group, Inc.	96,835
8,529	PepsiCo, Inc.	852,218

		1,337,848

	Biotechnology — 0.8%
5,961	AbbVie, Inc.	353,130
3,268	Amgen, Inc.	530,494

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
17,526	PDL BioPharma, Inc.	$62,042

		945,666

	Capital Markets — 0.2%
6,101	Federated Investors, Inc., Class B	174,794
96,000	Haitong International Securities Group Ltd.	58,536

		233,330

	Chemicals — 0.7%
8,351	Dow Chemical Co. (The)	429,910
388	LyondellBasell Industries NV, Class A	33,717
5,624	Olin Corp.	97,070
2,380	PPG Industries, Inc.	235,192

		795,889

	Commercial Services & Supplies — 0.9%
2,752	Intrum Justitia AB	93,644
6,988	Pitney Bowes, Inc.	144,302
11,145	R.R. Donnelley & Sons Co.	164,054
5,797	Republic Services, Inc.	255,010
10,000	Toppan Printing Co. Ltd.	92,132
6,070	Waste Management, Inc.	323,956

		1,073,098

	Communications Equipment — 0.8%
18,214	Cisco Systems, Inc.	494,601
9,072	QUALCOMM, Inc.	453,464

		948,065

	Containers & Packaging — 0.8%
5,625	Avery Dennison Corp.	352,462
9,491	Greif, Inc., Class A	292,418
3,475	International Paper Co.	131,008
6,013	Sonoco Products Co.	245,751

		1,021,639

	Distributors — 0.6%
8,865	Genuine Parts Co.	761,415

	Diversified Financial Services — 0.6%
8,654	CME Group, Inc.	784,052

	Diversified Telecommunication Services — 1.9%
14,784	AT&T, Inc.	508,718
43,464	Bezeq The Israeli Telecommunication Corp. Ltd.	95,680
19,132	CenturyLink, Inc.	481,361
10,000	HKT Trust & HKT Ltd.	12,774
42,693	Spark New Zealand Ltd.	96,130
24,789	Verizon Communications, Inc.	1,145,748

		2,340,411

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Electric Utilities — 2.1%
11,000	CLP Holdings Ltd.	$93,236
3,906	Edison International	231,274
9,930	Entergy Corp.	678,815
8,245	Exelon Corp.	228,964
5,794	NextEra Energy, Inc.	601,939
3,836	Pinnacle West Capital Corp.	247,345
12,687	PPL Corp.	433,007
4,359	SSE PLC	97,876

		2,612,456

	Electrical Equipment — 0.9%
15,806	Eaton Corp. PLC	822,544
7,033	Emerson Electric Co.	336,389

		1,158,933

	Food & Staples Retailing — 0.7%
3,252	CVS Health Corp.	317,948
6,340	Kroger Co. (The)	265,202
6,490	Sysco Corp.	266,090

		849,240

	Food Products — 1.2%
1,780	Cal-Maine Foods, Inc.	82,485
5,798	Campbell Soup Co.	304,685
6,588	General Mills, Inc.	379,864
3,320	Mead Johnson Nutrition Co.	262,114
7,734	Mondelez International, Inc., Class A	346,793
11,321	Orkla ASA	89,310

		1,465,251

	Gas Utilities — 0.3%
2,331	AmeriGas Partners LP	79,883
24,000	Osaka Gas Co. Ltd.	86,687
12,707	Questar Corp.	247,532

		414,102

	Health Care Equipment & Supplies — 0.1%
1,199	ResMed, Inc.	64,374

	Health Care Providers & Services — 0.2%
1,085	Cardinal Health, Inc.	96,858
2,527	HealthSouth Corp.	87,965
1,397	Quest Diagnostics, Inc.	99,382

		284,205

	Hotels, Restaurants & Leisure — 1.6%
743	Cracker Barrel Old Country Store, Inc.	94,235
8,957	Darden Restaurants, Inc.	570,023
16,799	Hilton Worldwide Holdings, Inc.	359,499

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
7,459	McDonald’s Corp.	$881,206

		1,904,963

	Household Durables — 0.9%
8,052	Garmin Ltd.	299,293
7,877	Leggett & Platt, Inc.	330,992
8,514	Tupperware Brands Corp.	473,804

		1,104,089

	Household Products — 2.0%
6,479	Clorox Co. (The)	821,732
7,041	Kimberly-Clark Corp.	896,319
8,915	Procter & Gamble Co. (The)	707,940

		2,425,991

	Industrial Conglomerates — 1.4%
4,450	Danaher Corp.	413,316
43,246	General Electric Co.	1,347,113

		1,760,429

	Insurance — 1.7%
6,657	Arthur J. Gallagher & Co.	272,538
1,859	Aspen Insurance Holdings Ltd.	89,790
3,621	Assured Guaranty Ltd.	95,703
7,326	Cincinnati Financial Corp.	433,479
9,334	Mercury General Corp.	434,684
6,578	MetLife, Inc.	317,125
10,447	Old Republic International Corp.	194,628
2,304	Prudential Financial, Inc.	187,569
1,495	RLI Corp.	92,316

		2,117,832

	Internet Software & Services — 0.2%
2,200	Mixi, Inc.	82,287
19,233	Moneysupermarket.com Group PLC	104,043

		186,330

	IT Services — 0.6%
878	Accenture PLC, Class A	91,751
1,769	Paychex, Inc.	93,562
5,564	Visa, Inc., Class A	431,488
4,949	Western Union Co. (The)	88,637

		705,438

	Leisure Products — 0.4%
1,328	Hasbro, Inc.	89,454
12,822	Mattel, Inc.	348,374

		437,828

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Media — 0.9%
5,033	Cinemark Holdings, Inc.	$168,253
1,442	Comcast Corp., Class A	81,372
7,124	Meredith Corp.	308,113
1,136	Omnicom Group, Inc.	85,950
19,733	TEGNA, Inc.	503,586

		1,147,274

	Metals & Mining — 0.2%
6,800	Commercial Metals Co.	93,092
2,864	Nucor Corp.	115,419

		208,511

	Multi-Utilities — 0.9%
15,486	CenterPoint Energy, Inc.	284,323
2,842	Dominion Resources, Inc.	192,233
6,371	National Grid PLC	87,866
10,002	PG&E Corp.	532,006

		1,096,428

	Multiline Retail — 0.1%
1,290	Target Corp.	93,667

	Oil, Gas & Consumable Fuels — 4.0%
18,021	Chevron Corp.	1,621,169
17,738	Columbia Pipeline Group, Inc.	354,760
1,027	CVR Energy, Inc.	40,412
11,711	Exxon Mobil Corp.	912,872
3,783	Hess Corp.	183,400
6,839	HollyFrontier Corp.	272,808
8,079	Occidental Petroleum Corp.	546,221
10,900	ONEOK, Inc.	268,794
17,829	Scorpio Tankers, Inc.	142,989
10,000	TonenGeneral Sekiyu KK	84,420
6,052	Valero Energy Corp.	427,937

		4,855,782

	Paper & Forest Products — 0.2%
7,614	Domtar Corp.	281,337

	Pharmaceuticals — 3.3%
13,027	Bristol-Myers Squibb Co.	896,127
12,109	Eli Lilly & Co.	1,020,304
8,381	Johnson & Johnson	860,896
6,668	Merck & Co., Inc.	352,204
2,700	Otsuka Holdings Co. Ltd.	95,928
21,321	Pfizer, Inc.	688,242
1,455	Teva Pharmaceutical Industries Ltd.	94,926

		4,008,627

	Real Estate Management/Services — 0.1%
2,475	Four Corners Property Trust, Inc.(b)	59,796

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	REITs – Apartments — 5.9%
15,500	American Campus Communities, Inc.	$640,770
13,300	AvalonBay Communities, Inc.	2,448,929
13,000	Camden Property Trust	997,880
38,500	Equity Residential	3,141,215

		7,228,794

	REITs – Diversified — 1.7%
16,500	American Assets Trust, Inc.	632,775
26,900	DuPont Fabros Technology, Inc.	855,151
15,600	STORE Capital Corp.	361,920
2,000	Vornado Realty Trust	199,920

		2,049,766

	REITs – Hotels — 1.0%
48,300	Host Hotels & Resorts, Inc.	740,922
21,100	RLJ Lodging Trust	456,393

		1,197,315

	REITs – Manufactured Homes — 0.8%
14,200	Equity Lifestyle Properties, Inc.	946,714

	REITs – Office Property — 1.8%
34,100	BioMed Realty Trust, Inc.	807,829
17,100	Douglas Emmett, Inc.	533,178
47,600	Piedmont Office Realty Trust, Inc., Class A	898,688

		2,239,695

	REITs – Regional Malls — 3.2%
11,900	Simon Property Group, Inc.	2,313,836
15,800	Tanger Factory Outlet Centers, Inc.	516,660
14,500	Taubman Centers, Inc.	1,112,440

		3,942,936

	REITs – Shopping Centers — 2.8%
22,000	Acadia Realty Trust	729,300
50,600	DDR Corp.	852,104
9,400	Federal Realty Investment Trust	1,373,340
27,100	Retail Opportunity Investments Corp.	485,090

		3,439,834

	REITs – Single Tenant — 0.4%
12,600	National Retail Properties, Inc.	504,630

	REITs – Storage — 3.4%
27,000	CubeSmart	826,740
5,400	Extra Space Storage, Inc.	476,334
11,500	Public Storage	2,848,550

		4,151,624

	REITs – Warehouse/Industrials — 2.3%
52,700	ProLogis, Inc.	2,261,884

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	REITs – Warehouse/Industrials — continued
35,800	Rexford Industrial Realty, Inc.	$585,688

		2,847,572

	Road & Rail — 0.3%
11,357	CSX Corp.	294,714
18,915	National Express Group PLC	92,499

		387,213

	Semiconductors & Semiconductor Equipment — 0.9%
22,501	Cypress Semiconductor Corp.(b)	220,735
13,313	Intel Corp.	458,633
7,690	Texas Instruments, Inc.	421,489

		1,100,857

	Software — 1.0%
23,089	Microsoft Corp.	1,280,978

	Specialty Retail — 0.5%
6,099	American Eagle Outfitters, Inc.	94,534
474	Best Buy Co., Inc.	14,433
10,860	Guess?, Inc.	205,037
975	L Brands, Inc.	93,425
6,288	Staples, Inc.	59,547
6,000	USS Co. Ltd.	90,155

		557,131

	Technology Hardware, Storage & Peripherals — 0.4%
9,474	EMC Corp.	243,292
8,252	Seagate Technology PLC	302,519

		545,811

	Thrifts & Mortgage Finance — 0.2%
18,165	New York Community Bancorp, Inc.	296,453

	Tobacco — 2.5%
21,737	Altria Group, Inc.	1,265,311
1,620	British American Tobacco PLC	89,965
1,736	Imperial Tobacco Group PLC	91,691
2,600	Japan Tobacco, Inc.	95,456
16,516	Philip Morris International, Inc.	1,451,922
910	Swedish Match AB	32,157
3,673	Vector Group Ltd.	86,646

		3,113,148

	Transportation Infrastructure — 0.1%
32,100	SATS Ltd.	86,825

	Wireless Telecommunication Services — 0.1%
4,700	NTT DOCOMO, Inc.	96,405

	Total Common Stocks (Identified Cost $77,936,192)	83,439,675

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 20.6%
	Aerospace & Defense — 1.4%
$1,750,000	KLX, Inc., 5.875%, 12/01/2022, 144A	$1,662,500

	Banking — 6.4%
600,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	148,830
2,800,000	Deutsche Bank AG, (fixed rate to 4/30/2025, variable rate thereafter), 7.500%(c)	2,730,000
1,955,000	Intesa Sanpaolo SpA, (fixed rate to 9/17/2025, variable rate thereafter), 7.700%, 144A(c)	1,989,213
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	135,381
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	73,405
40,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(c)	43,285
2,725,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(c)	2,714,918

		7,835,032

	Building Materials — 0.0%
300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	40,758

	Chemicals — 0.3%
200,000	Hercules, Inc., 6.500%, 6/30/2029	169,000
350,000	Hexion, Inc., 8.875%, 2/01/2018	246,750

		415,750

	Electric — 0.3%
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	26,468
250,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	284,687

		311,155

	Government Owned – No Guarantee — 0.2%
52,400(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	272,883

	Independent Energy — 1.2%
2,774,000	Chesapeake Energy Corp., 8.000%, 12/15/2022, 144A	1,345,390
40,000	QEP Resources, Inc., 5.250%, 5/01/2023	28,400
100,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	75,750

		1,449,540

	Metals & Mining — 0.8%
1,020,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.750%, 2/01/2022	627,300
440,000	Glencore Finance Canada Ltd., 2.700%, 10/25/2017, 144A	402,600

		1,029,900

	Midstream — 1.7%
2,250,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	2,081,250

	Refining — 1.6%
2,000,000	Western Refining, Inc., 6.250%, 4/01/2021	1,920,000

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranational — 1.3%
33,450,000	European Bank for Reconstruction & Development, GMTN, 6.000%, 3/03/2016, (INR)	$504,918
1,440,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	444,543
136,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	191,728
26,380,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	408,842
435,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	105,774

		1,655,805

	Treasuries — 0.6%
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(d)	12,369
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(d)	12,248
10,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(d)	6,191
48,800(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	332,664
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	234,566
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	150,395

		748,433

	Wireless — 1.2%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	221,188
1,220,000	Sprint Communications, Inc., 6.000%, 12/01/2016	1,217,712

		1,438,900

	Wirelines — 3.6%
1,355,000	Frontier Communications Corp., 8.875%, 9/15/2020, 144A	1,371,938
920,000	Frontier Communications Corp., 10.500%, 9/15/2022, 144A	916,550
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	70,976
1,980,000	Windstream Services LLC, 7.875%, 11/01/2017	2,025,560

		4,385,024

	Total Bonds and Notes (Identified Cost $28,758,604)	25,246,930

Senior Loans — 3.2%
	Cable Satellite — 1.6%
2,047,300	TWCC Holding Corp., 2nd Lien Term Loan, 6/26/2020(e)	2,038,988

	Airlines — 1.5%
1,863,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(f)	1,807,727

	Retailers — 0.1%
124,796	Staples, Inc., Term Loan B, 4/07/2021(e)	123,184

	Total Senior Loans (Identified Cost $3,898,447)	3,969,899

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
Preferred Stocks — 2.8%
Non-Convertible Preferred Stocks — 2.6%
	Banking — 2.6%
1,824	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$46,986
45,000	Citigroup, Inc., Series L, 6.875%	1,233,900
4,125	Countrywide Capital IV, 6.750%	104,363
48,000	JPMorgan Chase & Co., Series BB, 6.150%	1,243,200
20,424	SunTrust Banks, Inc., Series E, 5.875%	528,777

		3,157,226

	Total Non-Convertible Preferred Stocks (Identified Cost $3,063,118)	3,157,226

Convertible Preferred Stock — 0.2%
	Metals & Mining — 0.2%
6,837	Alcoa, Inc., Series 1, 5.375% (Identified Cost $334,565)	227,741

	Total Preferred Stocks (Identified Cost $3,397,683)	3,384,967

Closed-End Investment Companies — 0.7%
56,147	Prudential Short Duration High Yield Fund, Inc. (Identified Cost $822,202)	819,746

Principal Amount (‡)
Short-Term Investments — 5.8%
$7,050,949	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $7,050,973 on 1/04/2016 collateralized by $7,185,000 U.S. Treasury Note, 1.625% due 7/31/2020 valued at $7,193,981 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,050,949)	7,050,949

	Total Investments — 101.3% (Identified Cost $121,864,077)(a)	123,912,166
	Other assets less liabilities — (1.3)%	(1,594,049)

	Net Assets — 100.0%	$122,318,117

*	Formerly Natixis Diversified Income Fund.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

(a)	Federal Tax Information:
At December 31, 2015, the net unrealized appreciation on investments based on a cost of $121,989,021 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,460,475
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,537,330)

	Net unrealized appreciation	$1,923,145

(b)	Non-income producing security.
(c)	Perpetual bond with no specified maturity date.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Position is unsettled. Contract rate was not determined at December 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(f)	Variable rate security. Rate as of December 31, 2015 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $13,056,078 or 10.7% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Industry Summary at December 31, 2015

Banking	9.0%
REITs – Apartments	5.9
Banks	4.2
Oil, Gas & Consumable Fuels	4.0
Wirelines	3.6
REITs – Storage	3.4
Pharmaceuticals	3.3
REITs – Regional Malls	3.2
Aerospace & Defense	3.2
REITs – Shopping Centers	2.8
Tobacco	2.5
REITs – Warehouse/Industrials	2.3
Electric Utilities	2.1
Household Products	2.0
Other Investments, less than 2% each	44.0
Short-Term Investments	5.8

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.1% of Net Assets
Municipals — 91.1%
	Arizona — 2.3%
$750,000	Arizona Board of Regents, State University System Revenue, Refunding, Series A, 5.000%, 7/01/2024(b)	$925,005
800,000	Scottsdale Municipal Property Corp. Excise Tax Revenue, Water & Sewer Development Project, Prerefunded 07/01/2018@100, Series A, 5.000%, 7/01/2019	880,248

		1,805,253

	California — 4.0%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	303,102
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	466,773
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035(c)	799,757
690,000	San Gorgonio Memorial Health Care District, GO, Refunding, 4.000%, 8/01/2016	703,117
760,000	San Gorgonio Memorial Health Care District, GO, Refunding, 5.000%, 8/01/2024	903,154

		3,175,903

	Colorado — 4.5%
1,000,000	Adams & Weld Counties School District No. 27J Brighton, GO, (State Aid Withholding), 5.000%, 12/01/2028	1,234,880
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033(c)	302,078
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028(c)	456,492
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	481,868
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	626,985
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	508,613

		3,610,916

	Connecticut — 2.7%
2,000,000	State of Connecticut, GO, Refunding, Series B, (AMBAC insured), 5.250%, 6/01/2017	2,125,920

	District of Columbia — 1.1%
800,000	District of Columbia Water & Sewer Authority Public Utility Revenue, Prerefunded 10/01/2018@100, Series A, 5.000%, 10/01/2024	887,064

	Florida — 9.5%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	587,700
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	437,740
1,000,000	Lee County Transportation Facilities Revenue, Refunding, (AGM insured), 5.000%, 10/01/2022	1,195,110
750,000	Miami-Dade County Aviation Revenue, Refunding, Series A, AMT, 5.000%, 10/01/2017	798,945

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Florida — continued
$1,000,000	Miami-Dade County Water & Sewer System Revenue, Refunding, 5.000%, 10/01/2023	$1,218,000
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	481,832
1,000,000	Orlando & Orange County Expressway Authority, Refunding, (AGM insured), 5.000%, 7/01/2024	1,194,390
600,000	Sarasota County Infrastructure Sales Surtax Revenue, Refunding, 5.000%, 10/01/2022	721,272
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	486,240
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025(c)	464,688

		7,585,917

	Georgia — 3.3%
500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	583,770
1,500,000	Municipal Electric Authority of Georgia Revenue, Project One Subordinated Bonds, Refunding, Series A, 5.000%, 1/01/2032	1,742,460
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	297,157

		2,623,387

	Hawaii — 4.3%
1,500,000	Hawaii, Refunding, Series EZ, 5.000%, 10/01/2025	1,882,680
1,335,000	Honolulu City & County, Prerefunded 4/01/2019@100, Series A, 5.000%, 4/01/2026	1,499,152

		3,381,832

	Illinois — 7.0%
2,000,000	Chicago O’Hare International Airport, Revenue, Series D, 5.000%, 1/01/2026	2,377,140
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028(c)	408,413
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	567,735
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	115,345
2,000,000	Illinois Municipal Electric Agency Power Supply, Prerefunded 2/01/2017@100, Series A, 5.125%, 2/01/2029	2,095,660

		5,564,293

	Iowa — 0.4%
250,000	City of Carter Lake Local Option Sales Tax Revenue, Prerefunded 06/01/2018@100, 5.500%, 6/01/2038	276,893

	Kentucky — 0.4%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 02/01/2018@100, 6.125%, 2/01/2037	304,332

	Massachusetts — 0.6%
310,000	Massachusetts State Development Finance Agency Revenue, Charles Stark Draper Laboratory, Prerefunded 09/01/2018@100, 5.500%, 9/01/2020	346,338

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Massachusetts — continued
$150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	$160,448

		506,786

	Minnesota — 1.0%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	260,268
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	315,426
200,000	Northern Municipal Power Agency, Electric System Revenue, Series A, 5.000%, 1/01/2023	237,934

		813,628

	Missouri — 3.6%
665,000	Missouri Highways & Transportation Commission, Revenue, First Lien, Prerefunded 05/01/2016@100, Series B, 5.000%, 5/01/2022	675,141
850,000	Missouri Highways & Transportation Commission, Revenue, First Lien, Prerefunded 05/01/2016@100, Series B, 5.000%, 5/01/2024	862,963
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	836,038
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	505,430

		2,879,572

	Nebraska — 3.6%
1,000,000	Metropolitan Utilities District of Omaha Revenue, System Improvements, Refunding, 5.000%, 12/01/2022	1,201,790
1,000,000	Nebraska Public Power District Revenue, Prerefunded 1/01/2018@100, Series C, 5.000%, 1/01/2024	1,082,390
500,000	Nebraska Public Power District, General Revenue, Refunding, Series A, 5.000%, 1/01/2028(c)	583,305

		2,867,485

	Nevada — 0.8%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	605,580

	New Jersey — 4.8%
500,000	New Jersey Economic Development Authority, School Facilities, Prerefunded 09/01/2017@100, Series U, (AGM insured), 5.000%, 9/01/2022	534,580
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	316,158
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032(c)	582,160
1,500,000	New Jersey State Turnpike Authority Revenue, Series E, 5.000%, 1/01/2032	1,752,780
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	602,405

		3,788,083

	New Mexico — 4.3%
2,500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Prerefunded 08/01/2018@100, Series A, 6.000%, 8/01/2023	2,812,200

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	New Mexico — continued
$500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031(c)	$589,930

		3,402,130

	New York — 6.4%
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Sub-Fiscal 2016, Series A-1, 5.000%, 8/01/2032	2,385,600
1,025,000	New York City, Fiscal 2015, GO, Refunding, Series A, 5.000%, 8/01/2021	1,213,579
1,120,000	New York City, GO, Prerefunded 06/01/2016@100, Series J, 5.000%, 6/01/2022	1,140,888
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	366,545

		5,106,612

	Ohio — 2.8%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021(c)	448,776
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023(c)	616,480
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024(c)	582,875
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	569,270

		2,217,401

	Pennsylvania — 1.4%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	376,845
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	310,627
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	458,757

		1,146,229

	Rhode Island — 0.8%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	617,080

	South Dakota — 0.6%
465,000	Sioux Falls Sales Tax Revenue, Series A-1, 4.750%, 11/15/2036(c)	491,003

	Tennessee — 0.9%
615,000	Metropolitan Nashville Airport Authority (The) Revenue, Series B, AMT, 5.000%, 7/01/2023	733,258

	Texas — 9.0%
500,000	City of Dallas, GO, Prerefunded 2/15/2018@100, 5.000%, 2/15/2024	542,605
700,000	City of Denton, GO, Refunding, 5.000%, 2/15/2024(c)	859,978
250,000	Corpus Christi Utility System Revenue, Junior Lien Improvement, 5.000%, 7/15/2021	292,897
250,000	Denton Independent School District, GO, Prerefunded 08/15/2017@100, (PSF-GTD), 5.000%, 8/15/2030	266,410
500,000	Harris County Health Facilities Development Authority Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	585,670

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Texas — continued
$1,000,000	Lancaster Independent School District, GO, Refunding, (BAM insured), 5.000%, 2/15/2026	$1,212,470
940,000	New Caney Independent School District, Refunding, Series A, (PSF-GTD), 5.000%, 2/15/2023	1,139,844
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	415,835
1,275,000	State of Texas, Transportation Commission Mobility Fund, GO, Prerefunded 4/01/2018@100, 5.000%, 4/01/2026	1,390,158
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024(c)	480,836

		7,186,703

	Utah — 2.0%
1,250,000	Metropolitan Water District of Salt Lake & Sandy Water Revenue, Refunding, Series A, 4.000%, 7/01/2016	1,272,262
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	297,445

		1,569,707

	Washington — 8.7%
1,430,000	Energy Northwest Washington Electric Revenue, Columbia Station, Prerefunded 7/01/2016@100, Series A, (AMBAC insured), 5.000%, 7/01/2024	1,461,632
1,140,000	Grant County Public Utility District No. 2, Refunding, Priest Rapids Hydroelectric Project, Series B, AMT, 5.000%, 1/01/2025	1,367,088
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032(c)	577,610
1,500,000	Pierce County School District No. 10 Tacoma, Refunding, 5.000%, 12/01/2026	1,867,335
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	562,680
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	453,576
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031(c)	592,115

		6,882,036

	Wisconsin — 0.3%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	252,425

	Total Bonds and Notes (Identified Cost $71,105,339)	72,407,428

Short-Term Investments — 7.9%
6,290,548	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $6,290,569 on 1/04/2016 collateralized by $6,385,000 Federal National Mortgage Association, 2.020% due 9/30/2021 valued at $6,416,925 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,290,548)	6,290,548

	Total Investments — 99.0% (Identified Cost $77,395,887)(a)	78,697,976
	Other assets less liabilities — 1.0%	797,570

	Net Assets — 100.0%	$79,495,546

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At December 31, 2015, the net unrealized appreciation on investments based on a cost of $77,395,887 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,351,883
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(49,794)

	Net unrealized appreciation	$1,302,089

(b)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(c)	All of this security has been designated to cover the Fund’s obligations under when-issued/delayed delivery securities.

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

Holdings Summary at December 31, 2015

General Obligation	18.3%
Power	11.1
Transportation	9.8
Medical	9.8
School District	9.5
Water	8.4
General	7.9
Higher Education	7.0
Airport	5.8
Utilities	2.8
Education	0.7
Short-Term Investments	7.9

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Air Freight & Logistics — 4.1%
252,353	Expeditors International of Washington, Inc.	$11,381,120
48,400	FedEx Corp.	7,211,116
43,831	United Parcel Service, Inc., Class B	4,217,857

		22,810,093

	Automobiles — 1.4%
231,700	General Motors Co.	7,880,117

	Banks — 6.5%
862,200	Bank of America Corp.	14,510,826
215,100	Citigroup, Inc.	11,131,425
154,700	JPMorgan Chase & Co.	10,214,841

		35,857,092

	Beverages — 6.6%
163,347	Coca-Cola Co. (The)	7,017,387
51,600	Diageo PLC, Sponsored ADR	5,628,012
120,827	Monster Beverage Corp.(b)	17,998,390
100,540	SABMiller PLC, Sponsored ADR	6,025,362

		36,669,151

	Biotechnology — 0.8%
28,111	Amgen, Inc.	4,563,259

	Capital Markets — 2.9%
158,050	Greenhill & Co., Inc.	4,521,811
221,946	SEI Investments Co.	11,629,970

		16,151,781

	Chemicals — 1.7%
93,050	Monsanto Co.	9,167,286

	Communications Equipment — 5.2%
518,736	Cisco Systems, Inc.	14,086,276
298,427	QUALCOMM, Inc.	14,916,874

		29,003,150

	Consumer Finance — 3.0%
139,029	American Express Co.	9,669,467
99,700	Capital One Financial Corp.	7,196,346

		16,865,813

	Diversified Financial Services — 2.1%
39,629	FactSet Research Systems, Inc.	6,442,487
70,357	MSCI, Inc.	5,074,850

		11,517,337

	Energy Equipment & Services — 2.3%
165,700	Halliburton Co.	5,640,428
103,173	Schlumberger Ltd.	7,196,317

		12,836,745

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Food Products — 1.4%
567,030	Danone, Sponsored ADR	$7,717,278

	Health Care Equipment & Supplies — 2.3%
49,100	Medtronic PLC	3,776,772
112,232	Varian Medical Systems, Inc.(b)	9,068,346

		12,845,118

	Health Care Providers & Services — 1.3%
60,300	UnitedHealth Group, Inc.	7,093,692

	Health Care Technology — 0.8%
76,280	Cerner Corp.(b)	4,589,768

	Hotels, Restaurants & Leisure — 1.1%
79,870	Yum! Brands, Inc.	5,834,504

	Household Durables — 1.3%
47,500	Whirlpool Corp.	6,976,325

	Household Products — 1.1%
80,247	Procter & Gamble Co. (The)	6,372,414

	Industrial Conglomerates — 2.1%
381,000	General Electric Co.	11,868,150

	Insurance — 4.7%
123,700	Aflac, Inc.	7,409,630
178,400	American International Group, Inc.	11,055,448
84,400	Aon PLC	7,782,524

		26,247,602

	Internet & Catalog Retail — 5.2%
31,186	Amazon.com, Inc.(b)	21,078,306
277,900	Liberty Interactive Corp./QVC Group, Class A(b)	7,592,228

		28,670,534

	Internet Software & Services — 10.7%
148,733	Alibaba Group Holding Ltd., Sponsored ADR(b)	12,087,531
29,559	Alphabet, Inc., Class A(b)	22,997,197
10,191	Alphabet, Inc., Class C(b)	7,733,746
157,262	Facebook, Inc., Class A(b)	16,459,041

		59,277,515

	IT Services — 6.5%
33,006	Automatic Data Processing, Inc.	2,796,268
117,100	MasterCard, Inc., Class A	11,400,856
280,634	Visa, Inc., Class A	21,763,167

		35,960,291

	Machinery — 2.4%
102,300	Caterpillar, Inc.	6,952,308
70,900	Cummins, Inc.	6,239,909

		13,192,217

	Media — 1.2%
499,000	News Corp., Class A	6,666,640

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Metals & Mining — 0.4%
32,483	Compass Minerals International, Inc.	$2,444,995

	Oil, Gas & Consumable Fuels — 1.6%
197,300	Apache Corp.	8,773,931

	Pharmaceuticals — 3.3%
44,982	Merck & Co., Inc.	2,375,949
67,992	Novartis AG, Sponsored ADR	5,850,032
169,592	Novo Nordisk AS, Sponsored ADR	9,849,903

		18,075,884

	Semiconductors & Semiconductor Equipment — 3.3%
16,144	Analog Devices, Inc.	893,086
150,391	ARM Holdings PLC, Sponsored ADR	6,803,689
278,700	Intel Corp.	9,601,215
23,850	Linear Technology Corp.	1,012,909

		18,310,899

	Software — 7.7%
144,100	Autodesk, Inc.(b)	8,780,013
257,340	Microsoft Corp.	14,277,223
531,514	Oracle Corp.	19,416,207

		42,473,443

	Specialty Retail — 0.2%
18,033	Lowe’s Cos., Inc.	1,371,229

	Technology Hardware, Storage & Peripherals — 1.5%
77,000	Apple, Inc.	8,105,020

	Textiles, Apparel & Luxury Goods — 1.0%
116,827	adidas AG, Sponsored ADR	5,667,278

	Total Common Stocks (Identified Cost $468,971,832)	541,856,551

Principal Amount
Short-Term Investments — 2.1%
$11,678,956	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $11,678,995 on 1/04/2016 collateralized by $11,340,000 U.S. Treasury Note, 2.75% due 2/15/2024 valued at $11,921,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,678,956)	11,678,956

	Total Investments — 99.8% (Identified Cost $480,650,788)(a)	553,535,507
	Other assets less liabilities — 0.2%	1,208,245

	Net Assets — 100.0%	$554,743,752

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $481,197,851 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$100,276,534
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,938,878)

	Net unrealized appreciation	$72,337,656

(b)	Non-income producing security.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2015

Internet Software & Services	10.7%
Software	7.7
Beverages	6.6
IT Services	6.5
Banks	6.5
Communications Equipment	5.2
Internet & Catalog Retail	5.2
Insurance	4.7
Air Freight & Logistics	4.1
Semiconductors & Semiconductor Equipment	3.3
Pharmaceuticals	3.3
Consumer Finance	3.0
Capital Markets	2.9
Machinery	2.4
Health Care Equipment & Supplies	2.3
Energy Equipment & Services	2.3
Industrial Conglomerates	2.1
Diversified Financial Services	2.1
Other Investments, less than 2% each	16.8
Short-Term Investments	2.1

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 15.9% of Net Assets
	France — 2.4%
900,000	France Government Bond OAT, 3.500%, 4/25/2020, (EUR)(b)	$1,125,473

	Germany — 2.5%
390,000	Bundesrepublik Deutschland, 1.500%, 2/15/2023, (EUR)(b)	461,417
600,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)(b)	741,196

		1,202,613

	Japan — 5.2%
280,000,000	Japan Government Ten Year Bond, 1.000%, 3/20/2022, (JPY)(b)	2,468,063

	Spain — 5.2%
1,850,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	2,455,398

	United Kingdom — 0.6%
200,000	United Kingdom Gilt, 2.250%, 9/07/2023, (GBP)(b)	305,145

	Total Bonds and Notes (Identified Cost $8,234,400)	7,556,692

Shares
Exchange-Traded Funds — 5.0%
	United States — 5.0%
2,910	iShares® MSCI China ETF(c)	129,844
26,610	iShares® MSCI Emerging Markets ETF(b)(c)	856,576
2,500	iShares® MSCI India ETF(c)	68,850
4,025	iShares® MSCI South Korea Capped ETF(b)(c)	199,922
29,600	iShares® MSCI Switzerland Capped ETF(b)(c)	918,784
13,030	iShares® MSCI Taiwan ETF(b)(c)	166,393
700	iShares® MSCI Thailand Capped ETF(b)(c)	41,048

	Total Exchange-Traded Funds (Identified Cost $2,946,056)	2,381,417

Contracts
Purchased Options — 1.9%
	Index Options — 1.6%
265	EURO STOXX 50®, Call expiring March 18, 2016 at 3400	195,083
496	EURO STOXX 50®, Put expiring March 18, 2016 at 3200	559,407

		754,490

	Options on Futures Contracts — 0.3%
38	10 Year U.S. Treasury Note, Put expiring January 22, 2016 at 125	8,906
105	E-mini S&P 500®, Call expiring March 18, 2016 at 2100	143,063

		151,969

	Total Purchased Options (Identified Cost $1,354,161)	906,459

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 53.2%
$17,985,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $17,985,060 on 1/04/2016 collateralized by $17,750,000 Federal Home Loan Mortgage Corp., 4.125% due 10/11/2033 valued at $18,349,063 including accrued interest (Note 2 of Notes to Financial Statements)(b)	$17,985,000
2,178,334	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $2,178,341 on 1/04/2016 collateralized by $2,215,000 U.S. Treasury Note, 2.00% due 10/31/2021 valued at $2,223,306 including accrued interest (Note 2 of Notes to Financial Statements)	2,178,334
1,800,000	United Kingdom Treasury Bills, 0.450%, 2/15/2016, (GBP)(b)(d)	2,652,387
2,500,000	U.S. Treasury Bills, 0.071%, 1/07/2016(d)	2,499,990

	Total Short-Term Investments (Identified Cost $25,372,777)	25,315,711

	Total Investments — 76.0% (Identified Cost $37,907,394)(a)	36,160,279
	Other assets less liabilities — 24.0%	11,420,159

	Net Assets — 100.0%	$47,580,438

Contracts
Written Options — (3.8%)
	Index Options — (3.8%)
174	EURO STOXX 50®, Call expiring December 16, 2016 at 3500	$(240,500)
175	EURO STOXX 50®, Put expiring December 16, 2016 at 3400	(743,391)
16	S&P 500® Index, Call expiring March 18, 2016 at 2150	(16,640)
31	S&P 500® Index, Call expiring December 16, 2016 at 2100	(292,795)
16	S&P 500® Index, Put expiring March 18, 2016 at 2050	(107,440)
31	S&P 500® Index, Put expiring December 16, 2016 at 2000	(414,315)

	(Premiums Received $1,982,375)	$(1,815,081)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $38,031,587 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,871,328)

	Net unrealized depreciation	$(1,871,308)

(b)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or options.

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

(c)	iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. Neither BlackRock Institutional Trust Company, N.A. nor the iShares® Funds make any representations regarding the advisability of investing in the SeeyondSM Multi-Asset Allocation Fund.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $2,455,398 or 5.2% of net assets.
ETF	Exchange-Traded Fund

EUR	Euro
GBP	British Pound
JPY	Japanese Yen

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	3/17/2016	11	$1,045,476	$49,125
E-mini NASDAQ 100	3/18/2016	13	1,192,815	6,942
Euro-BTP	3/08/2016	17	2,548,037	4,434
EURO STOXX 50®	3/18/2016	413	14,657,649	(71,473)
FTSE 100 Index	3/18/2016	7	638,375	16,785
FTSE MIB	3/18/2016	13	1,502,180	400
German Euro Bund	3/08/2016	12	2,059,435	(4,641)
German Euro Bund, Put options at 157*	1/22/2016	25	15,486	(10,053)
IBEX 35	1/15/2016	3	309,762	(5,259)
Nikkei 225™	3/10/2016	45	4,231,125	(145,125)
S&P/TSX 60 Index	3/17/2016	4	439,922	9,360
UK Long Gilt	3/29/2016	4	688,569	(3,243)
Ultra Long U.S. Treasury Bond	3/21/2016	16	2,539,000	(1,203)
3 Year Australia Government Bond	3/15/2016	30	2,436,783	10,116
10 Year Japan Government Bond	3/14/2016	1	1,239,985	2,745
10 Year U.S. Treasury Note	3/21/2016	11	1,384,969	(6,359)

Total				$(147,449)

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Australian Dollar	3/14/2016	7	$508,620	$(910)
Canadian Dollar	3/15/2016	20	1,446,600	(2,015)
CBOE SPX Volitility Index	1/20/2016	18	333,450	(9,853)
E-mini S&P 500®	3/18/2016	4	407,100	(4,600)
Euro	3/14/2016	7	952,525	6,913
5 Year U.S. Treasury Note	3/31/2016	19	2,248,086	2,523

Total				$(7,942)

* Futures on German Euro Bund options are categorized as futures for valuation purposes but carry the risks associated with investments in options (see Note 2 of Notes to Financial Statements).

Industry Summary at December 31, 2015

Treasuries	15.9%
Exchange-Traded Funds	5.0
Purchased Options	1.9
Short-Term Investments	53.2

Total Investments	76.0
Other assets less liabilities (including open written options and futures contracts)	24.0

Net Assets	100.0%

Currency Exposure Summary at December 31, 2015

United States Dollar	52.9%
Euro	11.7
British Pound	6.2
Japanese Yen	5.2

Total Investments	76.0
Other assets less liabilities (including open written options and futures contracts)	24.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Statements of Assets and Liabilities

December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
ASSETS
Investments at cost	$114,813,128	$71,105,339	$468,971,832	$17,744,060
Repurchase agreement(s) at cost	7,050,949	6,290,548	11,678,956	20,163,334
Net unrealized appreciation (depreciation)	2,048,089	1,302,089	72,884,719	(1,747,115)

Investments at value	123,912,166	78,697,976	553,535,507	36,160,279
Cash	4,696	—	—	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	—	6,423,392
Foreign currency at value (identified cost $3,783, $0, $0 and $7,261,203, respectively)	3,762	—	—	6,892,556
Receivable for Fund shares sold	205,602	2,267,143	1,302,079	110,000
Receivable for securities sold	2,473	—	7,326,137	—
Dividends and interest receivable	857,574	861,200	268,590	73,758
Tax reclaims receivable	1,504	—	—	—
Unrealized appreciation on futures contracts (Note 2)	—	—	—	109,343

TOTAL ASSETS	124,987,777	81,826,319	562,432,313	49,769,328

LIABILITIES
Options written, at value (premiums received $0, $0, $0 and $1,982,375, respectively) (Note 2)	—	—	—	1,815,081
Payable for securities purchased	2,043,516	1,240,462	6,367,742	—
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	923,693	—	—
Payable for Fund shares redeemed	441,645	14,904	375,803	—
Unrealized depreciation on futures contracts (Note 2)	—	—	—	264,734
Distributions payable	—	61,420	—	—
Management fees payable (Note 6)	21,677	4,584	376,784	23,470
Deferred Trustees’ fees (Note 6)	75,158	26,426	366,909	13,846
Administrative fees payable (Note 6)	4,427	2,785	20,936	1,787
Payable to distributor (Note 6d)	826	202	2,163	7
Other accounts payable and accrued expenses	82,411	56,297	178,224	69,965

TOTAL LIABILITIES	2,669,660	2,330,773	7,688,561	2,188,890

NET ASSETS	$122,318,117	$79,495,546	$554,743,752	$47,580,438

NET ASSETS CONSIST OF:
Paid-in capital	$121,588,132	$78,593,157	$477,476,978	$50,364,683
Undistributed (Distributions in excess of) net investment income/Accumulated net investment loss	15,241	(22,790)	131,902	(178,668)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,329,439)	(376,910)	4,250,153	(683,484)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	2,044,183	1,302,089	72,884,719	(1,922,093)

NET ASSETS	$122,318,117	$79,495,546	$554,743,752	$47,580,438

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*		McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$63,254,291		$6,427,349	$422,068,545	$246,147

Shares of beneficial interest	4,922,927		636,997	15,290,278	27,229

Net asset value and redemption price per share	$12.85		$10.09	$27.60	$9.04

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.42		$10.40	$29.28	$9.59

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—		$—	$168,054	$—

Shares of beneficial interest	—		—	8,466	—

Net asset value and offering price per share	$—		$—	$19.85	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$47,791,065		$6,354,884	$61,863,967	$200,672

Shares of beneficial interest	3,733,672		629,768	3,114,658	22,448

Net asset value and offering price per share	$12.80		$10.09	$19.86	$8.94

Class N shares:
Net assets	$1,020		$—	$—	$—

Shares of beneficial interest	80		—	—	—

Net asset value, offering and redemption price per share	$12.77	**	$—	$—	$—

Class Y shares:
Net assets	$11,271,741		$66,713,313	$70,643,186	$47,133,619

Shares of beneficial interest	881,612		6,605,900	2,234,600	5,196,571

Net asset value, offering and redemption price per share	$12.79		$10.10	$31.61	$9.07

*	Formerly Natixis Diversified Income Fund.
**	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  52

Statements of Operations

For the Year Ended December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
INVESTMENT INCOME
Dividends	$2,884,643	$—	$8,051,873	$90,237
Interest	2,790,112	769,129	2,018	79,628
Less net foreign taxes withheld	(5,500)	—	(136,735)	—

	5,669,255	769,129	7,917,156	169,865

Expenses
Management fees (Note 6)	892,262	155,126	4,336,747	421,990
Service and distribution fees (Note 6)	753,151	34,070	1,663,139	1,363
Administrative fees (Note 6)	69,200	16,653	232,145	21,255
Trustees’ fees and expenses (Note 6)	20,647	18,450	27,263	18,732
Transfer agent fees and expenses (Note 6)	118,333	13,922	543,213	5,330
Audit and tax services fees	62,947	51,546	47,826	66,670
Custodian fees and expenses	89,422	8,640	30,693	18,826
Interest expense (Note 11)	—	—	—	19,764
Legal fees	2,551	491	8,078	789
Registration fees	85,029	53,569	71,484	51,704
Shareholder reporting expenses	42,802	3,677	101,467	1,244
Miscellaneous expenses	19,186	9,949	19,674	15,275

Total expenses	2,155,530	366,093	7,081,729	642,942
Less waiver and/or expense reimbursement (Note 6)	(113,144)	(141,002)	(2,238)	(100,533)

Net expenses	2,042,386	225,091	7,079,491	542,409

Net investment income (loss)	3,626,869	544,038	837,665	(372,544)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	7,718,745	24,506	26,118,486	(532,433)
Futures contracts	(92,523)	—	—	531,459
Options written	—	—	—	(15,550)
Foreign currency transactions	92,481	—	—	(595,944)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,097,835)	538,992	3,596,453	(1,036,742)
Futures contracts	55,028	—	—	(1,118,698)
Options written	—	—	—	166,355
Foreign currency translations	(49,079)	—	—	364,913

Net realized and unrealized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(7,373,183)	563,498	29,714,939	(2,236,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,746,314)	$1,107,536	$30,552,604	$(2,609,184)

*	Formerly Natixis Diversified Income Fund.

See accompanying notes to financial statements.

53  |

Statements of Changes in Net Assets

	Loomis Sayles Multi-Asset Income Fund*
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$3,626,869	$3,106,711
Net realized gain on investments, futures contracts and foreign currency transactions	7,718,703	1,572,175
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(15,091,886)	12,494,829

Net increase (decrease) in net assets resulting from operations	(3,746,314)	17,173,715

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,173,545)	(2,341,189)
Class C	(937,937)	(952,028)
Class N	(14)	—
Class Y	(430,540)	(147,181)

Total distributions	(3,542,036)	(3,440,398)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(48,770,339)	36,464,179

Net increase (decrease) in net assets	(56,058,689)	50,197,496
NET ASSETS
Beginning of the year	178,376,806	128,179,310

End of the year	$122,318,117	$178,376,806

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$15,241	$(199,276)

*	Formerly Natixis Diversified Income Fund.

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets (continued)

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$544,038	$394,617
Net realized gain (loss) on investments	24,506	(53,090)
Net change in unrealized appreciation (depreciation) on investments	538,992	1,268,045

Net increase in net assets resulting from operations	1,107,536	1,609,572

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(46,261)	(19,275)
Class C	(15,022)	(2,856)
Class Y	(504,191)	(372,573)

Total distributions	(565,474)	(394,704)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	46,018,276	8,914,814

Net increase in net assets	46,560,338	10,129,682
NET ASSETS
Beginning of the year	32,935,208	22,805,526

End of the year	$79,495,546	$32,935,208

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(22,790)	$(1,354)

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$837,665	$(9,903)
Net realized gain on investments	26,118,486	137,496,577
Net change in unrealized appreciation (depreciation) on investments	3,596,453	(80,424,544)

Net increase in net assets resulting from operations	30,552,604	57,062,130

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class Y	(147,433)	—
Net realized capital gains
Class A	(20,882,818)	(108,546,162)
Class B	(45,584)	(1,183,478)
Class C	(4,110,090)	(18,242,647)
Class Y	(2,904,325)	(9,498,229)

Total distributions	(28,090,250)	(137,470,516)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	56,719,631	128,349,059

Net increase in net assets	59,181,985	47,940,673
NET ASSETS
Beginning of the year	495,561,767	447,621,094

End of the year	$554,743,752	$495,561,767

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED NET INVESTMENT INCOME	$131,902	$(523,913)

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets (continued)

	SeeyondSM Multi-Asset Allocation Fund
	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
FROM OPERATIONS:
Net investment loss	$(372,544)	$(171,011)
Net realized loss on investments, futures contracts, options written and foreign currency transactions	(612,468)	(1,106,933)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(1,624,172)	(297,921)

Net decrease in net assets resulting from operations	(2,609,184)	(1,575,865)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(453)	—
Class C	(576)	—
Class Y	(658,223)	—

Total distributions	(659,252)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	2,065,103	50,359,636

Net increase (decrease) in net assets	(1,203,333)	48,783,771
NET ASSETS
Beginning of the year	48,783,771	—

End of the year	$47,580,438	$48,783,771

ACCUMULATED NET INVESTMENT LOSS	$(178,668)	$(763,696)

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

See accompanying notes to financial statements.

57  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$13.45		$12.21	$11.83	$10.74	$10.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.32	0.29	0.29	0.34
Net realized and unrealized gain (loss)	(0.58)		1.26	0.40	1.12	0.40

Total from Investment Operations	(0.26)		1.58	0.69	1.41	0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.34)	(0.31)	(0.32)	(0.41)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.34)		(0.34)	(0.31)	(0.32)	(0.41)

Net asset value, end of the period	$12.85		$13.45	$12.21	$11.83	$10.74

Total return(b)	(1.96	)%(c)	13.08%	5.84%	13.22%	7.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,254		$110,874	$79,039	$78,216	$45,211
Net expenses	1.04	%(d)(e)	1.06%	1.09%	1.11%	1.13%
Gross expenses	1.11%		1.06%	1.09%	1.11%	1.13%
Net investment income	2.40%		2.46%	2.34%	2.53%	3.17%
Portfolio turnover rate	93	%(f)	41%	41%	29%	20%

*	Formerly Natixis Diversified Income Fund.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$13.41		$12.17	$11.80	$10.71	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.22	0.19	0.20	0.26
Net realized and unrealized gain (loss)	(0.60)		1.27	0.39	1.12	0.39

Total from Investment Operations	(0.36)		1.49	0.58	1.32	0.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.25)	(0.21)	(0.23)	(0.33)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.25)		(0.25)	(0.21)	(0.23)	(0.33)

Net asset value, end of the period	$12.80		$13.41	$12.17	$11.80	$10.71

Total return(b)	(2.73	)%(c)	12.28%	4.98%	12.43%	6.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,791		$53,074	$48,512	$49,697	$29,814
Net expenses	1.80	%(d)(e)	1.81%	1.84%	1.86%	1.88%
Gross expenses	1.87%		1.81%	1.84%	1.86%	1.88%
Net investment income	1.78%		1.70%	1.59%	1.79%	2.42%
Portfolio turnover rate	93	%(f)	41%	41%	29%	20%

*	Formerly Natixis Diversified Income Fund.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Multi-Asset Income Fund*—Class N
Period Ended December 31, 2015**
Net asset value, beginning of the period	$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized gain (loss)	0.10

Total from Investment Operations	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)
Net realized capital gains	—

Total Distributions	(0.17)

Net asset value, end of the period	$12.77

Total return(b)(c)	1.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.65%
Gross expenses(e)	13.66%
Net investment income(e)	3.22%
Portfolio turnover rate	93%

*	Formerly Natixis Diversified Income Fund.
**	From commencement of Class operations on August 31, 2015 through December 31, 2015 for Class N shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012**
Net asset value, beginning of the period	$13.39		$12.19	$11.83	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.36		0.38	0.33	(0.02)
Net realized and unrealized gain (loss)	(0.59)		1.19	0.37	0.18

Total from Investment Operations	(0.23)		1.57	0.70	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.37)	(0.34)	(0.05)
Net realized capital gains	—		—	—	—

Total Distributions	(0.37)		(0.37)	(0.34)	(0.05)

Net asset value, end of the period	$12.79		$13.39	$12.19	$11.83

Total return	(1.72	)%(b)	13.05%	5.93%	1.35	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,272		$14,428	$628	$1
Net expenses	0.80	%(d)(e)	0.82%	0.83%	1.00	%(f)
Gross expenses	0.86%		0.82%	0.83%	1.00	%(f)
Net investment income (loss)	2.73%		2.92%	2.71%	(2.37	)%(f)
Portfolio turnover rate	93	%(g)	41%	41%	29%

*	Formerly Natixis Diversified Income Fund.
**	From commencement of operations on December 3, 2012, through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.00		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13		0.11	0.09	(0.01)
Net realized and unrealized gain (loss)	0.10		0.47	(0.35)	(0.10)

Total from Investment Operations	0.23		0.58	(0.26)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.12)	(0.09)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.14)		(0.12)	(0.09)	—

Net asset value, end of the period	$10.09		$10.00	$9.54	$9.89

Total return(b)(c)	2.28%		6.08%	(2.66)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,427		$2,399	$1,047	$1
Net expenses(e)	0.74	%(f)	0.80%	0.80%	2.19	%(g)(h)
Gross expenses	1.12%		1.26%	1.37%	2.23	%(g)
Net investment income (loss)	1.27%		1.15%	0.90%	(0.71	)%(g)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.99		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05		0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	0.11		0.45	(0.34)	(0.10)

Total from Investment Operations	0.16		0.49	(0.33)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.04)	(0.02)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.06)		(0.04)	(0.02)	—

Net asset value, end of the period	$10.09		$9.99	$9.54	$9.89

Total return(b)(c)	1.63%		5.18%	(3.35)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,355		$2,223	$55	$1
Net expenses(e)	1.49	%(f)	1.55%	1.55%	2.20	%(g)(h)
Gross expenses	1.88%		2.04%	2.08%	2.24	%(g)
Net investment income (loss)	0.52%		0.41%	0.14%	(0.73	)%(g)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.00		$9.54	$9.88	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15		0.14	0.11	(0.01)
Net realized and unrealized gain (loss)	0.11		0.46	(0.34)	(0.11)

Total from Investment Operations	0.26		0.60	(0.23)	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.14)	(0.11)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.16)		(0.14)	(0.11)	—

Net asset value, end of the period	$10.10		$10.00	$9.54	$9.88

Total return(b)	2.63%		6.36%	(2.31)%	(1.20	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,713		$28,314	$21,704	$14,827
Net expenses(d)	0.49	%(e)	0.55%	0.55%	2.33	%(f)(g)
Gross expenses	0.85%		1.02%	1.04%	2.37	%(f)
Net investment income (loss)	1.48%		1.46%	1.13%	(0.84	)%(f)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$27.40		$33.07		$26.35		$23.56		$25.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.02		(0.04)		0.07		(0.04)
Net realized and unrealized gain (loss)	1.55		4.31		9.34		4.12		(0.69)

Total from Investment Operations	1.61		4.33		9.30		4.19		(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		(0.07)		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.40)		(0.88)

Net asset value, end of the period	$27.60		$27.40		$33.07		$26.35		$23.56

Total return(b)	5.86%		12.94%		35.75	%(c)	17.79	%(c)	(2.79	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$422,069		$400,678		$371,102		$289,898		$281,467
Net expenses	1.25	%(d)	1.29	%(e)	1.30	%(f)	1.30	%(f)	1.34	%(f)(g)
Gross expenses	1.25%		1.29	%(e)	1.32%		1.35%		1.38%
Net investment income (loss)	0.21%		0.07%		(0.12)%		0.25%		(0.15)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.
(e)	Includes fee/expense recovery of 0.02%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 1.30%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.23		$26.91		$21.98		$19.93		$21.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)		(0.19)		(0.22)		(0.12)		(0.21)
Net realized and unrealized gain (loss)	1.14		3.51		7.73		3.50		(0.58)

Total from Investment Operations	1.03		3.32		7.51		3.38		(0.79)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Net asset value, end of the period	$19.85		$20.23		$26.91		$21.98		$19.93

Total return(b)	5.06%		12.14%		34.70	%(c)	16.97	%(c)	(3.53	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$168		$3,324		$7,708		$11,172		$16,820
Net expenses	1.99	%(d)	2.04	%(e)	2.05	%(f)	2.05	%(f)	2.10	%(f)(g)
Gross expenses	1.99%		2.04	%(e)	2.07%		2.10%		2.13%
Net investment loss	(0.52)%		(0.70)%		(0.89)%		(0.55)%		(0.94)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(e)	Includes fee/expense recovery of 0.02%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.24		$26.92		$21.99		$19.94		$21.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)		(0.19)		(0.22)		(0.11)		(0.20)
Net realized and unrealized gain (loss)	1.14		3.51		7.73		3.49		(0.59)

Total from Investment Operations	1.03		3.32		7.51		3.38		(0.79)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Net asset value, end of the period	$19.86		$20.24		$26.92		$21.99		$19.94

Total return(b)	5.06%		12.12%		34.69	%(c)	16.96	%(c)	(3.53	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,864		$53,925		$44,150		$30,525		$28,462
Net expenses	2.00	%(d)	2.04	%(e)	2.05	%(f)	2.05	%(f)	2.09	%(f)(g)
Gross expenses	2.00%		2.04	%(e)	2.07%		2.10%		2.13%
Net investment loss	(0.54)%		(0.68)%		(0.86)%		(0.49)%		(0.90)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$31.18		$36.32		$28.68		$25.52		$27.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.12		0.05		0.17		0.04
Net realized and unrealized gain (loss)	1.76		4.74		10.17		4.46		(0.76)

Total from Investment Operations	1.91		4.86		10.22		4.63		(0.72)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—		—		(0.14)		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.48)		(10.00)		(2.58)		(1.47)		(0.88)

Net asset value, end of the period	$31.61		$31.18		$36.32		$28.68		$25.52

Total return	6.11%		13.25%		36.06	%(b)	18.15	%(b)	(2.56	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,643		$37,636		$24,661		$11,035		$2,047
Net expenses	1.00	%(c)	1.05	%(d)	1.05	%(e)	1.05	%(e)	1.09	%(e)(f)
Gross expenses	1.00%		1.05	%(d)	1.07%		1.10%		1.14%
Net investment income	0.46%		0.32%		0.13%		0.61%		0.16%
Portfolio turnover rate	20%		93	%(g)	50%		52%		97%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective June 1, 2011, the expense limit decreased to 1.05%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class A
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.68		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.05)
Net realized and unrealized gain (loss)	(0.42)		(0.27)

Total from Investment Operations	(0.51)		(0.32)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$9.04		$9.68

Total return(b)(c)	(5.39)%		(3.20	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$246		$1
Net expenses(e)	1.35	%(f)	1.31	%(g)(h)
Gross expenses	1.60	%(f)	1.47	%(g)(h)
Net investment loss	(0.90)%		(1.05	)%(h)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.55%.
(g)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.46%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class C
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.65		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)		(0.07)
Net realized and unrealized gain (loss)	(0.42)		(0.28)

Total from Investment Operations	(0.58)		(0.35)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$8.94		$9.65

Total return(b)(c)	(6.14)%		(3.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$201		$27
Net expenses(e)	2.10	%(f)	2.06	%(g)(h)
Gross expenses	2.33	%(f)	2.38	%(g)(h)
Net investment loss	(1.67)%		(1.64	)%(h)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.28%.
(g)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.37%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class Y
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.69		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.03)
Net realized and unrealized gain (loss)	(0.42)		(0.28)

Total from Investment Operations	(0.49)		(0.31)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$9.07		$9.69

Total return(b)	(5.17)%		(3.10	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,134		$48,756
Net expenses(d)	1.09	%(e)	1.05	%(f)(g)
Gross expenses	1.29	%(e)	1.35	%(f)(g)
Net investment loss	(0.75)%		(0.79	)%(g)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.04%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.25%.
(f)	Includes interest expense of less than 0.01%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Notes to Financial Statements

December 31, 2015

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund) (the “Multi-Asset Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

SeeyondSM Multi-Asset Allocation Fund (the “Multi-Asset Allocation Fund”)

Each Fund is a diversified investment company, except for Multi-Asset Allocation Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective August 31, 2015, Multi-Asset Income Fund began offering Class N shares. Effective October 12, 2007, Class B shares of U.S. Equity Opportunities Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 3.00% and 4.25% for Intermediate Municipal Bond Fund and Multi-Asset Income Fund, respectively, (3.50% and 4.50%, respectively prior to November 2, 2015), and 5.75% for U.S. Equity Opportunities Fund and Multi-Asset Allocation Fund. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are intended for employer-sponsored retirement plans and, effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y shares are intended for institutional investors with a minimum initial investment of

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$100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Multi-Asset Income Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements, except as disclosed in Note 13.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation

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as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Centrally cleared interest rate swaps are valued at settlement prices of the clearinghouse on which the contracts were traded, if available, or prices obtained from broker-dealers. Interest rate swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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As of December 31, 2015, securities and other investments of the funds included in net assets (reflected at absolute value) were fair valued as follows:

Fund	Options contracts[1]	Percentage of Net Assets	Futures contracts[1]	Percentage of Net Assets
Multi-Asset Allocation Fund	$1,738,381	3.65%	$143,042	0.30%

[1]

Certain options and futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those contracts.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities

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transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended December 31, 2015, the amount of income available to be distributed by Multi-Asset Income Fund was reduced by $149,447 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

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e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase

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transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter (“OTC”) options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the year ended December 31, 2015, the Funds were not party to any OTC options.

g.  Swaptions.  Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

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December 31, 2015

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

For the year ended December 31, 2015, the Funds were not party to any swaptions.

h.  Swap Agreements.  Multi-Asset Income Fund may enter into interest rate swaps. An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

For the year ended December 31, 2015, Multi-Asset Income Fund was not party to any interest rate swaps.

i.  Due from Brokers.  Transactions and positions in futures and options contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for Multi-Asset Allocation Fund represents cash, including foreign currency, on deposit with the broker for open futures and options contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

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income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses, Treasury Inflation-Protected Securities (“TIPS”), distributions in excess of income and/or capital gain, return of capital distributions received, distribution redesignations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, trust preferred

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securities, return of capital distributions received, futures and options contract mark-to-market and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,542,036	$—	$—	$3,542,036
Intermediate Municipal Bond Fund	—	565,474	—	565,474
U.S. Equity Opportunities Fund	7,472,234	—	20,618,016	28,090,250
Multi-Asset Allocation Fund	—	—	659,252	659,252

	2014 Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,440,398	$—	$—	$3,440,398
Intermediate Municipal Bond Fund	—	394,704	—	394,704
U.S. Equity Opportunities Fund	28,374,163	—	109,096,353	137,470,516
Multi-Asset Allocation Fund	—	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Multi-Asset Income Fund	Intermediate Municipal Bond Fund	U.S. Equity Opportunities Fund	Multi-Asset Allocation Fund
Undistributed ordinary income	$98,163	$—	$498,811	$—
Undistributed tax exempt income	—	3,636	—	—
Undistributed long-term capital gains	—	—	4,797,216	—

Total undistributed earnings	98,163	3,636	5,296,027	—

Capital loss carryforward:
Short-term:
December 31, 2017	(1,209,090)	—	—	—
No expiration date	—	(332,683)	—	—
Long-term:
No expiration date	—	(44,227)	—	—

Total capital loss carryforward	(1,209,090)	(376,910)	—	—

Late-year ordinary and post-October capital loss deferrals*	(3,169)	—	—	(1,081,274)

Unrealized appreciation (depreciation)
Investments	2,866,273	1,302,089	72,337,656	(1,689,125)
Foreign currency translations	(947,034)	—	—	—

Total Unrealized appreciation (depreciation)	1,919,239	1,302,089	72,337,656	(1,689,125)

Total accumulated earnings (losses)	$805,143	$928,815	$77,633,683	$(2,770,399)

Capital loss carryforward utilized in the current year	$7,534,544	$24,506	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring capital losses that occurred after October 31, 2015. Multi-Asset Allocation Fund is deferring foreign currency losses and capital losses that occurred after October 31, 2015.

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Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

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Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2015, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

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December 31, 2015

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

85  |

Notes to Financial Statements (continued)

December 31, 2015

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Air Freight & Logistics	$87,665	$177,695	$—		$265,360
Banks	4,753,355	373,703	—		5,127,058
Beverages	1,242,727	95,121	—		1,337,848
Capital Markets	174,794	58,536	—		233,330
Commercial Services & Supplies	887,322	185,776	—		1,073,098
Diversified Telecommunication Services	2,148,601	191,810	—		2,340,411
Electric Utilities	2,421,344	191,112	—		2,612,456
Food Products	1,375,941	89,310	—		1,465,251
Gas Utilities	327,415	86,687	—		414,102
Internet Software & Services	—	186,330	—		186,330
Multi-Utilities	1,008,562	87,866	—		1,096,428
Oil, Gas & Consumable Fuels	4,771,362	84,420	—		4,855,782
Pharmaceuticals	3,817,773	190,854	—		4,008,627
Road & Rail	294,714	92,499	—		387,213
Specialty Retail	466,976	90,155	—		557,131
Tobacco	2,803,879	309,269	—		3,113,148
Transportation Infrastructure	—	86,825	—		86,825
Wireless Telecommunication Services	—	96,405	—		96,405
All Other Common Stocks(a)	54,182,872	—	—		54,182,872

Total Common Stocks	80,765,302	2,674,373	—		83,439,675

Bonds and Notes
Building Materials	—	—	40,758	(b)	40,758
All Other Bonds and Notes(a)	—	25,206,172	—		25,206,172

Total Bonds and Notes	—	25,206,172	40,758		25,246,930

Senior Loans(a)	—	3,969,899	—		3,969,899
Preferred Stocks(a)	3,384,967	—	—		3,384,967
Closed-End Investment Companies	819,746	—	—		819,746
Short-Term Investments	—	7,050,949	—		7,050,949

Total	$84,970,015	$38,901,393	$40,758		$123,912,166

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

|  86

Notes to Financial Statements (continued)

December 31, 2015

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$72,407,428	$—	$72,407,428
Short-Term Investments	—	6,290,548	—	6,290,548

Total	$—	$78,697,976	$—	$78,697,976

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Natixis U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$541,856,551	$—	$—	$541,856,551
Short-Term Investments	—	11,678,956	—	11,678,956

Total	$541,856,551	$11,678,956	$—	$553,535,507

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Multi-Asset Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$7,556,692	$—	$7,556,692
Exchange-Traded Funds(a)	2,381,417	—	—	2,381,417
Purchased Options(a)	151,969	754,490	—	906,459
Short-Term Investments	—	25,315,711	—	25,315,711

Total Investments	2,533,386	33,626,893	—	36,160,279

Futures Contracts (unrealized appreciation)	43,033	66,310	—	109,343

Total	$2,576,419	$33,693,203	$—	$36,269,622

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(1,815,081)	$—	$(1,815,081)
Futures Contracts (unrealized depreciation)	(188,002)	(76,732)	—	(264,734)

Total	$(188,002)	$(1,891,813)	$—	$(2,079,815)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

87  |

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2014 and/or December 31, 2015:

Multi-Asset Income Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$294,726	$—	$2,919	$256	$—
ABS Home Equity	18,198	—	(534)	374	—
ABS Other	772,936	—	1,497	(3,429)	—
Airlines	1,315,465	41	79,402	(96,872)	—
Building Materials	—	89	—	(54,696)	—

Total	$2,401,325	$130	$83,284	$(154,367)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015
Bonds and Notes
ABS Car Loan	$(297,901)	$—	$—	$—	$—
ABS Home Equity	(18,038)	—	—	—	—
ABS Other	(771,004)	—	—	—	—
Airlines	(1,298,036)	—	—	—	—
Building Materials	—	95,365	—	40,758	(54,696)

Total	$(2,384,979)	$95,365	$—	$40,758	$(54,696)

A debt security valued at $95,365 was transferred from Level 2 to Level 3 during the period ended December 31, 2015. At December 31, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

|  88

Notes to Financial Statements (continued)

December 31, 2015

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Multi-Asset Income Fund and Multi-Asset Allocation Fund used during the period include forward foreign currency contracts, futures contracts and option contracts.

Multi-Asset Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency transactions for hedging purposes.

Multi-Asset Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended December 31, 2015, the Fund used futures contracts to manage duration.

Multi-Asset Allocation Fund seeks to gain exposure to a combination of four asset classes: equity, fixed income, currency and volatility. The Fund pursues its objective by utilizing a variety of listed and other liquid derivative instruments. The Fund’s equity exposure typically will be obtained through investments in broad, equity index listed futures, equity index options, options on futures and exchange-traded funds (“ETFs”). The Fund’s fixed income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures, options on futures and fixed income ETFs. The Fund’s currency exposure typically will be obtained through investments in non-dollar denominated investments and futures contracts. The Fund’s exposure to volatility assets will result from both “long” and “short” positions in futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the “VIX”), listed equity index options, options on futures and equity index futures. During the year ended December 31, 2015, the Fund used futures, equity index options and options on futures contracts to gain investment exposure in accordance with its objective.

89  |

Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$(92,523)	$—
Foreign exchange contracts	—	45,478

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$55,028	$—
Foreign exchange contracts	—	(50,936)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Multi-Asset Allocation Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on futures contracts	Total
Exchange-traded/cleared asset derivatives
Interest rate contracts	$8,906	$19,818	$28,724
Foreign exchange contracts	—	6,913	6,913
Equity contracts	897,553	82,612	980,165

Total asset derivatives	$906,459	$109,343	$1,015,802

Liabilities	Options written at value	Unrealized depreciation on futures contracts	Total
Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$(25,499)	$(25,499)
Foreign exchange contracts	—	(2,925)	(2,925)
Equity contracts	(1,815,081)	(236,310)	(2,051,391)

Total liability derivatives	$(1,815,081)	$(264,734)	$(2,079,815)

[1]	Represents purchased options, at value.

|  90

Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for Multi-Asset Allocation Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$33,868	$92,085	$33,955
Foreign exchange contracts	—	(171,741)	—
Equity contracts	(12,995)	611,115	(49,505)

Total	$20,873	$531,459	$(15,550)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$(106,469)	$(216,622)	$(939)
Foreign exchange contracts	—	(6,316)	—
Equity contracts	(329,046)	(895,760)	167,294

Total	$(435,515)	$(1,118,698)	$166,355

[2]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Multi-Asset Income Fund and Multi-Asset Allocation Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Multi-Asset Income Fund	Futures	Forwards
Average Notional Amount Outstanding	0.20%	0.30%
Highest Notional Amount Outstanding	1.08%	1.19%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of December 31, 2015	0.00%	0.00%

Multi-Asset Allocation Fund	Futures
Average Notional Amount Outstanding	79.96%
Highest Notional Amount Outstanding	90.01%
Lowest Notional Amount Outstanding	58.50%
Notional Amount Outstanding as of December 31, 2015	90.01%

91  |

Notes to Financial Statements (continued)

December 31, 2015

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets, for Multi-Asset Allocation Fund, based on month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2015:

Multi-Asset Allocation Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	30.72%	11.87%	5.78%	5.42%
Highest Market Value of Underlying Instruments	70.27%	60.03%	33.23%	39.00%
Lowest Market Value of Underlying Instruments	7.51%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2015	42.24%	47.07%	33.18%	33.25%

*	Market value of underlying instruments is determined as follows: for domestic indices by multiplying contracts by the contract multiplier by the price of the option’s underlying index, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

Market value of underlying securities at the end of the prior period, if applicable, are included in the averages above.

The following is a summary of Multi-Asset Allocation Fund’s written option activity:

	Contracts	Premiums
Outstanding at December 31, 2014	20	$6,564
Options written	816	2,796,867
Options terminated in closing purchase transactions	(393)	(821,056)

Outstanding at December 31, 2015	443	$1,982,375

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit

|  92

Notes to Financial Statements (continued)

December 31, 2015

default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, if applicable, as of December 31, 2015:

Multi-Asset Allocation Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Exchange-traded counterparty credit risk Futures contracts	$6,532,735	$6,532,735

5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Multi-Asset Income Fund	$134,246,730	$152,823,096
Intermediate Municipal Bond Fund	48,980,222	7,515,608
U.S. Equity Opportunities Fund	133,558,009	104,422,402
Multi-Asset Allocation Fund	3,967,947	4,347,202

93  |

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, purchases and sales of U.S. Government/Agency securities by Multi-Asset Income Fund were $11,493,317 and $39,246,635, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund except the Multi-Asset Allocation Fund. Natixis Asset Management U.S., LLC (“Natixis AM US”) is the investment adviser to the Multi-Asset Allocation Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%
Intermediate Municipal Bond Fund	0.40%	0.40%
U.S. Equity Opportunities Fund	0.80%	0.80%
Multi-Asset Allocation Fund	0.85%	0.85%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Multi-Asset Income Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

Prior to August 31, 2015, NGAM Advisors had a subadvisory agreement for Multi-Asset Income Fund with AEW Capital Management, L.P. (“AEW”).

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

|  94

Notes to Financial Statements (continued)

December 31, 2015

Prior to August 31, 2015, Under the terms of the subadvisory agreements, Multi-Asset Income Fund had agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
Multi-Asset Income Fund
Diversified REIT Discipline	AEW	0.45%	0.40%
Inflation Protected Securities Discipline	Loomis Sayles	0.25%	0.20%
Multi-Sector Bond Discipline	Loomis Sayles	0.35%	0.30%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016 for Multi-Asset Allocation Fund and April 30, 2017 for Multi-Asset Income Fund, Intermediate Municipal Bond Fund and U.S. Equity Opportunities Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Multi-Asset Income Fund	0.95%	—	1.70%	0.65%	0.70%
Intermediate Municipal Bond Fund	0.70%	—	1.45%	—	0.45%
U.S. Equity Opportunities Fund	1.25%	2.00%	2.00%	—	1.00%
Multi-Asset Allocation Fund	1.30%	—	2.05%	—	1.05%

95  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to August 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Multi-Asset Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	1.25%	2.00%	—	1.00%

Prior to July 1, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Intermediate Municipal Bond Fund and U.S. Equity Opportunities Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Intermediate Municipal Bond Fund	0.80%	—	1.55%	0.55%
U.S. Equity Opportunities Fund	1.30%	2.05%	2.05%	1.05%

NGAM Advisors and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Multi-Asset Income Fund	$892,262	$86,404	$1,209	$804,649	0.55%	0.50%
Intermediate Municipal Bond Fund	155,126	141,002	—	14,124	0.40%	0.04%
U.S. Equity Opportunities Fund	4,336,747	2,238	—	4,334,509	0.80%	0.80%
Multi-Asset Allocation Fund	421,990	100,533	—	321,457	0.85%	0.65%

[1]	Contractual management fee waivers are subject to possible recovery until December 31, 2016.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

|  96

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, class-specific expenses have been reimbursed as follows:

	Contractual Reimbursement[3]
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	$17,101	$6,153	$—	$2,233

[3]	Contractual expense reimbursements are subject to possible recovery until December 31, 2016, except as noted in Note 6g.

No expenses were recovered during the year ended December 31, 2015 under the terms of the expense limitation agreements.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, McDonnell, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis AM US is a subsidiary of Natixis Asset Management (“NAM”), which is in turn a subsidiary of Natixis Global Asset Management.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as

97  |

Notes to Financial Statements (continued)

December 31, 2015

compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Multi-Asset Income Fund	$235,490	$—	$129,415	$—	$388,246
Intermediate Municipal Bond Fund	8,717	—	6,338	—	19,015
U.S. Equity Opportunities Fund	1,057,216	3,126	148,355	9,377	445,065
Multi-Asset Allocation Fund	202	—	290	—	871

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Multi-Asset Income Fund	$69,200
Intermediate Municipal Bond Fund	16,653
U.S. Equity Opportunities Fund	232,145
Multi-Asset Allocation Fund	21,255

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are

|  98

Notes to Financial Statements (continued)

December 31, 2015

subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Multi-Asset Income Fund	$102,123
Intermediate Municipal Bond Fund	7,600
U.S. Equity Opportunities Fund	197,693
Multi-Asset Allocation Fund	523

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Multi-Asset Income Fund	$826
Intermediate Municipal Bond Fund	202
U.S. Equity Opportunities Fund	2,163
Multi-Asset Allocation Fund	7

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 were as follows:

Fund	Commissions
Multi-Asset Income Fund	$13,342
Intermediate Municipal Bond Fund	24,485
U.S. Equity Opportunities Fund	45,032
Multi-Asset Allocation Fund	2

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson)

99  |

Notes to Financial Statements (continued)

December 31, 2015

receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Effective September 1, 2015, NGAM Advisors has given a binding contractual undertaking to Multi-Asset Income Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2017 and is not subject to recovery under the expense limitation agreement described above.

For the period from September 1, 2015 through December 31, 2015, NGAM Advisors reimbursed the Fund $44 for transfer agency expenses related to Class N shares.

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Notes to Financial Statements (continued)

December 31, 2015

h.  Affiliated Ownership.  As of December 31, 2015 Natixis US and affiliates held shares of Multi-Asset Allocation Fund and Multi-Asset Income Fund representing 96.56% and less than 0.01% of the Funds’ net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

i.  Payment by Affiliates.  During the year ended December 31, 2015, Natixis AM US reimbursed Multi-Asset Allocation Fund $17 for losses incurred in connection with a trading error. This amount is included in realized gains on futures contracts in the Statements of Operations. Additionally, NGAM Advisors reimbursed Multi-Asset Income Fund $20,510 for brokerage commissions incurred on portfolio transactions executed in conjunction with a strategy change.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from September 1, 2015 through December 31, 2015, Multi-Asset Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$17,680	$11,497	$44	$2,819

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

101  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Multi-Asset Income Fund	$906
U.S. Equity Opportunities Fund	6,865

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Multi-Asset Allocation Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

11.  Interest Expense.  Multi-Asset Allocation Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2015 is reflected on the Statements of Operations.

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,847,041	$25,047,639	3,587,606	$46,772,806
Issued in connection with the reinvestment of distributions	135,940	1,788,328	145,859	1,902,832
Redeemed	(5,302,356)	(70,529,840)	(1,966,178)	(25,485,685)

Net change	(3,319,375)	$(43,693,873)	1,767,287	$23,189,953

Class C
Issued from the sale of shares	809,470	$10,798,585	641,777	$8,362,876
Issued in connection with the reinvestment of distributions	42,974	560,787	41,434	539,625
Redeemed	(1,076,310)	(14,183,914)	(711,476)	(9,151,769)

Net change	(223,866)	$(2,824,542)	(28,265)	$(249,268)

Class N*
Issued from the sale of shares	79	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	14	—	—

Net change	80	$1,015	—	$—

Class Y
Issued from the sale of shares	1,039,119	$14,008,487	1,164,871	$15,288,075
Issued in connection with the reinvestment of distributions	31,764	417,023	10,893	143,867
Redeemed	(1,266,925)	(16,678,449)	(149,655)	(1,908,448)

Net change	(196,042)	$(2,252,939)	1,026,109	$13,523,494

Increase (decrease) from capital share transactions	(3,739,203)	$(48,770,339)	2,765,131	$36,464,179

Intermediate Municipal Bond Fund
Class A
Issued from the sale of shares	592,244	$5,929,603	440,562	$4,404,696
Issued in connection with the reinvestment of distributions	4,131	41,346	1,807	17,881
Redeemed	(199,347)	(1,988,883)	(312,110)	(3,108,236)

Net change	397,028	$3,982,066	130,259	$1,314,341

Class C
Issued from the sale of shares	516,208	$5,183,929	221,952	$2,199,823
Issued in connection with the reinvestment of distributions	478	4,779	125	1,241
Redeemed	(109,322)	(1,092,827)	(5,445)	(53,806)

Net change	407,364	$4,095,881	216,632	$2,147,258

Class Y
Issued from the sale of shares	6,857,887	$68,754,803	874,599	$8,630,106
Issued in connection with the reinvestment of distributions	19,332	193,727	31,302	308,641
Redeemed	(3,102,593)	(31,008,201)	(349,221)	(3,485,532)

Net change	3,774,626	$37,940,329	556,680	$5,453,215

Increase (decrease) from capital share transactions	4,579,018	$46,018,276	903,571	$8,914,814

*	From commencement of Class operations on August 31, 2015 through December 31, 2015.

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,905,649	$53,185,247	1,244,707	$40,683,381
Issued in connection with the reinvestment of distributions	717,539	19,984,422	3,733,383	104,238,574
Redeemed	(1,954,194)	(54,802,400)	(1,579,897)	(53,911,455)

Net change	668,994	$18,367,269	3,398,193	$91,010,500

Class B
Issued from the sale of shares	451	$9,116	4,557	$112,874
Issued in connection with the reinvestment of distributions	2,049	41,836	54,550	1,140,434
Redeemed	(158,367)	(3,248,117)	(181,197)	(5,000,162)

Net change	(155,867)	$(3,197,165)	(122,090)	$(3,746,854)

Class C
Issued from the sale of shares	731,050	$14,968,474	639,156	$16,511,165
Issued in connection with the reinvestment of distributions	166,686	3,355,438	756,094	15,641,654
Redeemed	(447,307)	(9,204,165)	(371,115)	(9,752,500)

Net change	450,429	$9,119,747	1,024,135	$22,400,319

Class Y
Issued from the sale of shares	1,585,958	$50,501,292	837,095	$31,611,584
Issued in connection with the reinvestment of distributions	79,841	2,543,672	262,503	8,306,725
Redeemed	(638,372)	(20,615,184)	(571,477)	(21,233,215)

Net change	1,027,427	$32,429,780	528,121	$18,685,094

Increase (decrease) from capital share transactions	1,990,983	$56,719,631	4,828,359	$128,349,059

	Year Ended December 31, 2015		Year Ended December 31, 2014(a)
Multi-Asset Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	27,184	$256,150	101	$1,011
Issued in connection with the reinvestment of distributions	46	454	—	—
Redeemed	(101)	(991)	(1)	(10)

Net change	27,129	$255,613	100	$1,001

Class C
Issued from the sale of shares	26,919	$257,993	2,822	$27,973
Issued in connection with the reinvestment of distributions	58	577	—	—
Redeemed	(7,350)	(70,270)	(1)	(10)

Net change	19,627	$188,300	2,821	$27,963

Class Y
Issued from the sale of shares	115,322	$1,137,630	5,033,633	$50,330,682
Issued in connection with the reinvestment of distributions	66,280	658,156	—	—
Redeemed	(18,663)	(174,596)	(1)	(10)

Net change	162,939	$1,621,190	5,033,632	$50,330,672

Increase (decrease) from capital share transactions	209,695	$2,065,103	5,036,553	$50,359,636

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

13.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the early conversion of all of the U.S. Equity Opportunities Fund’s remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, at which point Class B shares will be terminated.

|  104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund), McDonnell Intermediate Municipal Bond Fund, Natixis U.S. Equity Opportunities Fund, and SeeyondSM Multi-Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund) and Natixis U.S. Equity Opportunities Fund, each a series of Natixis Funds Trust I; and McDonnell Intermediate Municipal Bond Fund and SeeyondSM Multi-Asset Allocation Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

105  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Income	45.71%
U.S. Equity Opportunities	81.32%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Fund	Amount
U.S. Equity Opportunities	$20,618,016
Multi-Asset Allocation	659,252

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Multi-Asset Income	50.72%
U.S. Equity Opportunities	100.00%

Exempt Interest Dividends

During the year ended December 31, 2015, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 100.0% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

|  106

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly, Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  108

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  110

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/14 – 12/31/14	1/1/15 – 12/31/15	1/1/14 – 12/31/14	1/1/15 – 12/31/15	1/1/14 – 12/31/14	1/1/15 – 12/31/15	1/1/14 – 12/31/14	1/1/15 – 12/31/15
Natixis Funds Trust I	$170,582	$171,554	$310	$368	$47,525	$70,677	$—	$—

1.	Audit-related fees consist of:

2014 & 2015 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of the Registrant’s tax returns, quarterly review of asset diversification tests and preparation of application for change in accounting method (2015 only).

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $47,835 and $71,045, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Capital Growth Management Limited Partnership (“CGM”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”) and entities controlling, controlled by or under common control with CGM, Loomis and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/14– 12/31/14	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/15– 12/31/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to CGM, Loomis, NGAM and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/14 – 12/31/14	1/1/15 – 12/31/15
Control Affiliates	$426,200	$257,566

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2016